Exhibit 10.18

PORTFOLIO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

BY AND BETWEEN

Those Seller Parties listed on Exhibit A attached hereto

(collectively, “Seller”)

AND

Those Buyer Parties listed on Exhibit A attached hereto

(collectively, “Buyer”)

PORTFOLIO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

THIS PORTFOLIO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is made and entered into as of October 24, 2017, among those parties identified as the “Seller Parties” on Exhibit A attached hereto and made a part hereof (collectively, “Seller”), and those parties identified as the “Buyer Parties” on Exhibit A attached hereto and made a part hereof (collectively, “Buyer”; Buyer and Seller are hereinafter collectively referred to as the “Parties” and each as a “Party”), with reference to the following:

A.        Each Seller Party is the owner of the improved real property (each, a “Real Property” and collectively, the “Real Properties”) set forth next to such Seller Party’s name on Exhibit A attached hereto together with certain personal property located upon or used in connection with such improved real property and certain other assets relating thereto, all as more particularly described in Section 2 hereof.

B.        Each Seller Party desires to sell to the applicable Buyer Party, and each Buyer Party desires to purchase from the applicable Seller Party, the applicable Real Property set forth next to such Seller Party and Buyer Party’s names on Exhibit A attached hereto and made a part hereof, together with certain personal property and related assets on the terms and subject to the conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	BASIC TERMS AND DEFINITIONS; REFERENCES

1.1          Basic Terms and Definitions.

(a)        Effective Date. The effective date of this Agreement shall be the date set forth above (“Effective Date”).

(b)        Closing Date. The Close of Escrow (as defined in Section 8.1 hereof) shall occur on November 8, 2017, at 10:59 p.m. (Pacific Standard Time) (the “Closing Date”), or at such other time and date as may be agreed between Buyer and Seller.

(c)        Escrow Holder. The escrow holder shall be First American Title Insurance Company (“Escrow Holder”), whose address is 18500 Von Karman Avenue, Suite 600, Irvine, California 92612, Escrow Officer: Patty Beverly; Telephone: (949) 885-2465; Telecopier: (877) 372-0260.

(d)        Title Company. The title company shall be First American Title Insurance Company (“Title Company”), whose address is 18500 Von Karman Avenue, Suite 600, Irvine, California 92612, Title Coordinator: Kristen Hueter; Telephone: (949) 885-2450; Telecopier (877) 372-0256.

1.2          References. All references to Exhibits and Schedules refer to Exhibits and Schedules attached to this Agreement and all such Exhibits and Schedules are incorporated herein by reference. The words “herein,” “hereof,” “hereinafter” and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.	PURCHASE AND SALE

Subject to the terms and conditions of this Agreement, each Seller Party agrees to sell, assign and transfer to the applicable Buyer Party and each Buyer Party agrees to purchase from the applicable Seller Party, for the purchase price set forth in Section 3 hereof, all of such Seller Party’s right, title and interest in and to the following (collectively, the “Property” and more than one “Properties”; all of the Properties are collectively referred to herein as the “Portfolio”):

2.1        The Real Property set forth next to such Seller Party’s and Buyer Party’s names on Exhibit A attached hereto, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the “Improvements”); all references hereinafter made to a Real Property shall be deemed to include all rights, privileges, easements and appurtenances benefiting such Real Property and/or the Improvements situated thereon, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of such Real Property;

2.2        All personal property, equipment, supplies and fixtures (collectively, the “Personal Property”) left on the Real Property at the Close of Escrow to the extent owned by such Seller Party;

2.3        All of such Seller Party’s interest in any intangible property used exclusively in connection with the Real Properties and Improvements, including, without limitation, all contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy;

2.4        All of such Seller Party’s interest in all leases, tenancy agreements and other similar occupancy agreements affecting such Seller Party’s Real Property as of the Close of Escrow (the “Leases”); and

2.5        All of such Seller Party’s interest in the service agreements set forth under such Seller Party’s name on Exhibit C attached hereto and all service agreements hereafter entered into by such Seller Party to the extent permitted by the provisions of this Agreement and affecting such Seller Party’s Real Property as of the Close of Escrow (the “Contracts”).

Notwithstanding anything to the contrary contained herein, the term “Property” shall expressly exclude any Rents (as such term is defined in Section 10.1 hereof) or any other amounts payable by tenants under the Leases for periods prior to the Close of Escrow, any Rent or other amounts payable by any former tenants of such Property, and any judgments, stipulations, orders, or settlements with any tenants under the Leases or former tenants of such Property (hereinafter collectively referred to as the “Excluded Property”).

3.	PURCHASE PRICE

3.1        Purchase Price; Allocation. The purchase price for the Portfolio shall be Eight Hundred Four Million and No/100 Dollars ($804,000,000) (the “Purchase Price”). The Purchase Price shall be allocated to each Property as follows:

Northridge Center: Twenty Million Three Hundred Twenty Five Thousand and No/100 Dollars ($20,325,000);

Iron Point: Thirty Six Million Seven Hundred Thousand and No/100 Dollars ($36,700,000);

Bellevue Technology Center: One Hundred Thirty One Million One Hundred Fifty Thousand and No/100 Dollars ($131,150,000);

Powers Ferry Landing: Eighteen Million Seven Hundred Twenty Five Thousand and No/100 Dollars ($18,725,000);

1800 West Loop: Seventy Eight Million Five Hundred Fifty Thousand and No/100 Dollars ($78,550,000);

West Loop I & II: Forty Six Million Three Hundred Thousand and No/100 Dollars ($46,300,000);

Westech 360: Forty One Million Eight Hundred Thousand and No/100 Dollars ($41,800,000);

Great Hills Plaza: Thirty Three Million One Hundred Fifty Thousand and No/100 Dollars ($33,150,000);

Westmoor Center: One Hundred Seventeen Million Seventy Five Thousand and No/100 Dollars ($117,075,000);

Maitland Promenade II: Forty Million Two Hundred Twenty Five Thousand and No/100 Dollars ($40,225,000); and

The Plaza Buildings: Two Hundred Forty Million and No/100 Dollars ($240,000,000).

3.2        Payment of Purchase Price. Provided all the conditions in Section 7.1 hereof have been satisfied or waived by Buyer, Buyer shall deposit in cash or current funds with Escrow Holder no later than 1:00 p.m. (Pacific Standard Time) on the Closing Date (as defined in Section 1.1(b) hereof) an amount equal to the Purchase Price plus or minus applicable prorations pursuant to Section 10 hereof.

3.3        Independent Contract Consideration. Within three (3) business days after the Effective Date, Buyer shall deliver to Seller in cash the sum of One Hundred and No/100 Dollars ($100.00) (the “Independent Contract Consideration”) which amount has been bargained for and agreed to as consideration for Buyer’s exclusive option to purchase the Real Properties and the right to inspect the Real Properties as provided herein, and for Seller’s execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.

4.	PROPERTY INFORMATION; TITLE POLICIES; INSPECTIONS; CONFIDENTIALITY

4.1          Property Information. Prior to the Effective Date, Seller has made available to Buyer, and will continue to make available to Buyer during the term of this Agreement, to the extent in Seller’s possession, the following in an electronic data room, at the applicable Real Property, or at the applicable Seller Party’s local property manager’s office (collectively, the “Property Information”):

(a)        the Leases;

(b)        a current rent roll for each Real Property, indicating rents collected, scheduled rents and concessions, delinquencies, and security deposits held (collectively, the “Rent Rolls”);

(c)        the most current operating statements for each Real Property, if available (collectively, the “Operating Statements”);

(d)        copies of the Contracts;

(e)        existing land title surveys, if any, for each Real Property (each, an “Existing Survey” and collectively, the “Existing Surveys”); and

(f)        any environmental, soils and/or engineering reports prepared for Seller or Seller’s predecessors (the “Existing Reports”).

At the Close of Escrow, Buyer shall reimburse Seller for the actual out-of-pocket costs and expenses incurred by Seller to obtain or update any third-party study, report or survey that is specifically identified in this Agreement as a “Reimbursable Expense” or that the parties otherwise agree are Reimbursable Expenses, including any updates or modifications to any Existing Reports that Buyer requests that Seller update for Buyer. The parties agree that the payment of the Reimbursable Expenses is fair and reasonable under the circumstances given that Seller is advancing the costs of such studies, reports and surveys for Buyer. For avoidance of doubt, Seller shall not seek reimbursement for the cost of any existing reports or studies that were in Seller’s possession and were merely delivered to Buyer as part of Buyer’s due diligence and that were not updated, recertified or otherwise modified for or at the request of Buyer. Seller shall not receive a reimbursement for the Reimbursable Expenses if the Close of Escrow fails to occur.

4.2          Title Reports; Title Policy. Prior to the Effective Date, Seller has made available to Buyer the preliminary title reports or title commitments covering each Real Property (each, a “Title Report” and collectively, the “Title Reports”) as listed on Schedule 1 attached hereto, together with copies of all documents (collectively, the “Title Documents”) referenced in such Title Report. Prior to the Effective Date, Buyer has requested that Seller, as a Reimbursable Expense, have each of the Existing Surveys updated, and if any Existing Survey cannot be updated, order a new survey for the applicable Real Property (in each case, an “Updated Survey”). During the term of this Agreement, Seller shall assist Buyer, without cost or expense to Seller, with any further review of the Title Reports and Updated Surveys by Buyer and answer all follow-up questions and provide additional requested information to the extent in Seller’s possession. Seller covenants and agrees to remove (or cause to be removed) from the Real Properties concurrently with the Close of Escrow each of the following (collectively, the “Monetary Encumbrances”): (i) all deeds of trust, mortgages and/or other debt instruments to the extent executed by Seller or expressly assumed by Seller in writing (which obligation shall be deemed satisfied if Seller or Escrow Holder has received a payoff letter from the applicable lender and Seller has authorized Escrow Holder to use a portion of the Purchase Price to satisfy the applicable obligation in full in accordance with such pay off letter as part of the Close of Escrow), and (ii) any other monetary liens which are of an ascertainable amount and are capable of money (which obligation shall be deemed satisfied if the same is bonded over in a manner acceptable to the Title Company); provided, however, that work affecting a Real Property performed or to be performed by or on behalf of a tenant or subtenant under a Lease will not be Seller’s responsibility, and accordingly Seller shall not be obligated to remove from a Real Property either (x) notices of commencement of work to be performed by contractors or subcontractors engaged by such tenants or subtenants, or (y) any liens filed with respect to such work performed by or on behalf of any such tenant, unless (and only to the extent that) an item referenced in either clauses (x) or (y) above would impair Seller’s ability to transfer the applicable Real Property to Buyer.

4.2.1    Delivery of Title Policy at Closing. As a condition precedent to the Close of Escrow, the Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, with respect to each Real Property, a Standard Coverage Owner’s Policy of Title Insurance (2006 Form) or with respect to the Real Properties located in Texas, a TLTA T- 1 Owner’s Policy of Title Insurance, as applicable (each, a “Title Policy” and collectively, the “Title Policies”) in the form of the applicable Title Report, issued by the Title Company as of the date and time of the recording of the applicable Deed (as such term is defined in Section 6.1 hereof) for such Real Property, in the amount of the portion of the Purchase Price allocated to such Real Property, insuring the applicable Buyer Party as owner of good, marketable and indefeasible fee simple legal title to such Real Property, subject only to the Permitted Exceptions (as hereinafter defined). For purposes of this Agreement, “Permitted Exceptions” shall mean and include (a) any lien to secure payment of real estate taxes, including special assessments, not delinquent, (b) all matters which could be revealed or disclosed by a physical inspection or a survey of the applicable Real Property and matters affecting the applicable Real Property which are created by or with the written consent of Buyer or which do not adversely affect Buyer’s contemplated use of such Real Property, (c) the rights of the tenants under the Leases affecting such Real Property, (d) all exceptions disclosed in writing by the Title Report relating to such Real Property, (e) any exception for liens for services, labor or materials heretofore or hereafter furnished to the applicable Property for which Buyer is entitled to a credit at Closing pursuant to this Agreement, for which Buyer is expressly responsible for payment under the terms of this Agreement, and/or which arises from any services, labor or materials contracted for by any tenant at such Property and with respect to which any such tenant is responsible for payment under the terms of its Lease, and (f) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of such Real Property.

4.3          Inspections.

4.3.1    Inspections in General. During the term of this Agreement, Buyer, its agents, and employees shall have a limited license (the “License”) to enter upon the Real Properties for the purpose of making non-invasive inspections at Buyer’s sole risk, cost and expense. Before any such entry, Buyer shall provide Seller with a certificate of insurance naming Seller as an additional insured and with an insurer and insurance limits and coverage reasonably satisfactory to Seller. All of such entries upon any Real Property shall be at reasonable times during normal business hours and after at least forty-eight (48) hours prior notice to Seller or Seller’s agent, and Seller or Seller’s agent shall have the right to accompany Buyer during any activities performed by Buyer on such Real Property. Notwithstanding anything stated to the contrary herein, Buyer shall have no right to inspect any of the occupied space in any Real Property, and Buyer shall not contact or speak to any of the tenants under the Leases, unless Buyer provides Seller with no less than forty-eight (48) hours prior written notice of such intention and Seller or Seller’s representative is present during such inspections and/or discussions with tenants; any discussions with tenants shall immediately cease at the tenant’s request and any discussions with tenants must be limited to their existing tenancy and premises and may not involve any lease renegotiations. Seller agrees to make itself or its representatives reasonably available to be present during Buyer’s inspections and/or discussions with tenants. Inspections by Buyer shall not interfere with the rights of tenants. To the extent a consultant is engaged by Buyer to perform any tests or inspections, at Seller’s request, Buyer shall provide Seller (at reasonable cost to Seller) with a copy of the results of any such tests and inspections, excluding only market and economic feasibility studies. If any inspection or test disturbs any Real Property, Buyer will restore such Real Property to the same condition as existed before the inspection or test. Buyer shall defend, indemnify Seller and hold Seller, Seller’s trustees, officers, tenants, agents, contractors and employees and the Real Properties harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanics’ and materialmens’ liens and Seller’s attorneys’ fees, arising out of or in connection with Buyer’s, or its agents’, contractors’, employees’, or invitees’ entry upon or inspection of any Real Property, but expressly excluding any such losses, costs, damages, claims or liabilities arising from Buyer’s discovery of an existing condition on any Real Property so long as Buyer’s actions do not exacerbate such condition (and then only to the extent, if any, Buyer’s tests or inspections actually exacerbate such condition) or arising from Seller’s negligence or willful misconduct. The License may be revoked by Seller at any time and shall in any event be deemed revoked upon termination of this Agreement. The provisions of this Section 4.3.1 shall survive the Close of Escrow or the earlier termination of this Agreement.

4.3.2    Environmental Inspections. The inspections under Section 4.3.1 may include non-invasive Phase I environmental inspections of the Real Properties, but no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections, shall be performed without the prior written consent of Seller, which may be withheld in its sole and absolute discretion (provided, however, that if a Phase I inspection of a Real Property recommends in writing that a Phase II inspection be conducted, Seller shall not unreasonably withhold its consent to such Phase II), and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller’s review and approval. Prior to the Effective Date, Buyer has requested that Seller, as a Reimbursable Expense, have each of the existing environmental reports updated, and if any existing environmental cannot be updated, order a new environmental for the applicable Real. To the extent a consultant is engaged by Buyer to perform any other tests or inspections, at Seller’s request, Buyer shall deliver to Seller (at reasonable to Seller) copies of any Phase II or other environmental reports performed by such consultant to which Seller consents as provided above.

4.4          Contracts. Each Buyer Party shall assume the obligations arising from and after the Closing Date under the Contracts applicable to the Real Property being purchased by such Buyer Party; provided, however, that: (1) notwithstanding anything stated to the contrary herein, with respect to any property management agreement or leasing agreements listed in Exhibit C attached hereto and made a part hereof, Buyer shall have the right to elect in writing to either (A) assume each such property management agreement or leasing agreement as of the Close of Escrow or (B) have Seller terminate such property management agreement or leasing agreement as of the Close of Escrow (in which case Buyer would enter into new replacements agreements with the applicable property managers and leasing agents), and (2) if Buyer elects to have any property management or leasing agreement terminated pursuant to clause (1)(A), then notwithstanding Seller’s termination of any such property management agreement or leasing agreement listed in Exhibit C attached hereto, and in consideration of Seller’s terminating the same and Seller’s continued leasing of the Portfolio after the Effective Date, Buyer shall be responsible for, and Buyer shall assume pursuant to the terms and provisions of the Assignment of Leases and Contracts and Bill of Sale, as hereinafter defined, all leasing commissions payable (notwithstanding the termination of any such agreement) under such property management agreements and leasing agreements after the Close of Escrow arising out of the lease of space in any Property after the Close of Escrow.

4.5          Confidentiality.

4.5.1    Each Party agrees not to disclose or permit the disclosure of any of the terms of this Agreement or any other confidential, non-public or proprietary information relating to the Portfolio, any Seller Party, or the business of Seller (collectively, “Confidential Information”); provided that such disclosure may be made (a) to any person who is a member, partner, manager, officer, investor, director or employee, directly or indirectly, of such Party or counsel to, or accountants of, such Party solely for their use and on a need-to-know basis; provided that such person or entity is notified of the Party’s confidentiality obligations hereunder, (b) with the prior consent of the other Party, (c) subject to Section 4.5.2 below, pursuant to a subpoena, order issued or examination by a court, arbitrator or governmental body, agency or official, (d) to any lender providing financing to one or more of the entities constituting Seller and/or Buyer, (e) to any governmental or regulatory authority, body or agency or stock exchange pursuant to applicable laws, rules, guidelines or regulations as reasonably determined by such Party, or (f) pursuant to any regulatory requirement. Notwithstanding the foregoing and anything to the contrary in this Agreement, (i) any Party may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure, and (ii) nothing contained herein shall impair any Party’s (or any Party’s affiliate’s) right to disclose information relating to this Agreement or to the Portfolio (x) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating such Party or its affiliates, (y) in connection with any filings (including any amendment or supplement to any S-11 filing) with governmental or regulatory agencies or stock exchanges (including the United States Securities and Exchange Commission or any regulatory agency or body in Singapore such as the Singapore Exchange Securities Trading Limited (“SGX”)) by any Party or other person or entity holding an interest (direct or indirect) in any Party, and (z) to any broker/dealers in such Party’s or its affiliates’ broker/dealer network and any of the Party’s or its affiliates’ investors.

4.5.2    In the event that a Party receives a request to disclose any Confidential Information under a subpoena or order or examination by a court, arbitrator or governmental body, agency or official, such Party shall to the extent legally practicable (i) promptly notify the other Party, (ii) consult with the other Party on the advisability of taking steps to resist or narrow such request, and (iii) if disclosure is required or deemed advisable, reasonably cooperate with the other Party in any attempt such other Party may make to obtain an order or other assurance that confidential treatment will be accorded the Confidential Information that is disclosed.

4.5.3    Without limiting the rights of the Parties in Section 4.5.1 above, no Party shall issue or publish any press release, tombstone or any other similar public communication advertising the sale of the Portfolio or any Property to Buyer that would disclose the financial aspects of this Agreement or the financial aspects of the business of the Portfolio or such Property without the written prior approval of all of the Parties.

5.	OPERATIONS AND RISK OF LOSS

5.1          Ongoing Operations. During the term of this Agreement, but subject to the limitations set forth below, Seller shall carry on its businesses and activities relating to the Portfolio, including maintaining each Property in good condition and repair, subject to normal wear and tear and Section 5.4 below, substantially in the same manner as Seller did before the date of this Agreement.

5.2          New Contracts. During the term of this Agreement, Seller may enter into new service agreements and may amend, renew, modify and terminate existing Contracts relating to the maintenance and operation of the Portfolio substantially in accordance with Seller’s past practices and in the ordinary course of business, provided that Seller delivers to Buyer copies of any Contracts executed after the Effective Date within five (5) business after Seller’s execution of the same and these Contracts are cancelable on not more than thirty (30) days’ written notice, without the payment of any termination or other similar fee. All of the new service agreements shall require the prior written approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed and may be delivered by David Snyder or Andy Gwee by electronic mail (and shall be deemed given if not rejected in writing within five (5) business days after Buyer receives Seller’s request for such approval).

5.3          Leasing Arrangements. During the term of this Agreement, Seller will not, without prior written approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed and may be delivered by David Snyder or Andy Gwee by electronic mail

(and shall be deemed given if not rejected in writing within five (5) business days after Buyer receives Seller’s request for such approval): (a) execute any new Lease affecting any Real Property (or any part thereof); (b) materially amend any existing Lease; or (c) terminate or accept the surrender of any Lease; provided however that Seller is authorized to accept the termination of Leases at their existing terms and to expand, extend or renew any Lease pursuant to expansion, extension or renewal options contained therein. At the Close of Escrow, Buyer shall reimburse Seller for commissions, legal fees, the cost of tenant improvements, and all other leasing costs and expenses paid by Seller with respect to all new leases and all other Lease amendments, expansions or renewals or new leases that were entered into after the Effective Date and, at Close of Escrow, shall assume in writing (pursuant to the applicable Assignment of Leases and Contracts and Bill of Sale) Seller’s obligations (whether arising before or after the Closing Date) under such new leases and Lease amendments, expansions or renewals.

5.4          Damage or Condemnation. Risk of loss shall remain with Seller. If prior to the Close of Escrow, any Real Property shall be Materially Damaged (defined below), or if any Material Portion (defined below) of any Real Property shall be subjected to a bona fide written threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation by a governmental authority (a “Material Taking”), then Seller shall promptly notify Buyer in writing that such Material Damage or Material Taking has occurred after Seller obtains actual knowledge of such occurrence, and Buyer may elect not to acquire the Real Property affected by such Material Damage or Material Taking, as applicable, by delivering written notice of such election to Seller within five (5) days after Buyer learns of the Material Damage or Material Taking, in which event Buyer shall no longer be obligated to purchase, and Seller shall no longer be obligated to sell, such Real Property and this Agreement shall terminate with respect to such Real Property (but not as to the other Real Properties). If the Closing Date is within the aforesaid 5-day period, then Buyer shall have the right to elect in writing to extend the Close of Escrow to no later than the next business day following the end of said 5-day period so that Buyer may receive the benefit of such 5-day period (or so much so as Buyer may elect). If no such election is made, and in any event if the damage does not constitute Material Damage, or an eminent domain or condemnation proceeding or bona fide written threat does not affect a Material Portion of the applicable Real Property, then this Agreement shall remain in full force and effect, and the purchase contemplated herein (less any interest taken by eminent domain or condemnation) shall be consummated pursuant to the terms of this Agreement (after deducting all reasonable costs incurred by Seller in defending such eminent domain or condemnation proceeding prior to the Close of Escrow); provided, however, that Buyer shall be entitled to receive any condemnation award or payment, and upon the Close of Escrow, Seller shall assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Buyer any insurance proceeds that may thereafter be made for such damage or destruction giving Buyer a credit at the Close of Escrow for any deductible under such policies. For purposes of this Section 5.4, the phrase(s) (i) “Material Damage” or “Materially Damaged” means damage reasonably exceeding ten percent (10%) of the Purchase Price allocated to the applicable Real Property as reasonably determined by Seller after engaging a third-party consultant to determine the scope and cost to repair of such damage, and (ii) “Material Portion” means any portion of a Real Property that has a “fair market value” exceeding ten percent (10%) of the Purchase Price allocated to the applicable Real Property as reasonably determined by Seller after engaging a third-party broker to provide an opinion of value with respect to the portion of the affected Real Property.

5.5          Additional Covenants of Seller. During the term of this Agreement, Seller covenants and agrees as follows:

(a)        No Monetary Encumbrances. Not to create any new Monetary Encumbrances or to modify or increase any existing Monetary Encumbrances unless Seller will satisfy and discharge same at or prior to the Close of Escrow in accordance with Section 4.2 above;

(b)        No Sales or Options to Purchase. Not to sell or transfer, or agree to sell or transfer, any of the Real Properties or grant any option to sell or transfer any of the Real Properties inconsistent with this Agreement;

(c)        Compliance with Laws and Agreements. To use commercially reasonable efforts to conduct its business and affairs at each Real Property in a manner that will comply with (1) applicable laws, regulations, orders and directives of any governmental agency having jurisdiction over any of the Real Properties and (2) Seller’s obligations under the Leases, the Contracts or other written agreements to which Seller is a party, in each case where such non-compliance would result in the imposition of a lien or other encumbrance against a Real Property that would prevent the transfer of title of such Real Property or the imposition of a restriction that would prevent the continued use or operation of such Real Property in the manner that such Property was operated prior to the date of this Agreement;

(d)        Maintain Insurance. To continue to maintain its current insurance policies with respect to the Portfolio through the Close of Escrow and not to knowingly take any action or knowingly permit any action to be taken at any of the Properties that would render any such existing insurance policies to be, or become invalid, void or voidable;

(e)        Disclosure of Litigation. To promptly disclose to Buyer in writing any service of process received or litigation filed against any Seller Party or, if within the Seller’s Actual Knowledge (defined below), brought by or against any Seller Party, under or in connection with the Leases and/or the any of the Real Properties where such service of process or litigation filed would impose a continuing obligation or liability on Buyer or any Real Property after the Close of Escrow or any such Seller Party’s ability to perform hereunder.

6.	SELLER’S AND BUYER’S DELIVERIES

6.1          Seller’s Deliveries into Escrow. In accordance with the provisions of the Closing Escrow Agreement, Seller shall deliver into Escrow (as such term is defined in Section 9 hereof) to the Escrow Holder the following:

(a)        Deed. A deed (the “Deed”) with respect to each Real Property, in the form required by the jurisdiction in which the applicable Real Property is located, executed and acknowledged by the applicable Seller Party, conveying to the applicable Buyer Party such Seller Party’s title to the applicable Real Property.

(b)        Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale (each, an “Assignment of Leases and Contracts and Bill of Sale”) with respect to the each Property, in the form of Exhibit F attached hereto, executed by the applicable Seller Party.

(c)        State Law Disclosures. Such disclosures and reports as are required with respect to each Real Property by applicable state and local law in connection with the conveyance of such Real Property.

(d)        FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by each Seller Party substantially in the form of Exhibit G attached hereto.

(e)        Closing Escrow Agreement. The Closing Escrow Agreement (as defined in Section 9.1 below), executed by Seller.

(f)        Owner’s Affidavit. An Owner’s Affidavit with respect to each Real Property (“Owner’s Affidavit”), in the form of Exhibit I attached hereto, executed by the applicable Seller Party, except that Buyer shall have no right to receive a copy of such Owner’s Affidavit.

(g)        Seller’s Reaffirmation. A certificate of Seller confirming whether the representations and warranties made by Seller in Section 11.1 hereof continue to be true and correct in all material respects.

(h)        State-Specific Deliveries. If applicable, the state-specific deliveries (each, a “State-Specific Delivery” and collectively, the “State-Specific Deliveries”) listed under each Seller Party’s name on Exhibit E attached hereto.

(i)        Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

6.2          Buyer’s Deliveries into Escrow. In accordance with the provisions of the Closing Escrow Agreement, Buyer shall deliver into Escrow to the Escrow Holder the following:

(a)        Purchase Price. The Purchase Price, plus or minus applicable prorations, deposited by Buyer with the Escrow Holder in immediate, same day federal funds wired for credit into the Escrow Holder’s escrow account and deposited in Escrow Holder’s escrow account.

(b)        Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale with respect to each Property, executed by the applicable Buyer Party.

(c)        Closing Escrow Agreement. The Closing Escrow Agreement, executed by the Seller.

(d)        State-Specific Deliveries. If applicable, the State-Specific Deliveries listed under each Buyer Party’s name on Exhibit E attached hereto.

(e)        State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.

(f)        Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

6.3          Closing Statements/Escrow Fees; Tenant Notices. Prior to 10:00 a.m. (Pacific Standard Time) on the Closing Date and as further provided in the Closing Escrow Agreement, Seller and Buyer shall deposit with the Escrow Holder executed closing statements consistent with this Agreement in the form required by the Escrow Holder and, the applicable Seller Party and Buyer Party shall execute at the Close of Escrow, and deliver to each tenant immediately after the Close of Escrow, tenant notices regarding the sale of the applicable Real Property in substantially the form of Exhibit H attached hereto, or such other form as may be required by applicable state law.

6.4          Post-Closing Deliveries. Immediately after the Close of Escrow, to the extent in Seller’s possession, each Seller Party shall deliver to the offices of the applicable Buyer Party’s property manager: the original Leases; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of such Real Property; and, if in such Seller Party’s possession or control, any “as-built” plans and specifications of the Improvements.

7.	CONDITIONS TO BUYER’S AND SELLER’S OBLIGATIONS

7.1          Conditions to Buyer’s Obligations. The Close of Escrow and Buyer’s obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Buyer’s benefit (or Buyer’s waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the Closing Date or on the dates designated below for the satisfaction of such conditions:

(a)        All of Seller’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to any qualifications hereafter made to any of Seller’s representations as provided for in Section 11.1 hereof;

(b)        As of the Closing Date, Seller shall have performed its respective obligations hereunder and all deliveries to be made at Close of Escrow by Seller shall have been tendered;

(c)        There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Seller that would materially and adversely affect Seller’s ability to perform its respective obligations under this Agreement;

(d)        There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;

(e)        Intentionally Deleted;

(f)        The Title Company shall have executed the Closing Escrow Agreement and shall be irrevocably committed to issue, the Title Policy for each Property in accordance with the provisions of Section 4.2.1 herein and the Closing Escrow Agreement;

(g)        Funds received by Buyer from the initial public offering (the “Offering”) of units (the “Units”) representing undivided interests in Keppel-KBS US REIT (“Buyer Parent REIT”), together with funds received by Buyer pursuant to any Bridge Financing (each as defined below) are sufficient to pay the Purchase Price and all closing costs that are the responsibility of Buyer pursuant to Section 9.2 below;

(h)        Buyer Parent REIT shall have obtained commitments from one or more commercial lenders in an aggregate amount equal to Buyer Parent REIT’s required equity contribution to each Buyer Party (collectively, the “Bridge Financing”) in accordance with the terms of the Offering, which Bridge Financing shall close prior to or concurrently with the Close of Escrow;

(i)        Intentionally Deleted; and

(j)        Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Portfolio.

If, notwithstanding the nonsatisfaction of any such condition, Buyer elects to waive such condition pursuant to Section 9.3 below and the Close of Escrow occurs, there shall be no liability on the part of Seller for breaches of representations and warranties of which Buyer had actual knowledge as of the Close of Escrow.

7.2          Conditions to Seller’s Obligations. The Close of Escrow and Seller’s obligations to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Seller’s benefit (or Seller’s waiver thereof, it being agreed that Seller may waive any or all of such conditions) on or prior to the Closing Date or the dates designated below for the satisfaction of such conditions:

(a)        All of Buyer’s representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

(b)        As of the Closing Date, Buyer has performed its obligations hereunder and all deliveries to be made at Close of Escrow by Buyer shall have been tendered including, without limitation, the deposit with Escrow Holder of the amounts set forth in Section 6.2(a) hereof;

(c)        There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Buyer that would materially and adversely affect Buyer’s ability to perform its obligations under this Agreement;

(d)        There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;

(e)        Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Portfolio;

(f)        Buyer Parent REIT shall have obtained commitments for the Bridge Financing;

(g)        Intentionally Deleted;

(h)        The Title Company shall have executed the Closing Escrow Agreement; and

(i)        KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) (the indirect one hundred percent (100%) owner of each Seller Party) shall have received board approval authorizing it to consummate the transactions contemplated hereby.

7.3          Additional Conditions Precedent to Closing. Between the Effective Date and the Close of Escrow, no fact or circumstance shall have arisen (regardless of whether or not permitted under this Agreement) which Buyer or Buyer Parent REIT reasonably determines materially adversely affects the initial public offering (“IPO”) of the Units and/or Buyer Parent REIT’s ability to obtain a listing on the Singapore Exchange Securities Trading Limited. In addition, as a condition to Buyer’s obligation to consummate the transaction contemplated by this Agreement, Buyer Parent REIT shall have received the eligibility-to-list letter from the SGX approving, among other things, the listing of, and quotation for Units on the SGX, the final prospectus shall have been registered in connection with the IPO, and Keppel-KBS US REIT Management Pte. Ltd., KBS Pacific Advisors Pte. Ltd., Keppel Capital Holdings Pte. Ltd., GKP Holding LLC, KBS SOR (BVI) Holdings Ltd., Keppel Capital Investment Holdings Pte. Ltd., DBS Bank Ltd., Citigroup Global Markets Singapore Pte. Ltd., Credit Suisse (Singapore) Limited and Merrill Lynch (Singapore) Pte. Ltd. shall have entered into the underwriting agreement in connection with the IPO and such underwriting agreement shall not have been terminated pursuant to its terms.

7.4          Failure to List on SGX.

(a)        Efforts to List. The Buyer shall use its commercially reasonable diligent efforts to ensure that the Units will be listed, and the trading of such Units will commence, on the SGX.

(b)        Failure to List. In the event that the listing described in Section 7.4(a) is not or cannot be fulfilled prior to the Close of Escrow, Buyer shall be entitled to terminate this Agreement by delivering written notice to the Seller and Escrow Holder, in which event this Agreement shall terminate, except for any provisions in this Agreement that expressly survive a termination of this Agreement.

(c)        Return of Documents and Funds. If this Agreement is terminated under Section 7.3 or the Section 7.4 and any closing documents or funds were delivered into Escrow with Escrow Holder in anticipation of the Close of Escrow, each of such documents and funds shall be returned to the party that delivered same, or as such party may direct.

8.	CLOSE OF ESCROW; POSSESSION

8.1        “Close of Escrow” shall mean and refer to point in time where the Escrow Holder is irrevocably authorized by Seller and Buyer to release to Seller the Purchase Price and other amounts due to Seller, to direct the Title Company to record the Deeds, and to release the other closing documents to the parties. The Close of Escrow will automatically occur as of 10:59 p.m. (Pacific Standard Time) on the Closing Date unless this Agreement and the Escrow is terminated pursuant to an express termination right hereunder or under the Closing Escrow Agreement.

8.2        Sole exclusive possession of the Real Properties, subject only to the Permitted Exceptions, shall be delivered to Buyer as of the Close of Escrow on the Closing Date.

9.	ESCROW

9.1        Closing. The escrow (the “Escrow”) for the consummation of this transaction shall be established with Escrow Holder at the address indicated in Section 15.1 hereof by the deposit of an original signed copy of this Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement among Buyer and Seller and escrow instructions for Escrow Holder. In addition, in connection with the Closing, each Seller Party, each Buyer Party, Escrow Holder and the Title Company shall execute a Closing Escrow Agreement in the form of Exhibit B attached hereto (the “Closing Escrow Agreement”), attached to which Closing Escrow Agreement shall be a list of all final pro forma Title Policies with respect to the Properties (each, a “Pro Forma Title Policy” and collectively, the “Pro Forma Title Policies”) in the form of each applicable Title Report. The Closing Escrow Agreement shall provide that, subject to the satisfaction of each condition set forth in the applicable Title Report and payment of the title premium and other fees applicable thereto, the Title Company shall be obligated to issue each Title Policy to the applicable Buyer Party in the form of the applicable Pro Forma Title Policy as soon as practicable after the recording of the applicable Deed. If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the “Additional Instructions”). In the event of any conflict or inconsistency (i) between this Agreement, the Closing Escrow Agreement, and the Additional Instructions, this Agreement and the Closing Escrow Agreement shall prevail and govern, and the Additional Instructions shall so provide, and (ii) between this Agreement and the Closing Escrow Agreement, the Closing Escrow Agreement shall prevail and govern, and the Closing Escrow Agreement shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement or the Closing Escrow Agreement unless otherwise agreed to in writing by Seller and Buyer.

On the Closing Date, provided that the conditions set forth in Sections 7.1, 7.2, 7.3 or 7.4 hereof have been satisfied or waived, Escrow Holder shall take the following actions in the order indicated below, in each case as more particularly set forth in the Closing Escrow Agreement:

(a)        With respect to all closing documents delivered to Escrow Holder hereunder, and to the extent necessary, Escrow Holder is authorized to insert into all blanks requiring the insertion of dates the date of the recordation of the applicable Deed or such other date as Escrow Holder may be instructed in writing by Seller and Buyer;

(b)        Deliver to Seller, in cash or current funds, the Purchase Price, plus or minus, as the case may be, the amounts determined in accordance with the provisions of Section 10 hereof, each Buyer Party’s signed counterparts of the applicable Assignment of Leases and Contracts and Bill of Sale and conformed copies of the recorded Deeds;

(c)        Record each the Deed in the official records of the County in which the applicable Real Property is located;

(d)        Deliver to Buyer those items referred to in Section 6.1 hereof and a conformed copy of each recorded Deed;

(e)        Cause the Title Company to issue the Title Policy for the Real Property in accordance with the provisions of this Section 9.1 and the Closing Escrow Agreement; and

(f)        Deliver to Seller and Buyer a final closing statement which has been certified by Escrow Holder to be true and correct.

9.2          Escrow and Title Charges.

(a)        Upon the Close of Escrow, escrow, title charges and other closing costs shall be allocated between Seller and Buyer in accordance with local custom in the applicable jurisdiction. If Buyer desires ALTA extended coverage for any Title Policy, Buyer shall pay the premiums and any additional costs for such coverage (additional to the premiums for standard coverage) and the cost of any endorsements to such Title Policy, if required by Buyer. In addition, Buyer shall pay all costs incurred in connection with Buyer’s updating or recertifying any Existing Surveys or obtaining any surveys for any Real Property. Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction shall be borne and paid by the party incurring same. If the Close of Escrow does not occur by reason of Buyer’s or Seller’s default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.

9.3          Procedures Upon Failure of Condition. Except as otherwise expressly provided herein or in the Closing Escrow Agreement, if any condition set forth in Sections 7.1 or 7.2 hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:

(a)        This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the indemnity and insurance obligations of Buyer set forth in Sections 4.3.1 and 14 hereof and the confidentiality provisions of Section 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within two (2) business days after (but, as to the condition in Section 7.1(e) above, within one (1) business day after) the date such condition was to be satisfied, or (ii) on the date the Close of Escrow occurs, whichever occurs first;

(b)        Escrow Holder shall promptly return to Buyer all funds of Buyer in its possession, and to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;

(c)        Buyer shall destroy or return to Seller the Property Information and Buyer shall deliver to Seller all Work Product (as such term is defined in Section 15.3 hereof); and

(d)        Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.

10.	PRORATIONS

If the Purchase Price is received by Seller’s depository bank in time to credit to Seller’s account on the Closing Date, the day the Close of Escrow occurs shall belong to Buyer and all prorations hereinafter provided to be made as of the Close of Escrow shall each be made as of the end of the day before the Closing Date. If the cash portion of the Purchase Price is not so received by Seller’s depository bank on the Closing Date, then the day the Close of Escrow occurs shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date. In each such proration set forth below, the portion thereof applicable to periods beginning as of Close of Escrow shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Close of Escrow shall be credited to Seller or charged to Seller as applicable.

10.1        Collected Rent. All rent (including, without limitation, all base rents, additional rents and retroactive rents, and expressly excluding tenant reimbursements for Operating Costs, as hereinafter defined) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as “Rents”) collected under Leases in effect on the Closing Date shall be prorated as of the Close of Escrow. Uncollected Rent shall not be prorated and, to the extent payable for the period prior to the Close of Escrow, shall remain the property of Seller. Buyer shall apply Rent from tenants that are collected after the Close of Escrow first to Rents which were applicable to the month of Closing, second to Rents which are due to Buyer after the Close of Escrow, and third to Rents which were due to Seller on or before the Close of Escrow. Any prepaid Rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make reasonable efforts, without suit, to collect any Rents applicable to the period before the Close of Escrow including, without limitation, sending to tenants bills for the payment of past due Rents during the first twelve (12) month period following the Closing Date. Seller may pursue collection of any Rents that were past due as of the Closing Date, provided that Seller shall have no right to terminate any Lease or any tenant’s occupancy under any Lease in connection therewith.

10.2        Operating Costs and Additional Rent Reconciliation. Seller, as landlord under the Leases, is currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, “Operating Costs”) in connection with the ownership, operation, maintenance and management of the Real Properties. To the extent that any additional rent (including, without limitation, estimated payments for Operating Costs) is paid by tenants to the landlord under the Leases based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Operating Costs to estimated payments is required to be performed at the end of a reconciliation period, Buyer and Seller shall make an adjustment at the Close of Escrow for the applicable reconciliation period (or periods, if the Leases do not have a common reconciliation period) based on a comparison of the actual Operating Costs to the estimated payments at the Close of Escrow. If, as of the Close of Escrow, Seller has received additional rent payments in excess of the amount that tenants will be required to pay, based on the actual Operating Costs as of the Close of Escrow, Buyer shall receive a credit in the amount of such excess. If, as of the Close of Escrow, Seller has received additional rent payments that are less than the amount that tenants would be required to pay based on the actual Operating Costs as of the Close of Escrow, Seller shall receive a credit in the amount of such deficiency; provided, however, Seller shall not be entitled to the portion, if any, of such deficiency for which Seller received a credit at the Close of Escrow under clause (b) of Section 10.3 hereof. Operating Costs that are not payable by tenants either directly or reimbursable under the Leases shall be prorated between Seller and Buyer and shall be reasonably estimated by the parties if final bills are not available.

10.3        Taxes and Assessments. Real estate taxes and assessments imposed by any governmental authority (“Taxes”) with respect to the Real Properties for the relevant tax year in which such Real Property is being sold and that are not yet due and payable or that have not yet been paid and that are not (and will not be) reimbursable by tenants under the Leases (or under leases entered into after the Close of Escrow for vacant space existing at the Close of Escrow) as Operating Costs shall be prorated as of the Close of Escrow based upon the most recent ascertainable assessed values and tax rates and based upon the number of days Buyer and Seller will have owned the applicable Real Property during such relevant tax year. Seller shall receive a credit for any Taxes paid by Seller and applicable to (a) any period after the Close of Escrow, and (b) any period before the Close of Escrow to the extent reimbursable as Operating Costs by (i) existing tenants under the Leases and not yet received from such tenants, or (ii) future tenants that may execute leases covering space in such Real Property that is vacant as of the Close of Escrow. If, as of the Closing Date, Seller is protesting or has notified Buyer, in writing, that it has elected to protest any Taxes for any Real Property, then Buyer agrees that Seller shall have the right (but not the obligation), after the Closing Date, to continue such protest. In such case, any Taxes paid by Buyer after the Closing Date with respect to such Real Property shall be paid under protest and Buyer shall promptly notify Seller of any payments of Taxes made by Buyer with respect to such Real Property. Buyer further agrees to cooperate with Seller and execute any documents requested by Seller in connection with such protest. As to each Real Property, any tax savings received (“Tax Refunds”) for the relevant tax year under any protest, whether filed by Seller or Buyer, shall be prorated between the parties based upon the number of days, if any, Seller and Buyer respectively owned the Real Property during such relevant tax year; if such protest was filed by a Seller, any payment of Tax Refunds to Buyer shall be net of any fees and expenses payable to any third party for processing such protest, including attorneys’ fees. Seller shall have the obligation to refund to any tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to Seller which may be owing to such tenants, which payment shall be paid to Buyer within fifteen (15) business days of delivery to Seller by Buyer of written confirmation of such tenants’ entitlement to such Tax Refunds. Buyer shall have the obligation to refund to tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to it which may be owing to such tenants. Seller and Buyer agree to notify the other in writing of any receipt of a Tax Refund within fifteen (15) business days of receipt of such Tax Refund. To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver the Tax Refund to the other party within fifteen (15) business days of its receipt. If Buyer or Seller fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Seller or Buyer, as applicable, until paid at the lesser of (a) twelve percent (12%) per annum and (b) the maximum amount permitted by law. The obligations set forth herein shall survive the Close of Escrow and Buyer agrees that, as a condition to the transfer of the any Property by Buyer, Buyer will cause any transferee to assume the obligations set forth herein.

10.4        Leasing Commissions, Tenant Improvements and Contracts. At Close of Escrow, the applicable Buyer Party shall assume (pursuant to the Assignment of Leases and Contracts and Bill of Sale for the applicable Property) the obligation to pay all (a) leasing costs that are due or become due prior to the Closing Date to the extent that the same arise from a new lease or any Lease amendment, extension or expansion hereafter entered into by Seller in accordance with the terms and conditions of this Agreement, and (b) leasing costs that are due after the Closing Date. Buyer will assume the obligations arising from and after the Closing Date under the Contracts.

10.5        Tenant Deposits. All tenant security deposits actually received by Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases shall be transferred or credited to Buyer at the Close of Escrow or placed in escrow if required by law. As of the Close of Escrow, Buyer shall assume Seller’s obligations related to tenant security deposits that are actually transferred or credited to Buyer at the Close of Escrow. Solely with respect to tenant security deposits that are actually transferred or credited to Buyer at the Close of Escrow, Buyer will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any such security deposits and will reimburse Seller for all attorneys’ fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims or demands by tenants. If any security deposits are in the form of a letter or credit, Seller’s obligation to deliver or credit such deposit shall be satisfied by the delivery by Seller of the original letter of credit to Buyer. Seller shall cooperate with Buyer to transfer any such letters of credit, including signing any assignment document requested by the issuer and presented to Seller prior to or after Closing, but expressly excluding any obligation to draw on any letter of credit for the benefit of Buyer. All costs of the assignment of any letter of credit shall be paid by Buyer without prejudice to Buyer’s right to seek reimbursement from a tenant for such costs post-closing if permitted under the respective lease. Seller agrees that it shall not hereafter apply any tenant security deposits set to tenant obligations unless (i) the respective tenant is in default under its Lease and (ii) the respective tenant is no longer in possession of their premises.

10.6        Utilities and Utility Deposits. Utilities for each Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas, based upon the last reading of meters prior to the Close of Escrow, shall be prorated. Seller shall be entitled to a credit for all security deposits held by any of the utility companies providing service to a Real Property. Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items and Seller shall pay at Close of Escrow the bills therefor for the period to the day preceding the Close of Escrow, and Buyer shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyer will receive a credit against the Purchase Price for Seller’s portion and will pay the entire bill prior to delinquency after Close of Escrow. If Seller has paid utilities in advance in the ordinary course of business, then Buyer shall be charged its portion of such payment at Close of Escrow. Buyer shall be responsible for making any security deposits required by utility companies providing service to a Real Property.

10.7        Owner Deposits. Seller shall receive a credit at the Close of Escrow for all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to any Real Property that have been provided by Seller or any of its affiliates to any governmental agency, public utility, or similar entity (collectively, “Owner Deposits”) to the extent assignable to Buyer. To the extent any Owner Deposits are not assignable to Buyer, Buyer shall replace such Owner Deposits and obtain the release of Seller (or its affiliates) from any obligations under such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not get a credit, such funds shall be delivered to Seller immediately upon their receipt.

10.8        Final Adjustment After Closing. If final prorations cannot be made at the Close of Escrow for any item being prorated under this Section 10, then, provided Buyer and Seller identify any such proration (“Post Closing Proration”) in writing before the Close of Escrow, Buyer and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Close of Escrow (but in no event later than ninety (90) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 shall not be subject to such 90-day limitation, but shall be made as soon as reasonably possible), to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than ninety (90) days after the Close of Escrow, except that adjustments arising from any tax protest under Section 10.3 shall not be subject to such 90-day limitation, but shall be made as soon as reasonably possible. Seller shall have reasonable access to, and the right to inspect and audit, Buyer’s books to confirm the final prorations for a period of one (1) year after the Close of Escrow. Notwithstanding anything to the contrary stated in this Section 10, except for any reconciliation arising out of a tax protest under Section 10.3 hereof, and except for any Post Closing Prorations (which must be determined and paid within ninety (90) days after the Close of Escrow), all prorations made under this Section 10 shall be final as of the Close of Escrow and shall not be subject to further adjustment (whether due to an error or for any other reason) after the Close of Escrow.

11.	SELLER’S REPRESENTATIONS AND WARRANTIES; AS-IS

11.1        Seller’s Representations and Warranties. In consideration of Buyer’s entering into this Agreement and as an inducement to Buyer to purchase the Portfolio from Seller, Seller makes the following representations and warranties to Buyer:

(a)        Each Seller Party is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware. Subject to KBS SOR’s obtaining board approval pursuant to Section 7.2(i) above, each Seller Party has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and subject to KBS SOR’s obtaining board approval pursuant to Section 7.2(i) above, the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

(b)        The obligations of each Seller Party under this Agreement constitute its legal, valid and binding obligations enforceable against it in accordance with its terms.

(c)        To each Seller’s Actual Knowledge, except as disclosed in any rent roll delivered or made available to Buyer or as disclosed in Schedule 2 attached hereto: (i) each Seller is not in material breach of the terms of any of the Leases, (ii) Seller has not received any written notice from any tenant under any Lease that Seller is currently in breach of a material obligation under any Lease that remains uncured as of the Effective Date, (iii) Seller is not aware of any existing material breach by a tenant of the terms of any Lease, (iv) Seller has not delivered any written notice to any tenant under any Lease claiming that such tenant is currently in breach of a material obligation under any Lease that remains uncured as of the Effective Date, and (v) Seller has not received written notice from any tenant under any Lease or any governmental authority or any third party claiming that any of the Leases are not enforceable.

(d)        There is no agreement, including any partnership agreement, operating agreement, mortgage, Lease, Contract, or articles of incorporation, bylaws, partnership certificate, articles of organization, indenture, deed to secure debt, deed of trust or other document, to which Seller is a party or to Seller’s Actual Knowledge binding on Seller which would prevent Seller from consummating the transaction contemplated by this Agreement.

(e)        To each Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto, no Seller Party has received written notice from any governmental agency in the last twelve (12) months that the Property owned by such Seller Party or the current use and operation thereof violate any applicable federal, state or municipal law, statute, code, ordinance, rule or regulation (including those relating to environmental matters), except with respect to such violations as have been fully cured and as to which there are no unpaid fines or penalties owing prior to the date hereof.

(f)        To each Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto, there is no currently pending proceedings for, or bona fide written threat of, condemnation or the exercise of the right of eminent domain as to any Property.

(g)        To each Seller’s Actual Knowledge, except as disclosed on Schedule 2 attached hereto, there is no litigation currently pending, or bona fide written threat of, litigation against any Property or such Seller Party that would adversely affect such Property after the Close of Escrow (other than claims for personal injury and property damage that are covered by insurance) or use thereof, or such Seller Party’s ability to perform hereunder.

(h)        To Seller’s Actual Knowledge, no Seller Party has received written notice of the existence of any attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or threatened against any tenant or any tenant guarantor.

(i)        To each Seller’s Actual Knowledge: (i) the list of Leases scheduled in Exhibit C-1 attached hereto sets forth all of the Leases (including amendments and guaranties relating thereto, if any) affecting the Portfolio as of the Effective Date, (ii) the copies of the Leases made available to Buyer are true and correct copies of such Leases in Seller’s possession, and (iii) each such Lease is in full force and effect.

(j)        To each Seller’s Actual Knowledge: (i) the list of Contracts scheduled in Exhibit C attached hereto sets forth all of the Contracts (including amendments and guaranties relating thereto, if any) affecting the Portfolio as of the Effective Date, (ii) except as disclosed in Schedule 2 attached hereto, each Seller has not received written notice that Seller is currently in breach of a material obligation under any Contract that remains uncured as of the Effective Date, and (iii) the copies of the Contracts made available to Buyer are true and correct copies of such Contracts in Seller’s possession.

(k)        To each Seller’s Actual Knowledge, no Seller Party nor any of its respective affiliates or constituents (but expressly excluding the shareholders of KBS SOR), nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) list of restrictions and prohibited persons (“Prohibited Person”) (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; or (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.

(l)        Except for this Agreement and the security interests granted to the existing lenders (which will be released at the Close of Escrow pursuant to Section 4.2 above), no Seller Party has entered into any other contract to sell any of the Real Properties (or any part thereof), and no Seller Party has entered into any option to purchase, right of first refusal to purchase or first opportunity to purchase any of the Properties or any portion thereof.

For purposes of this Section 11.1, the phrase “To Seller’s Actual Knowledge” shall mean the actual (and not implied, imputed, or constructive) knowledge of Brian Ragsdale, without any inquiry or investigation other than to review and discuss the accuracy of each of Seller’s representations and warranties in this Section 11.1 with each KBS asset manager of the Portfolio prior to the Effective Date.

The representations and warranties made by Seller in this Agreement shall survive the recordation of the Deeds for a period of twelve (12) months and any action for a breach of Seller’s representations or warranties must be made and filed within said twelve (12) month period. If, after the Effective Date, but before the Close of Escrow, Seller becomes aware of any facts or changes in circumstances that would cause any of its representations and warranties in this Agreement to be untrue at Close of Escrow, Seller shall notify Buyer in writing of such fact. In such case, or in the event Buyer obtains information which would cause any of Seller’s representations and warranties to be untrue at Close of Escrow, Buyer, as its sole and exclusive remedy, shall have the right to either (i) terminate this Agreement, in which case neither party shall have any rights or obligations under this Agreement (except for Sections 4.3.1, 15.3 and 15.5 which survive termination of this Agreement); or (ii) accept a qualification to Seller’s representations and warranties as of the Close of Escrow and complete the purchase and sale of the Property without any rights to recovery for breach of the unqualified representation and warranty. Other than as set forth in the immediately preceding sentence, if Buyer proceeds with the Close of Escrow, Buyer shall be deemed to have expressly waived any and all remedies for the breach of any representation or warranty discovered by Buyer prior to the Close of Escrow.

11.2        As-Is. As of the Closing Date, Buyer will have:

(a)        examined and inspected the Portfolio and will know and be satisfied with the physical condition, quality, quantity and state of repair of the Portfolio in all respects (including, without limitation, the compliance of the Real Property with the Americans With Disabilities Act of 1990 Pub.L. 101-336, 104 Stat. 327 (1990), and any comparable local or state laws (collectively, the “ADA”)) and by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same is satisfactory to Buyer;

(b)        reviewed the Property Information and all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Real Properties or the business conducted thereon, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;

(c)        reviewed all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Properties, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same are satisfactory to Buyer; and

(d)        at its own cost and expense, made its own independent investigation respecting the Portfolio and all other aspects of this transaction, and shall have relied thereon and on the advice of its consultants in entering into this Agreement, and Buyer, by consummating this transaction at the Close of Escrow, shall be deemed to have determined that the same are satisfactory to Buyer.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR SELLER’S REPRESENTATIONS AND WARRANTIES IN SECTION 11.1 OF THIS AGREEMENT AND ANY WARRANTIES OF TITLE CONTAINED IN THE DEEDS DELIVERED AT THE CLOSE OF ESCROW (“SELLER’S WARRANTIES”), THIS SALE IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PORTFOLIO ON AN “AS IS” AND “WHERE IS” BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER’S WARRANTIES. EXCEPT FOR SELLER’S WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, THE ADA (AS DEFINED ABOVE)). BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PORTFOLIO AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER’S BEHALF CONCERNING THE PORTFOLIO. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS TAKING THE PORTFOLIO “AS IS” WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER’S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PORTFOLIO ARE FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER’S WARRANTIES, BUYER IS SOLELY RELYING UPON ITS EXAMINATION OF THE PORTFOLIO, AND (C) BUYER TAKES THE PORTFOLIO UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEEDS AND SELLER’S WARRANTIES).

AS PART OF THE PROVISIONS OF THIS SECTION, BUT NOT AS A LIMITATION THEREON, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

IN THIS CONNECTION AND TO THE FULLEST EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO BUYER MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE, AND ACQUIT SELLER FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS SECTION. THE PROVISIONS OF THIS SECTION ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY BUYER IN EXCHANGE FOR SELLER’S PERFORMANCE HEREUNDER.

WITH RESPECT TO THE FOLLOWING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:

1.	THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PORTFOLIO OR ANY ASPECT THEREOF;

2.	THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION) DELIVERED TO BUYER PURSUANT TO BUYER’S REVIEW OF THE CONDITION OF THE PORTFOLIO;

3.	THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO BUYER BY SELLER OR REVIEWED BY BUYER WITH RESPECT TO THE PORTFOLIO; OR

4.	THE FAILURE OF SELLER TO COMPLY WITH THE ENERGY DISCLOSURE REQUIREMENTS (AS SUCH TERM IS DEFINED IN SECTION 15.21(a)(iii) HEREOF).

BUYER ALSO ACKNOWLEDGES THAT THE REAL PROPERTIES MAY OR MAY NOT CONTAIN ASBESTOS AND, IF A REAL PROPERTY CONTAINS ASBESTOS, THAT BUYER MAY OR MAY NOT BE REQUIRED TO REMEDIATE ANY ASBESTOS CONDITION IN ACCORDANCE WITH APPLICABLE LAW.

BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, OR WILL BE AS OF THE CLOSE OF ESCROW, FAMILIAR WITH THE REAL PROPERTIES AND THEIR SUITABILITY FOR BUYER’S INTENDED USE. THE PROVISIONS OF THIS SECTION 11.2 SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE DOCUMENTS EXECUTED AT CLOSE OF ESCROW.

BUYER’S INITIALS
ON BEHALF OF
ALL BUYER PARTIES

12.	BUYER’S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA; INDEMNIFICATION

In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Portfolio to Buyer, Buyer makes the following covenants, representations and warranties:

12.1        Buyer’s Representations and Warranties.

(a)        Authority. Each Buyer Party is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware. Each Buyer Party has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by such Buyer Party is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. There is no agreement to which any Buyer Party is a party or to Buyer’s knowledge binding on any Buyer Party which is in conflict with this Agreement.

(b)        Executive Order 13224. To the best of Buyer’s knowledge, no Buyer Party nor any of its respective affiliates or indirect owners of Buyer, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any person appearing on the OFAC list of restrictions Prohibited Person (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.

12.2        Release. By consummating the transaction contemplated by this Agreement at the Close of Escrow, Buyer shall be deemed to have made its own independent investigation of the Portfolio, the Property Information and the presence of Hazardous Materials on the Real Properties as Buyer deems appropriate. Accordingly, subject to the representations and warranties of Seller expressly set forth in Section 11.1 hereof, Buyer, on behalf of itself and all of its officers, directors, shareholders, employees, representatives and affiliated entities (collectively, the “Releasors”) hereby expressly waives and relinquishes any and all rights and remedies Releasors may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and/or directors (the “Seller Released Parties”), whether known or unknown, which may arise from or be related to (a) the physical condition, quality, quantity and state of repair of any Real Property and the prior management and operation of any Real Property, (b) the Property Information, (c) any Real Property’s compliance or lack of compliance with any federal, state or local laws or regulations (including, without limitation, the failure of Seller to comply with the Energy Disclosure Requirements), and (d) any past, present or future presence or existence of Hazardous Materials on, under or about any Real Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to any Real Property under Section 107 of CERCLA (42 U.S.C.A. §9607). As used herein, the term “Hazardous Material(s)” includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, or any agency of the United States government, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.

Buyer’s Initials
on Behalf of
All Buyer Parties:

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER, ON BEHALF OF ITSELF AND THE OTHER RELEASORS, HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PORTFOLIO.

THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY BUYER, ON BEHALF OF ITSELF AND THE RELEASORS, SHALL SURVIVE THE CLOSE OF

ESCROW AND THE RECORDATION OF THE DEEDS AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.

12.3        ERISA. Buyer is not purchasing any of the Portfolio with “plan assets” of an Employee Benefit Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (as amended from time to time, the “Act,” and together with any regulation, rule or judicial or administrative case, order, or pronouncement arising under or connected with the Act, “ERISA”) or of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). Buyer shall take all actions reasonably requested by Seller for the purpose of ensuring, to Seller’s satisfaction, that the transactions contemplated herein will comply with ERISA and not result in an imposition of an excise tax under Section 4975 of the Code; such actions shall include, without limitation, the making of such further representations and warranties as Seller’s counsel reasonably deems necessary to ensure that neither this Agreement nor any of the transactions contemplated herein will violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code. In the event that this Agreement, or any transaction or other action by Seller in connection herewith, shall be deemed to violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code, Seller may immediately terminate this Agreement (without any liability to Seller) in accordance with, and subject to the terms and conditions of, Section 9.3 hereof as if such termination arose from a failed condition under Section 9.3 hereof.

13.	DEFAULT AND DAMAGES

13.1        DEFAULT BY BUYER. IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), SELLER MAY TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER AND CANCEL THE ESCROW (IF THEN OPENED), IN WHICH EVENT BUYER SHALL REIMBURSE SELLER FOR THE REIMBURSABLE EXPENSES.

NOTHING IN THIS SECTION 13.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS’ FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 15.5 OR (B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF BUYER CONTAINED IN SECTION 4.3.1 AND SECTION 14 HEREOF. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION 13.1 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Seller’s Initials on Behalf of All Seller Parties:
Buyer’s Initials on Behalf of All Buyer Parties:

13.2        Default by Seller. If Seller defaults in its obligations to sell and convey the Portfolio to Buyer pursuant to this Agreement, Buyer’s sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Seller shall reimburse Buyer for Buyer’s actual, out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses), as supported by reasonably documentation satisfactory to Seller, incurred in connection with Buyer’s due diligence investigations and negotiation and execution of this

Agreement, not to exceed One Million Dollars ($1,000,000.00) in the aggregate, or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought as to the Portfolio within 30 days of Seller’s default, Buyer’s waiving the right to bring suit at any later date to the extent permitted by law. This Agreement confers no present right, title or interest in the Portfolio to Buyer and Buyer agrees not to file a lis pendens or other similar notice against any Real Property except in connection with, and after, the proper filing of a suit for specific performance.

14.	NO BROKER

Neither party hereto has had any contact, dealings, negotiations or consultations regarding the Portfolio, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker, representative, employee, agent or other intermediary or other person who can claim a right to a commission or finder’s fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder’s fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending against the same. This section shall survive the termination of this Agreement and the Close of Escrow without limitation.

15.        MISCELLANEOUS PROVISIONS Notices. All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and addressed to the applicable party at the address set forth on Schedule 5 attached hereto. Service of any such notice or demand so made by personal delivery, registered or certified mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or, as to facsimile transmissions, by “answer back confirmation” (provided that a copy of such notice or demand is delivered by any of the other methods provided above within one (1) business day following receipt of such facsimile transmission), as applicable, or at the expiration of the third (3rd) business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed. Counsel for a party may give notice or demand on behalf of such party, and such notice or demand shall be treated as being sent by such party.

15.2        Assignment; Binding on Successors and Assigns. Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Portfolio without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion. Any attempted assignment without the prior written consent of Seller shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party from its liability under this Agreement. Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of each Property.

15.3        Work Product. Effective upon and in the event of a termination of this Agreement for any reason, if requested by Seller in writing, Buyer shall deliver to Seller (at reasonable cost to Seller, except in the event of a default by Buyer) copies all reports, plans, studies, documents, written information and the like that were independently ordered or prepared by Buyer and not otherwise obtained or provided by Seller, whether prior to the effective date of this Agreement, or during the period of Escrow in connection with Buyer’s proposed acquisition, development, use or sale of the Real Property (collectively, the “Work Product”). Buyer shall also return all materials and information (including, without limitation, the Property Information) given to it by Seller or its consultants during Escrow, in the same condition as delivered to Buyer.

15.4        Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.

15.5        Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term “prevailing party” means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.

15.6        Survival of Representations, Warranties, Covenants, Obligations and Agreements. Except as otherwise expressly provided below in this Section 15.6, none of the representations, warranties, covenants, obligations or agreements contained in this Agreement shall survive the Close of Escrow or the earlier termination of this Agreement.

(a)        Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1 and 14 hereof and the provisions of Sections 4.6, 11.2, 13.2, 15.3, 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Surviving Termination Obligations”) shall survive the termination of this Agreement without limitation, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Surviving Termination Obligations shall be actionable and enforceable at any time after the date of the termination of this Agreement.

(b)        Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Buyer under Sections 4.3.1, 14 and 10.5 hereof, the provisions of Sections 4.6, 10.1, 10.3, 10.4, 11.2, 12.1, 12.2, 12.3 and 12.4 that relate to Buyer and the provisions of Sections 15.5, 15.17, 15.19 and 15.20 hereof (collectively, the “Surviving Closing Obligations”) shall survive the Close of Escrow without limitation, and shall not be merged with the recording of the Deed, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Surviving Closing Obligations shall be actionable and enforceable at any time after the Closing.

(c)        Notwithstanding the provisions of Section 15.6(a), the indemnification provisions of Seller under Section 14 hereof and the provisions of Section 11.1 hereof (collectively, the “Limited Surviving Closing Obligations”) shall survive the Close of Escrow and the execution and delivery of the Deed only for a period of twelve (12) months immediately following the Closing, and any claim based upon any breach of a representation or warranty, or a breach of a covenant, obligation or agreement included in any of the Limited Surviving Closing Obligations shall be actionable and enforceable if and only if notice of such claim is given to the party which allegedly breached such representation or warranty, or breached such covenant, obligation or agreement, within twelve (12) months after the Closing; provided, however, in no event shall Seller’s liability, if any, with respect to any Limited Surviving Closing Obligations exceed an amount equal to one and one-half percent (1.5%) of the Purchase Price in the aggregate (“Seller’s Liability Cap”) and no claim by Buyer may be made and Seller shall not be liable for any judgment in any action based upon any such claim unless and until Buyer’s claims are for an aggregate amount in excess of One Hundred Fifty Thousand Dollars ($150,000.00), in which event Seller’s liability respecting any final judgment governing such claim(s) shall be for the entire amount thereof, subject to Seller’s Liability Cap.

15.7        Entire Agreement. This Agreement contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing, but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question. Each party hereto acknowledges that this Agreement accurately reflects the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.

15.8        Governing Law. This Agreement shall be governed by the laws of the State of California.

15.9        Counterparts. This Agreement may be executed simultaneously in one or more counterparts and delivered via facsimile and/or by electronic mail in “PDF” format, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15.10     Headings; Construction. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The use in this Agreement of the term “including” and related terms such as “include” shall in all cases mean “without limitation.” All references to “days” in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to “business days” shall be construed to mean days on which national banks are open for business.

15.11     Time of Essence. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of, and non-curable (but waivable) default under this Agreement by the parties so failing to perform.

15.12     Partial Validity; Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

15.13     No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.

15.14     Joint and Several Liability and Obligation of Seller. All obligations and liabilities of the Seller Parties under this Agreement shall be joint and several as to each of the other Seller Parties. For avoidance of doubt, if a Seller Party fails to meet its obligations under this Agreement and Buyer, at its option, elects to proceed with the transaction and waives such failure, the other Seller Parties shall continue to meet their respective obligations under this Agreement. Buyer shall inform the other Seller Parties in writing, in accordance with Section 15.1 of this Agreement, within ten (10) business days of the occurrence of such failure by a Seller Party but not later than one (1) business day prior to the Closing Date, of its intention whether to proceed with the transaction contemplated by this Agreement.

15.15     Joint Product of Parties. This Agreement is the result of arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

15.16     Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is a Saturday, Sunday or legal holiday for national banks in California, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. Unless otherwise expressly provided herein, the last day of any period of time described herein shall be deemed to end at 11:59 p.m. (Pacific Standard Time).

15.17     Procedure for Indemnity. The following provisions govern actions for indemnity under this Agreement. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.

15.18     Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereby waive any right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15.19     No Personal Liability. Notwithstanding anything stated to the contrary herein, Seller’s liability under this Agreement shall be limited to Seller’s interest in the Property and neither Seller, Seller’s constituent partners and/or members, Seller’s asset manager, nor Seller’s directors, employees or agents shall have any personal liability hereunder.

15.21     Joint and Several Liability of Buyer. All obligations and liabilities of the Buyer Parties under this Agreement shall be joint and several as to each of the other Buyer Parties.

15.22     State-Specific Provisions.

(a)          California Provisions.

(i)        Natural Hazard Disclosure. Buyer acknowledges that Seller has commissioned Escrow Holder or its affiliate to prepare a natural hazard disclosure statement for each Property located in California (the “Natural Hazard Disclosure”), including the matters required by Article 1.7 of the California Civil Code (currently Section 1103 through 1103.14). Buyer acknowledges that this transaction is not subject to such Article 1.7, but that, nevertheless, the Natural Hazard Disclosure shall serve to satisfy any and all disclosure requirements relating to the matters referenced in the Natural Hazard Disclosure. Seller does not warrant or represent either the accuracy or completeness of the information in the Natural Hazard Disclosure, and Buyer shall use same merely as a part in its overall investigation of the Portfolio.

(ii)        Environmental Disclosure. Buyer acknowledges and agrees that Seller has indicated that the sole inquiry and investigation that Seller has conducted in connection with the environmental condition of each Property located in California is to obtain the environmental report(s) made available to Buyer as part of the Property Information, and that, for all purposes, including California Health and Safety Code Section 25359.7, Seller has acted reasonably in solely relying upon said inquiry and investigation. Buyer further acknowledges and agrees that Seller’s making available to Buyer any environmental report(s) as part of the Property Information shall constitute notice to Buyer of any environmental condition disclosed therein, which shall be deemed to satisfy the notice requirements under California Health and Safety Code Section 25359.7.

(iii)        California Energy Disclosure. Buyer acknowledges that Seller may be required to disclose certain information concerning the energy performance of each Property located in California pursuant to California Code of Regulations Section 1680 et seq. and California Public Resources Code Section 25402.10 et seq. and the regulations adopted pursuant thereto (collectively the “Energy Disclosure Requirements”). Buyer acknowledges prior receipt of the Data Verification Checklist, as defined in the Energy Disclosure Requirements, and Buyer acknowledges that Seller has timely complied in full with Seller’s obligations under the Energy Disclosure Requirements or, in the alternative, waives any right to assert that Seller has not so complied. Buyer further acknowledges and agrees that (i) Seller makes no representation or warranty regarding the energy performance of any Property located in California or the accuracy or completeness of any information provided to Buyer in compliance with the Energy Disclosure Requirements (the “Energy Disclosure Information”), (ii) the Energy Disclosure Information is for the current occupancy and use of each Property located in California and that the energy performance of such Property may vary depending on future occupancy and/or use of such Property, and (iii) Seller shall have no liability to Buyer for any errors or omissions in the Energy Disclosure Information or any other information disclosed by Seller to Buyer in compliance with the Energy Disclosure Requirements. Buyer hereby releases Seller from any liability Seller may have to Buyer relating to the Energy Disclosure Requirements and/or the Energy Disclosure Information. Buyer’s approval of the condition of each Property located in California pursuant to the terms of this Agreement shall be deemed to include Buyer’s approval of the energy performance of such Property and the Energy Disclosure Information and, upon the consummation this transaction at the Close of Escrow, Buyer shall have no further right to terminate this Agreement for reasons related to the Energy Disclosure Requirements. This paragraph shall survive the Closing and any earlier termination of this Agreement.

(iv)        Waiver of CC Section 1662. Seller and Buyer each expressly waive the provisions of California Civil Code Section 1662 and hereby agree that the provisions of Section 5.4 hereof shall govern their obligations in the event of damage or destruction to any Real Property located in California or condemnation of all or any part of any Real Property located in California.

(b)          Colorado Provisions.

(i)        Special Taxing District Disclosure – CRS 38-35.7-101. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE

TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND TAX TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE SPECIAL TAXING DISTRICTS IN WHICH ANY PROPERTY LOCATED IN COLORADO IS LOCATED BY CONTACTING THE COUNTY TREASURER, BY REVIEWING THE CERTIFICATE OF TAXES DUE FOR SUCH PROPERTY, AND BY OBTAINING FURTHER INFORMATION FROM THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK AND RECORDER, OR THE COUNTY ASSESSOR.

(ii)        Community Interest Community – CRS 38-35.7-102. IF ANY PROPERTY LOCATED IN COLORADO IS LOCATED WITHIN A COMMON INTEREST COMMUNITY AND IS SUBJECT TO THE DECLARATION FOR SUCH COMMUNITY, THE OWNER OF THE PROPERTY WILL BE REQUIRED TO BE A MEMBER OF THE OWNER’S ASSOCIATION FOR THE COMMUNITY AND WILL BE SUBJECT TO THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS WILL IMPOSE FINANCIAL OBLIGATIONS UPON THE OWNER OF SUCH PROPERTY, INCLUDING AN OBLIGATION TO PAY ASSESSMENTS OF THE ASSOCIATION. IF THE OWNER DOES NOT PAY THESE ASSESSMENTS, THE ASSOCIATION COULD PLACE A LIEN ON SUCH PROPERTY AND POSSIBLY SELL IT TO PAY THE DEBT. THE DECLARATION, BYLAWS, AND RULES AND REGULATIONS OF THE COMMUNITY MAY PROHIBIT THE OWNER FROM MAKING CHANGES TO SUCH PROPERTY WITHOUT AN ARCHITECTURAL REVIEW BY THE ASSOCIATION (OR A COMMITTEE OF THE ASSOCIATION) AND THE APPROVAL OF THE ASSOCIATION. BUYERS OF PROPERTY LOCATED WITHIN THE COMMON INTEREST COMMUNITY SHOULD INVESTIGATE THE FINANCIAL OBLIGATIONS OF MEMBERS OF THE ASSOCIATION. BUYERS SHOULD CAREFULLY READ THE DECLARATION FOR THE COMMUNITY AND THE BYLAWS AND RULES AND REGULATIONS OF THE ASSOCIATION.

(c)          Florida Provisions.

(i)        Radon Gas. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. The foregoing disclosure is provided to comply with state law, is for informational purposes only and does not create any contingency or representation, warranty or obligation of Seller.

(ii)        Energy Rating. An Energy-Efficiency Rating Disclosure is made pursuant to Section 553.996, Florida Statutes, which provides that a buyer of real property with an existing commercial building located thereon shall be provided with written notification that the Buyer may have the building’s energy efficiency rating determined. If Buyer desires such rating, Buyer shall pay all costs for the rating and Buyer shall be responsible for conducting or ordering the rating. A copy of an information brochure prepared and provided at no cost by the

Department of Community Affairs is attached hereto as Exhibit J. The foregoing disclosure is provided to comply with state law, is for informational purposes only and does not create any contingency or representation, warranty or obligation of Seller.

(d)          Georgia Provisions. None.

(e)          Texas Provisions.

(i)        Waiver of Texas Deceptive Trade Practices. To the extent applicable and permitted by law (and without admitting such applicability), Buyer, as a material inducement to Seller to enter into this Agreement and the transactions contemplated herein, hereby waives the provisions of the Texas Deceptive Trade Practices-Consumer Protection Act, Chapter 17, Subchapter E, Sections 17.41 through 17.63, inclusive, as well as the right to assert a claim under Chapter 27 of the Texas Business and Commerce Code or under any other similar statute or enactment. As a further material inducement to Seller to enter into this Agreement and the transactions contemplated herein, Buyer represents and warrants to Seller that Buyer is acquiring the Portfolio for commercial or business use, has knowledge and experience in financial and business matters that enable Buyer to evaluate the merits and risks of the transaction herein contemplated, has bargained for and obtained a purchase price and other terms under this Agreement which make the acceptance of a contract which substantially limits its recourse against Seller acceptable, and has been and will continue to be represented by counsel in connection with the transaction contemplated herein.

(ii)        Deed Restriction Notice. If there are any deed restrictions or other covenants that affect any Property located in Texas, then Seller shall prepare and give to Buyer written notice of such deed restrictions in a form reasonably acceptable to Seller and the Title Company.

(iii)        Water Code Notice. In the event that any Property located in Texas is located in a district created under Title 4 of the Texas Water Code (General Law Districts) or by a special Act of the legislature that is providing or proposing to provide, as the district’s principal function, water, sanitary sewer, drainage, and flood control or protection facilities or services, or any of these facilities or services that have been financed or are proposed to be financed with bonds of the district payable in whole or part from taxes of the district, or by imposition of a standby fee, if any, to household or commercial users, other than agricultural, irrigation, or industrial users, and which district includes less than all the territory in at least one county and which, if located within the corporate area of a city, includes less than 75 percent of the incorporated area of the city or which is located outside the corporate area of a city in whole or in substantial part, and is subject to the requirements of Section 49.452 of the Texas Water Code, then Seller shall prepare and give to Buyer the written notice that is required by Section 49.452 of the Texas Water Code.

(iv)        Notice to Buyer. The Texas Real Estate License Act requires that Seller notify Buyer that Buyer should either (i) have an attorney examine an abstract of title to each Property located in Texas, or (ii) obtain a title insurance policy covering each Property located in Texas. Notice to that effect is, therefore, hereby given to and acknowledged by Buyer.

(f)          Washington Provisions.

(i)        Property Disclosure. Buyer and Seller acknowledge that any Property located in Washington constitutes “Commercial Real Estate” as defined in RCW 64.06.005. Buyer waives receipt of the seller disclosure statement required under RCW 64.06 for transactions involving the sale of commercial real estate, except for the section entitled “Environmental”. The Environmental section of the Seller disclosure statement as completed by Seller is attached to this Agreement as Exhibit K (the “WA Disclosure Statement”). Buyer acknowledges receipt of the WA Disclosure Statement and waives its right to rescind the Agreement under RCW 64.06.030. Buyer further acknowledges and agrees that the Disclosure Statement (i) is for the purposes of disclosure only, (ii) will not be considered part of this Agreement, and (iii) will not be construed as a representation or warranty of any kind by Seller.

15.23    Exhibits. If, as of the Effective Date, any Exhibits or Schedules said to be attached hereto are missing, Buyer and Seller agree that each party shall work in good faith with the other to attach such missing Exhibits or Schedules to a fully executed version of this Agreement within ten (10) days after the Effective Date, and such attached Exhibits and Schedules shall be deemed to have been attached hereto as of the Effective Date. If, after the Effective Date, any Exhibits or Schedules attached hereto are discovered to contain any errors, Buyer and Seller agree that each party shall work in good faith with the other to replace such Exhibits or Schedules to correct any such errors, and such replacement Exhibits or Schedules shall be deemed to have been attached hereto as of the Effective Date.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

[Signatures on following pages]

“BUYER”:

KEPPEL-KBS WESTMOOR CENTER, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS WESTECH 360, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS WEST LOOP I AND II, INC.,
a Delaware Corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS POWERS FERRY LANDING, INC.,
a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS PLAZA BUILDINGS, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS NORTHRIDGE CENTER, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS MAITLAND PROMENADE, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS IRON POINT, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS GREAT HILLS PLAZA, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS BELLEVUE TECHNOLOGY CENTER, INC.,
a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS 1800 WEST LOOP, INC.,
a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

“SELLER”:

KBS SOR NORTHRIDGE, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR IRON POINT, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION IV, LLC,
a Delaware limited liability company
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR 156TH AVENUE NORTHEAST, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR POWERS FERRY LANDING EAST, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XV, LLC,
a Delaware limited liability company
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR 1800 WEST LOOP SOUTH, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVI, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR 6565-6575 WEST LOOP SOUTH, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVII, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR WESTMOOR CENTER, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR MAITLAND PROMENADE II, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XXIV, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

KBS SOR PLAZA BELLEVUE, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XXVI, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company,
its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares,
its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

AGREED TO THIS 24th
DAY OF OCTOBER, 2017,
AS TO PROVISIONS RELATING TO ESCROW HOLDER:

FIRST AMERICAN TITLE INSURANCE COMPANY

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A	—	List of Seller Parties, Buyer Parties and Real Properties

EXHIBIT B	—	Form of Closing Escrow Agreement

EXHIBIT C	—	List of Contracts

EXHIBIT C-1	—	List of Leases

EXHIBIT D	—	Intentionally Deleted

EXHIBIT E	—	State-Specific Deliverables

EXHIBIT F	—	Form of Assignment of Leases and Contracts and Bill of Sale

EXHIBIT G	—	Form of FIRPTA Affidavit

EXHIBIT H	—	Form of Tenant Notice

EXHIBIT I	—	Form of Owners Affidavit

EXHIBIT J	—	Florida Department of Community Affairs Energy Efficiency Rating Disclosure

EXHIBIT K	—	Washington Disclosure Statement

SCHEDULE 1	—	List of Title Reports

SCHEDULE 2	—	Disclosures

SCHEDULE 3	—	Form of California Natural Hazard Disclosure Statement

SCHEDULE 4	—	Intentionally Deleted

SCHEDULE 5	—	Notice Address of the Parties

EXHIBIT A

List of Seller Parties, Buyer Parties and Real Properties

	SELLER PARTY	REAL PROPERTY NAME AND ADDRESS	BUYER PARTY
1.	KBS SOR Northridge, LLC, a Delaware limited liability company	Northridge Center 356-375 Northridge Road Atlanta, GA	Keppel-KBS Northridge Center, Inc., a Delaware corporation
2.	KBS SOR Iron Point, LLC, a Delaware limited liability company	Iron Point 1110, 1120, 1130, 1150 and 1180 Iron Point Road Folsom, CA	Keppel-KBS Iron Point, Inc., a Delaware corporation
3.	KBS SOR 156th Avenue Northeast, LLC, a Delaware limited liability company	Bellevue Technology Center QBE Corporate Campus 156th Avenue Bellevue, WA	Keppel-KBS Bellevue Technology Center, Inc., a Delaware corporation
4.	KBS SOR Powers Ferry Landing East, LLC, a Delaware limited liability company	Powers Ferry Landing 6190 Powers Ferry Road Sandy Springs, GA	Keppel-KBS Powers Ferry Landing, Inc., a Delaware corporation
5.	KBS SOR 1800 West Loop South, LLC, a Delaware limited liability company	1800 West Loop South 1800 West Loop South Houston, TX	Keppel-KBS 1800 West Loop, Inc., a Delaware corporation
6.	KBS SOR 6565-6575 West Loop South, LLC, a Delaware limited liability company	West Loop I & II 6565-6575 West Loop South Bellaire, TX	Keppel-KBS West Loop I and II, Inc., a Delaware corporation
7.	KBS SOR Austin Suburban Portfolio, LLC, a Delaware limited liability company	Great Hills Plaza 9600 Great Hills Trail Austin, TX	Great Hills Plaza Keppel-KBS Great Hills Plaza, Inc., a Delaware corporation
8.	KBS SOR Austin Suburban Portfolio, LLC, a Delaware limited liability company	Westech 360 8911 North Capital of Texas Highway Austin, TX	Westech 360 Keppel-KBS Westech 360, Inc., a Delaware corporation
9.	KBS SOR Westmoor Center, LLC, a Delaware limited liability company	Westmoor Center 10055, 10075, 10155, 10225, 10355 and 10385 Westmoor Drive Westminster, CO	Keppel-KBS Westmoor Center, Inc., a Delaware corporation
10.	KBS SOR Maitland Promenade II, LLC, a Delaware limited liability company	Maitland Promenade II 495 N. Keller Road Maitland, FL	Keppel-KBS Maitland Promenade, Inc., a Delaware corporation

EXHIBIT A

	SELLER PARTY	REAL PROPERTY NAME AND ADDRESS	BUYER PARTY
11.	KBS SOR Plaza Bellevue, LLC, a Delaware limited liability company	The Plaza Buildings 10800 and 10900 NE 8th Street Bellevue, WA	Keppel-KBS Plaza Buildings, Inc., a Delaware corporation

EXHIBIT A

EXHIBIT B

Form of Closing Escrow Agreement

(Attached)

EXHIBIT B

CLOSING ESCROW AGREEMENT

THIS CLOSING ESCROW AGREEMENT (this “Agreement”) is made and entered into as of this 6th day of November, 2017, by and among those parties identified as the “Seller Parties” on Exhibit A attached hereto (collectively, “Seller”), those parties identified as the “Buyer Parties” on Exhibit A attached hereto (collectively, “Buyer”), FIRST AMERICAN TITLE INSURANCE COMPANY, in its capacity as the “Escrow Holder” under the Purchase Agreement (defined below) (“Escrow Holder”), and FIRST AMERICAN TITLE INSURANCE COMPANY, in its capacity as “Title Company” under the Purchase Agreement (“Title Company”).

RECITALS

A.        Seller and Buyer entered into that certain Portfolio Purchase and Sale Agreement and Escrow Instructions dated as of October 24, 2017 (the “Purchase Agreement”) for the purchase and sale of certain properties located throughout the United States, and more particularly described in the Purchase Agreement (each a “Real Property” and collectively, the “Real Properties”) and as set forth next to each applicable Seller Party’s name on Exhibit A attached hereto. Escrow Holder is the “Escrow Holder” named in the Purchase Agreement. Title Company is the “Title Company” named in the Purchase Agreement. Any capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

B.        The Purchase Agreement was executed in connection with the Offering of the Units in the Buyer Parent REIT and listing of the Units on the Singapore Exchange Securities Trading Limited (“SGX”) (the Offering and the listing of the Units are referred to as the “IPO”) as more particularly described in the Purchase Agreement. The IPO is scheduled to occur at 2:00 p.m. (Singapore Time) on November 9, 2017 (which is 11:00 p.m. (Pacific Standard Time) on November 8, 2017) (the “IPO Commencement Time”).

C.        Buyer has advised Seller and Escrow Holder that the Close of Escrow must occur prior to the IPO Commencement Time. As a result, Seller and Buyer need to coordinate the Close of Escrow with the IPO and the requirements and timing thereof, and therefore, desire to establish the specific procedures by which Buyer and Seller will authorize and complete the Close of Escrow pursuant to the Purchase Agreement so that the Close of Escrow will occur prior to the IPO Commencement Time.

D.        Seller and Buyer desire to set forth the terms and conditions upon which Escrow Holder, as the Escrow Holder under the Purchase Agreement, will be authorized to proceed with the Close of Escrow, and Title Company, as the Title Company under the Purchase Agreement, will issue the Title Insurance Policies to Buyer, all as more particularly set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

EXHIBIT B

1.          Recitals. The Recitals above are hereby incorporated as a material part of this Agreement. This is the Closing Escrow Agreement referred to in the Purchase Agreement.

2.          Procedure for Delivery and Confirmation of Closing Deliverables.

2.1        Delivery of Closing Documents. Prior to 12:00 p.m. Pacific Standard Time on November 7, 2017 (the “Closing Document Delivery Deadline”), Seller and Buyer, as applicable, shall cause to be delivered to Escrow Holder all of the documents listed in Exhibit B attached hereto (collectively, the “Closing Documents”) to be held in trust by Escrow Holder pending the Close of Escrow, including without limitation, a deed (each, a “Deed” and collectively the “Deeds”) with respect to each Real Property executed and acknowledged by the applicable Seller, which upon the Close of Escrow will convey to the applicable Buyer good and marketable title to the applicable Real Property. Buyer and Seller agree that the Closing Documents are documents required to be delivered by Seller and/or Buyer, as applicable, pursuant to Section 6 of the Purchase Agreement.

2.2        Confirmation of Closing Documents. Upon Escrow Holder’s receipt of all of the fully-executed original Closing Documents, Escrow Holder shall immediately notify Seller and Buyer in writing by electronic mail (the “Closing Document Confirmation Notice”). If not all Closing Documents are fully-executed and delivered prior to the Closing Document Delivery Deadline, Escrow Holder shall deliver written notice by electronic mail that the Closing Documents that are missing or incomplete (the “Closing Document Deficiency Notice”), which electronic mail shall itemize what is missing or incomplete. In each case, Escrow Holder shall deliver a Closing Document Confirmation Notice or a Closing Document Deficiency Notice, as applicable, by 2:00 p.m. Pacific Standard Time on November 7, 2017. If Escrow Holder delivers a Closing Document Deficiency Notice, but subsequently receives all the Closing Documents, Escrow Holder shall immediately deliver a Closing Document Confirmation Notice. Escrow Holder’s delivery of the Closing Document Confirmation Notice shall constitute Escrow Holder’s confirmation that it has received all Closing Documents, each Closing Document has been executed by the applicable party(ies) thereto, and all exhibits and schedules to each such Closing Document, as applicable, have been attached thereof (or that Escrow Holder has the exhibits and schedules to be attached and has authorization to attach such exhibits or schedules).

2.3        Execution of Closing Statement. Prior to 10:00 a.m. Pacific Standard Time on November 8, 2017 (the “Closing Statement Delivery Deadline”), Buyer and Seller shall approve and execute a closing settlement statement (the “Closing Statement”) prepared by Escrow Holder. Escrow Holder shall also execute the approved Closing Statement. If Buyer, Seller and Escrow Holder agree to have a closing settlement statement for each Real Property or a master closing settlement statement with separate or attached property specific closing settlement statements, each such closing settlement statement shall constitute one Closing Statement for purposes of this Agreement.

2.4        Confirmation of Closing Statement. Upon Escrow Holder’s receipt of a fully-executed Closing Statement, Escrow Holder shall immediately notify Seller and Buyer in writing by electronic mail (the “Closing Statement Confirmation Notice”), which electronic mail shall attach a copy of the fully-executed Closing Statement. If Escrow Holder has not received a

EXHIBIT B

fully-executed Closing Statement prior to the Closing Statement Delivery Deadline, Escrow Holder shall deliver written notice by electronic mail (the “Closing Statement Deficiency Notice”). In either case, Escrow Holder shall deliver a Closing Statement Confirmation Notice or a Closing Statement Deficiency Notice, as applicable, by 11:00 a.m. Pacific Standard Time on November 8, 2017. If Escrow Holder delivers a Closing Statement Deficiency Notice, but subsequently receives the fully-executed Closing Statement, Escrow Holder shall immediately deliver a Closing Statement Confirmation Notice.

2.5        Delivery of Closing Funds. Upon receipt of the Closing Statement Confirmation Notice, Buyer shall initiate one or more wire transfers, or cause such wire transfer to be initiated, so that the full amount of the closing funds due from Buyer that are necessary for the Close of Escrow (the “Closing Funds”) as set forth on the Closing Statement are deposited into a segregated account of Escrow Holder (the “Escrow Account”). Escrow Holder acknowledges that a portion of the Closing Funds are being advanced on behalf of Buyer by the bridge loan lenders listed on the Closing Statement (the “Bridge Lenders”). All Closing Funds shall be delivered by wire transfer in current and immediately available funds. Buyer and Seller hereby advise Escrow Holder that a portion of the Purchase Price will not be funded into the Escrow Account because KBS SOR will instead be receiving nine and one-half percent (9.5%) of the Units (the “KBS SOR Units”) as of the Close of Escrow in lieu of cash, which will be reflected in the Closing Statement. As of the date hereof, the estimated amount of the portion of Purchase Price that will not be funded in cash is approximately $52,548,015.

2.6        Confirmation of Closing Funds. Upon Escrow Holder’s receipt of all Closing Funds from or on behalf of Buyer as required for the Close of Escrow pursuant to Closing Statement, Escrow Holder shall immediately notify Seller and Buyer in writing by electronic mail (the “Closing Funds Confirmation Notice”). If Escrow Holder has not received all Closing Funds from or on behalf of Buyer as required for the Close of Escrow pursuant to Closing Statement by 2:30 Pacific Standard Time on November 8, 2017, Escrow Holder shall deliver written notice by electronic mail (the “Closing Funds Deficiency Notice”). If Escrow Holder delivers a Closing Funds Deficiency Notice, but subsequently receives all Closing Funds from or on behalf of Buyer as required for the Close of Escrow pursuant to Closing Statement, Escrow Holder shall immediately deliver a Closing Statement Confirmation Notice. Escrow Holder’s delivery of the Closing Funds Confirmation Notice shall constitute Escrow Holder’s irrevocable confirmation and agreement that:

2.6.1    Escrow Holder has received all of the Closing Documents, the Closing Statement, and all Closing Funds as required by this Agreement; and

2.6.2    Escrow Holder is in a position to satisfy all of the conditions and requirements set forth in this Agreement and any supplemental instruction letter sent to Escrow Holder by Seller, Buyer, or either party’s counsel.

2.7        Additional Parties May be Copied on Notices. In light of the need to coordinate the process the Close of Escrow with the IPO, each of Buyer and Seller shall have the right to request that certain members of their working teams, including without limitation, representatives of the Bridge Lenders and other parties managing and coordinating the IPO be copied on the notices described in this Section 2 and Section 3 below; provided that the

EXHIBIT B

requesting party make such request in writing prior to the Closing Document Delivery Deadline and clearly provide the electronic mail addresses of the parties to be copied in an electronic format.

2.8        No Release of Closing Deliverables. Escrow Holder shall hold, and shall not release, any Closing Documents (including specifically the Deeds) and any Closing Funds (sometimes collectively referred to as the “Closing Deliverables”) prior to the Close of Escrow or the termination of this Agreement.

3.           Procedure to Authorize the Close of Escrow.

3.1        Seller’s Irrevocable and Unconditional Authorization to Close. Within two (2) hours of Seller’s receipt of the Closing Fund Confirmation Notice, Seller shall deliver to Escrow Holder and Buyer by electronic mail an irrevocable and unconditional authorization to proceed with the Close of Escrow as of 1:59 p.m. (Singapore Time) on November 9, 2017 (10:59 p.m. (Pacific Standard Time) on November 8, 2017) (the “Automatic Time for the Close of Escrow”) pursuant to the terms of the Purchase Agreement and this Agreement (“Seller’s Irrevocable Authorization to Close”). The parties agree that upon delivery of the Seller’s Irrevocable Authorization to Close, no further action is required from Seller for the Close of Escrow and that Seller’s authorization to consummate the Close of Escrow is irrevocable and unconditional.

3.2        Buyer’s Revocable and Conditional Authorization to Close. Within two (2) hours of Buyer’s receipt of the Closing Fund Confirmation Notice, Buyer shall deliver to Escrow Holder and Seller by electronic mail an authorization to proceed with the Close of Escrow as of the Automatic Time for the Close of Escrow pursuant to the terms of the Purchase Agreement and this Agreement (“Buyer’s Authorization to Close”). Buyer’s Authorization to Close shall be irrevocable unless:

(1)        Buyer notifies Escrow Holder and Seller by electronic mail prior to 10:30 a.m. (Singapore Time) on November 9, 2017 (7:30 p.m. (Pacific Standard Time) on November 8, 2017) that Buyer does not believe the IPO will be successful (the “Buyer’s Closing Termination Notice”); or

(2)        Buyer notifies Escrow Holder and Seller by electronic mail prior to Automatic Time for the Close of Escrow that Buyer has received written notice from SGX or MAS that the IPO will not be permitted to proceed (the “Regulator’s Closing Termination Notice”), which electronic mail shall include a copy of the applicable notice from SGX or MAS.

3.3        Confirmation of Receipt of Closing Authorizations by Escrow Holder. Within two (2) hours of Escrow Holder’s receipt of the Seller’s Irrevocable Authorization to Close and the Buyer’s Authorization to Close, Escrow Holder shall notify Buyer and Seller of same by electronic mail. Thereafter, Escrow Holder shall be irrevocably authorized by Seller and Buyer to consummate the Close of Escrow as of the Automatic Time for the Close of Escrow unless Buyer timely delivers (1) a Buyer’s Closing Termination Notice pursuant to

EXHIBIT B

Section 3.2(1) above or (2) a Regulator’s Closing Termination Notice pursuant to Section 3.2(2) above.

3.4        Confirmation of Close of Escrow. If Buyer does not timely deliver (1) a Buyer’s Closing Termination Notice pursuant to Section 3.2(1) above or (2) a Regulator’s Closing Termination Notice pursuant to Section 3.2(2) above, then the Close of Escrow shall automatically and irrevocably occur as of Automatic Time for the Close of Escrow without the need for any further authorization or approval of Seller and Buyer (oral or written) at which time (1) the Deeds shall be deemed to have been delivered to Buyer, (2) the KBS SOR Units shall be deemed to have been delivered to Seller pursuant to the KBS SOR Unit Transfer Documents (as defined in Exhibit B attached hereto), (3) and as soon as practicable thereafter (but not more than fifteen (15) minutes thereafter), Escrow Holder shall notify Buyer and Seller by electronic mail that the Close of Escrow has occurred.

3.5        Confirmation of Closing Termination. If Buyer timely delivers (1) a Buyer’s Closing Termination Notice by electronic mail pursuant to Section 3.2(1) above or (2) a Regulator’s Closing Termination Notice by electronic mail pursuant to Section 3.2(2) above, then Close of Escrow shall not occur and on the next business day Escrow Holder shall (i) send by overnight delivery each original counterpart of the Closing Documents and the Closing Statement to the parties who delivered (or as such parties may direct in writing, which may include the direction that Escrow Holder destroy as opposed to return its original counterparts) and (ii) return the Closing Funds by wire transfer to Buyer and each of the Bridge Lenders in the respective amounts received from each such entity; provided, however, that Escrow Holder shall have the right to deduct the portion of Closing Funds contributed by Buyer (but not from Closing Funds from the Bridge Lenders) Escrow Holder’s costs, expenses and fees (but not premiums for Title Insurance Policies) incurred in connection with this escrow. Escrow Holder shall return the Closing Funds to Buyer and the Bridge Lenders pursuant to the wire instructions set forth on Exhibit D attached hereto.

4.          Release of Deeds and Closing Documents; Delivery of Closing Funds. As soon as practicable following the Close of Escrow, but no later than 10:00 a.m. (Pacific Standard Time) on November 9, 2017, Escrow Holder and Title Company shall take the following actions in the following order:

4.1        With respect to all Closing Documents delivered to Escrow Holder, and to the extent necessary, Escrow Holder shall insert into all blanks requiring the insertion of the Close of Escrow the date “November 8, 2017”;

4.2        Escrow Holder shall deliver to Seller, by wire transfer in immediately available funds, the amounts due to Seller in accordance with the Closing Statement;

4.3        Escrow Holder shall deliver to itself the sums indicated on the Closing Statement as being due to Escrow Holder for title insurance and escrow costs;

4.4        Escrow Holder shall deliver to other third parties reflected on the Closing Statement, the amounts reflected as being due such parties on the Closing Statement pursuant to the instructions provided to you by such parties;

EXHIBIT B

4.5        Title Company shall record each Deed in the official records of the County in which the applicable Real Property is located;

4.6        Escrow Holder shall deliver the KBS SOR Unit Transfer Documents to Seller;

4.7        Escrow Holder shall deliver to Buyer and Seller each a copy of all of the Closing Documents and Title Company shall deliver a conformed copy of each recorded Deed;

4.8        Title Company shall issue the Title Insurance Policies for the Real Properties within five (5) business days after the Close of Escrow.

5.          Irrevocable Agreement to Issue Title Policies. By its execution of this Agreement, Title Company hereby confirms and agrees it is irrevocably committed to issue to each Buyer an owner’s policy of title insurance (each a “Title Insurance Policy” and collectively, the “Title Insurance Policies”) in the form of the pro forma title policies previously delivered by Title Company to Buyer and listed in Exhibit C showing only those exceptions and including those endorsements shown in the pro forma title policies. Each Title Insurance Policy shall insure that each Buyer is the owner of good and marketable fee simple title to the Real Property that it is acquiring pursuant to the Purchase Agreement, subject only to the exceptions shown in the applicable pro forma policy.

6.          Nature of Escrow Holder’s Obligations. Escrow Holder shall have no duties or responsibilities except for those specifically set forth in this Agreement and the Purchase Agreement, which are ministerial in nature. If in doubt as to its duties and responsibilities under this Agreement, Escrow Holder may consult with counsel of its choice (at Escrow Holder’s sole expense) and shall be protected in any action taken or omitted in accordance with the advice of such counsel.

7.          Conflict with Purchase Agreement. If there is any conflict or inconsistency between the terms of this Agreement and the Purchase Agreement, this Agreement shall prevail.

8.          Notices. Except for the notices required to be sent by electronic mail in Sections 2 and 3 above, all other notices shall be in writing and shall be sent by electronic mail or nationally recognized overnight courier to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties) of the party for whom such notice or communication is intended:

If to Seller:

c/o KBS Capital Advisors LLC	with a copy to:
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attn: Brian Ragsdale
Phone: (949) 797-0305
Electronic mail: bragsdale@kbs.com

EXHIBIT B

If to Buyer:

c/o Keppel-KBS US REIT Management Pte. Ltd.    with a copy to:

800 Newport Center Drive, Suite 700

Newport Beach, CA 92660

Attn: David Snyder

Phone: (949) 417-6563

Electronic mail: dsnyder@kbs.com

If to Escrow Holder:

First American Title Insurance Company

18500 Von Karman Avenue, Suite 600

Irvine, California 92612

Attention: Patty Beverly

Phone: (949) 885-2465

Electronic mail: pbeverly@firstam.com

Any electronic notice shall be deemed given on the day sent. Any notice sent by nationally recognized overnight courier shall be deemed given one business day following delivery to the overnight courier. For avoidance of doubt, the notices required to be given by Escrow Holder, Seller and Buyer pursuant to Sections 2 and 3 above may only be given by electronic mail and any other form of delivery of any such notices shall not be effective. Specifically, a Buyer’s Closing Termination Notice and a Regulator’s Closing Termination Notice may only be delivered by electronic mail and if either of such termination notices are sent to Escrow Holder in an alternative manner (such as by facsimile or overnight delivery) and not electronic mail, Escrow Holder shall not be authorized to accept or follow such termination notice and shall have no liability for consummating the Close of Escrow notwithstanding such improperly delivered termination notice.

9.            Attorneys’ Fees. Each party shall be responsible for its own legal fees in preparing and reviewing this Agreement. If there is any legal action or proceeding between the parties arising from or based upon this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and disbursements incurred by the prevailing party in such action or proceeding and in any appeal in connection therewith, and such costs, expenses, attorneys’ fees and disbursements shall be included in and as part of such judgment.

10.          Further Assurances. The parties shall execute and deliver such further documents or instruments and take such additional actions as may be reasonably necessary or appropriate to accomplish or further the purposes of this Agreement, provided, however, that no such documents or instruments shall increase either party’s obligations or liabilities under this Agreement. Such documents or instruments shall be on customary forms and contain customary and reasonable terms and conditions.

11.          Miscellaneous.

EXHIBIT B

11.1        This Agreement shall be binding upon the parties and their respective successors and assigns.

11.2        If any provision of this Agreement shall be determined by a court to be invalid or unenforceable for any reason, such invalid or unenforceable provision shall be deleted from this Agreement, and the remaining provisions of this Agreement shall be interpreted and enforced to give effect to the intent of this Agreement as if such invalid or unenforceable provisions had never been contained herein.

11.3        This Agreement may be not be altered, amended, modified, or waived in any respect unless same shall be in writing and executed by the parties.

11.4        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF STATE OF CALIFORNIA.

11.5        To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Agreement by facsimile, electronic mail or other electronic means shall be binding upon the party so delivering it.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed and its seal to be affixed thereto as of the day and year first above written.

[Signature Pages Follow]

EXHIBIT B

“SELLER”:

KBS SOR NORTHRIDGE, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION III, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR IRON POINT, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION IV, LLC,
a Delaware limited liability company its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR 156TH AVENUE NORTHEAST, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XIII, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR POWERS FERRY LANDING EAST, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XV, LLC,
a Delaware limited liability company its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR 1800 WEST LOOP SOUTH, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVI, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR 6565-6575 WEST LOOP SOUTH, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVII, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR AUSTIN SUBURBAN PORTFOLIO, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XVIII, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR WESTMOOR CENTER, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XIX, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

EXHIBIT B

KBS SOR MAITLAND PROMENADE II, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XXIV, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel, Chief Financial Officer

EXHIBIT B

KBS SOR PLAZA BELLEVUE, LLC, a Delaware limited liability company

By:	KBS SOR ACQUISITION XXVI, LLC,
a Delaware limited liability company, its sole member

	By:	KBS SOR PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS SOR (BVI) HOLDINGS, LTD.,
a British Virgin Islands company limited by shares, its sole shareholder

			By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder

				By:	KBS STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner

					By:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel, Chief Financial Officer

EXHIBIT B

“BUYER”:

KEPPEL-KBS NORTHRIDGE CENTER, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS IRON POINT, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS BELLEVUE TECHNOLOGY CENTER, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS POWERS FERRY LANDING, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS 1800 WEST LOOP, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS WEST LOOP I AND II, INC., a Delaware corporation

EXHIBIT B

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS GREAT HILLS PLAZA, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS WESTECH 360, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS WESTMOOR CENTER, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS MAITLAND PROMENADE, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

KEPPEL-KBS PLAZA BUILDINGS, INC., a Delaware corporation

By:	/s/ David E. Snyder
David E. Snyder
President

EXHIBIT B

“ESCROW HOLDER”

FIRST AMERICAN TITLE INSURANCE COMPANY

By
Name:
Title:

“TITLE COMPANY”

FIRST AMERICAN TITLE INSURANCE COMPANY

By
Name:
Title:

EXHIBIT B

EXHIBIT A

List of Seller Parties, Buyer Parties and Real Properties

	SELLER PARTY	REAL PROPERTY NAME AND ADDRESS	BUYER PARTY
12.	KBS SOR Northridge, LLC, a Delaware limited liability company	Northridge Center 356-375 Northridge Road Atlanta, GA	Keppel-KBS Northridge Center, Inc., a Delaware corporation
13.	KBS SOR Iron Point, LLC, a Delaware limited liability company	Iron Point Business Park 1110, 1120, 1130, 1150 and 1180 Iron Point Road Folsom, CA	Keppel-KBS Iron Point, Inc., a Delaware corporation
14.	KBS SOR 156th Avenue Northeast, LLC, a Delaware limited liability company	Bellevue Technology Center QBE Corporate Campus 156th Avenue Bellevue, WA	Keppel-KBS Bellevue Technology Center, Inc., a Delaware corporation
15.	KBS SOR Powers Ferry Landing East, LLC, a Delaware limited liability company	Powers Ferry Landing 6190 Powers Ferry Road Sandy Springs, GA	Keppel-KBS Powers Ferry Landing, Inc., a Delaware corporation
16.	KBS SOR 1800 West Loop South, LLC, a Delaware limited liability company	1800 West Loop South 1800 West Loop South Houston, TX	Keppel-KBS 1800 West Loop, Inc., a Delaware corporation
17.	KBS SOR 6565-6575 West Loop South, LLC, a Delaware limited liability company	West Loop I & II 6565-6575 West Loop South Bellaire, TX	Keppel-KBS West Loop I and II, Inc., a Delaware corporation
18.	KBS SOR Austin Suburban Portfolio, LLC, a Delaware limited liability company	Great Hills Plaza 9600 Great Hills Trail Austin, TX Westech 360 8911 North Capital of Texas Highway Austin, TX	Great Hills Plaza Keppel-KBS Great Hills Plaza, Inc., a Delaware corporation Westech 360 Keppel-KBS Westech 360, Inc., a Delaware corporation
19.	KBS SOR Westmoor Center, LLC, a Delaware limited liability company	Westmoor Center 10055, 10075, 10155, 10225, 10355 and 10385 Westmoor Drive Westminster, CO	Keppel-KBS Westmoor Center, Inc., a Delaware corporation

EXHIBIT B

20.	KBS SOR Maitland Promenade II, LLC, a Delaware limited liability company	Maitland Promenade II 495 N. Keller Road Maitland, FL	Keppel-KBS Maitland Promenade, Inc., a Delaware corporation
21.	KBS SOR Plaza Bellevue, LLC, a Delaware limited liability company	Plaza Bellevue 10800 and 10900 NE 8th Street Bellevue, WA	Keppel-KBS Plaza Buildings, Inc., a Delaware corporation

EXHIBIT B

EXHIBIT B

List of Closing Documents

GENERAL

The following documents pertaining to the Units to be Acquired by KBS SOR (the “KBS SOR Unit Transfer Documents”):

1. [TBD – to be completed prior to execution]

2.

3.

1800 WEST LOOP SOUTH

1800 West Loop South

Houston, TX

Draft as of October 17, 2017

Buyer: Keppel-KBS 1800 West Loop, Inc. Seller: KBS SOR 1800 West Loop South, LLC
1. Special Warranty Deed executed by Seller.
2. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
3. FIRPTA Certificate executed by Seller.
4. Owner’s Affidavit executed by Seller.
5. Seller’s Reaffirmation. Executed by Seller and Buyer.
6. Tenant Notices executed by Seller and Buyer.
7. Closing letter executed by Seller and Buyer.
8. [Other] – TBD.

GREAT HILLS PLAZA

9600 Great Hills Trail,

Austin, TX

Draft as of October 17, 2017

Buyer: Keppel-KBS Great Hills Plaza, Inc. Seller: KBS SOR Austin Suburban Portfolio, LLC
1. Deed executed by Seller.
2. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.

EXHIBIT B

3. FIRPTA Certificate executed by Seller.
4. Owner’s Affidavit executed by Seller.
5. Seller’s Reaffirmation executed by Seller and Buyer.
6. Tenant Notice Letter executed by Seller and Buyer.
7. [Other] – TBD.

WESTECH 360

8911 North Capital of Texas Highway

Austin, TX

Draft as of October 17, 2017

Buyer: Keppel-KBS Westech 360, Inc. Seller: KBS SOR Austin Suburban Portfolio, LLC
8. Deed executed by Seller.
9. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
10. FIRPTA Certificate executed by Seller.
11. Owner’s Affidavit executed by Seller.
12. Seller’s Reaffirmation executed by Seller and Buyer.
13. Tenant Notice Letter executed by Seller and Buyer.
14. [Other] – TBD.

BELLEVUE TECHNOLOGY CENTER

QBE Corporate Campus

156th Avenue

Bellevue, WA

Draft as of October 17, 2017

Buyer: Keppel-KBS Bellevue Technology Center, Inc. Seller: KBS SOR 156th Avenue Northeast, LLC
15. Special Warranty Deed executed by Seller.
16. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
17. FIRPTA Certificate executed by Seller.

EXHIBIT B

18. Owner’s Affidavit executed by Seller.
19. Seller’s Reaffirmation executed by Seller and Buyer.
20. Washington Environmental Disclosure Statement executed by Seller.
21. Tenant Notice Letter executed by Seller and Buyer.
22. Real Estate Excise Tax Affidavit executed by Buyer and Seller.
23. [Other] - TBD

IRON POINT BUSINESS PARK

1110, 1120, 1130, 1150, and 1180 Iron Point Road

Folsom, CA

Draft as of October 17, 2017

Buyer: Keppel-KBS Iron Point, Inc. Seller: KBS SOR Iron Point, LLC
24. Deed executed by Seller.
25. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
26. FIRPTA Certificate executed by Seller.
27. Owner’s Affidavit executed by Seller.
28. Seller’s Reaffirmation executed by Seller and Buyer.
29. California Natural Hazard Disclosure Statement executed by Seller.
30. Tenant Notice Letter executed by Seller and Buyer.
31. California Preliminary Change of Ownership Report (PCOR) executed by Buyer.
32. Other – [TBD]

MAITLAND PROMENADE II

495 N. Keller Road

Maitland, FL

Draft as of October 17, 2017

Buyer: Keppel-KBS Maitland Promenade, Inc. Seller: KBS SOR Maitland Promenade II, LLC

EXHIBIT B

33. Special Warranty Deed executed by Seller.
34. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
35. FIRPTA Certificate executed by Seller.
36. Owner’s Affidavit executed by Seller.
37. Seller’s Reaffirmation executed by Seller and Buyer.
38. Tenant Notice Letter executed by Seller and Buyer.
39. Pro-Forma Title Policy
40. [Other] - TBD

NORTHRIDGE CENTER

365-375 Northridge Center

Atlanta, GA

Draft as of October 17, 2017

Buyer: Keppel-KBS Northridge Center, Inc. Seller: KBS SOR Northridge, LLC
41. Deed executed by Seller.
42. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
43. FIRPTA Certificate executed by Seller.
44. Owner’s Affidavit executed by Seller.
45. Seller’s Reaffirmation executed by Seller and Buyer.
46. Tenant Notice Letter executed by Buyer and Seller.
47. Broker’s Lien Waiver executed by Broker (if applicable).
48. Georgia Non-Resident withholding tax affidavit (no signature required)
49. PT-61 Real Estate Transfer Tax form (filed online)
50. [Other] – TBD

EXHIBIT B

PLAZA BELLEVUE

10800 and 10900 NE 8th Street

Bellevue, WA

Draft as of October 17, 2017

Buyer: Keppel-KBS Plaza Buildings, Inc. Seller: KBS SOR Plaza Bellevue, LLC
51. Special Warranty Deed executed by Seller.
52. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
53. FIRPTA Certificate executed by Seller.
54. Owner’s Affidavit executed by Seller.
55. Seller’s Reaffirmation executed by Seller and Buyer.
56. Washington Environmental Disclosure Statement executed by Seller.
57. Tenant Notice Letter executed by Seller and Buyer.
58. Real Estate Excise Tax Affidavit.
59. Real Estate Excise Tax Affidavit executed by Buyer and Seller.
60. [Other] – TBD.

POWERS FERRY LANDING

6190 Powers Ferry Road

Sandy Springs, GA

Draft as of October 17, 2017

Buyer: Keppel-KBS Powers Ferry Landing, Inc. Seller: KBS SOR Powers Ferry Landing East, LLC
61. Limited Warranty Deed executed by Seller.
62. Assignment of Leases and Contracts and Bill of Sale executed by Buyer and Seller.
63. FIRPTA Certificate executed by Seller.
64. Owner’s Affidavit executed by Seller.
65. Seller’s Reaffirmation executed by Seller and Buyer.
66. Broker’s Lien Waiver executed by Broker (if applicable).
67. PT61 Real Estate Transfer Tax form (filed online).

EXHIBIT B

68. Georgia Non-Resident withholding tax affidavit (no signature required).
69. [Other] – TBD.

WEST LOOP I&II

6565-6575 West Loop South

Houston, TX

Draft as of October 17, 2017

Buyer: Keppel-KBS Westloop I and II, Inc. Seller: KBS SOR 6565-6575 West Loop South, LLC
70. Deed executed by Seller.
71. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
72. FIRPTA Certificate executed by Seller.
73. Owner’s Affidavit executed by Seller.
74. Seller’s Reaffirmation executed by Seller and Buyer.
75. Tenant Notice Letter executed by Seller and Buyer.
76. [Other] – TBD.

WESTMOOR CENTER

10055, 10075, 10155, 10225, 10355, and 10385 Westmoor Drive

Westminster, CO

Draft as of October 17, 2017

Buyer: Keppel-KBS Westmoor Center, Inc. Seller: KBS SOR Westmoor Center, LLC
77. Special Warranty Deed executed by Seller.
78. Assignment of Leases and Contracts and Bill of Sale executed by Seller and Buyer.
79. FIRPTA Certificate executed by Seller.
80. Owner’s Affidavit executed by Seller.
81. Seller’s Reaffirmation executed by Seller and Buyer.
82. Tenant Notice Letters executed by Seller and Buyer.

EXHIBIT B

83. DR 1083 – Information With Respect to a Conveyance of Colorado Real Property Interest form, executed by Seller.
84. Real Property Transfer Declaration executed by Buyer.
85. [Other] – TBD.

EXHIBIT B

EXHIBIT C

List of Pro Forma of Title Insurance Policies

Draft as of October 17, 2017

PROPERTY NAME & ADDRESS	OWNER	EXISTING TITLE POLICY AND EFFECTIVE DATE	TITLE COMPANY	TITLE COMMITMENT AND EFFECTIVE DATE	PRO FORMA POLICY
Northridge Center 356-375 Northridge Road Atlanta, GA	KBS SOR Northridge, LLC	Owner’s Policy No. 12507223 March 28, 2011	First American Title Insurance Company	Title Commitment Number NCS- 762885-11-SA1 dated September 20, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-01-SA1, received October 10, 2017
Iron Point Business Park 1110, 1120, 1130, 1150 and 1180 Iron Point Road Folsom, CA	KBS SOR Iron Point, LLC	Lender’s Policy No. NCS-59036-SAC1 February 27, 2004 Endorsement 10.1-06 (Assignment and Date Down), March 16, 2011	First American Title Insurance Company	Title Commitment Number NCS- 762885-01-SA1 dated October 10, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-04-SA1, received September 29, 2017
Bellevue Technology Center QBE Corporate Campus 156th Avenue Bellevue, WA	KBS SOR 156th Avenue Northeast, LLC	Owner’s Policy No. WA-FBCM-IMP- 27306-1-12-14606781 July 31, 2012	First American Title Insurance Company	Title Commitment Number NCS- 762885-12-SA1 dated September 22, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-12-SA1 received October 10, 2017
Powers Ferry Landing 6190 Powers Ferry Road Sandy Springs, GA	KBS SOR Powers Ferry Landing East, LLC	Owner’s Policy No. 550459 September 26, 2012	First American Title Insurance Company	Title Commitment Number NCS- 762885-04-SA1 dated September 20, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-04-SA1, received September 29, 2017
1800 West Loop South 1800 West Loop South Houston, TX	KBS SOR 1800 West Loop South, LLC	Owner’s Policy No. O-3710000864 December 4, 2012	First American Title Insurance Company	Title Commitment Number NCS- 762885-10-SA1 dated October 10, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-10-SA1 received October 4, 2017

EXHIBIT B

PROPERTY NAME & ADDRESS	OWNER	EXISTING TITLE POLICY AND EFFECTIVE DATE	TITLE COMPANY	TITLE COMMITMENT AND EFFECTIVE DATE	PRO FORMA POLICY
West Loop I & II 6565-6575 West Loop South Bellaire, TX	KBS SOR 6565-6575 West Loop South, LLC	Owner’s Policy No. 44-903-4713002367 December 19, 2012	First American Title Insurance Company	Title Commitment Number NCS- 762885-09-SA1 dated September 25, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-09-SA1 received October 4, 2017
Austin Suburban Portfolio 9600 Great Hills Trail Austin, TX 8911 North Capital of Texas Highway Austin, TX	KBS SOR Austin Suburban Portfolio, LLC	Owner’s Policy No. 5019648-0022259e March 28, 2013	First American Title Insurance Company	Title Commitment Number NCS- 762885-05-SA1 dated September 25, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-05- SA1 received October 4, 2017
Westmoor Center 10055, 10075, 10155, 10225, 10355 and 10385 Westmoor Drive Westminster, CO	KBS SOR Westmoor Center, LLC	Owner’s Policy No. CO-FFAH-IMP- 81306-1-13-H0367786 June 12, 2013	First American Title Insurance Company	Title Commitment Number NCS- 762885-13-SA1 dated September 27, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-13-SA1 received October 10, 2017
Maitland Promenade II 495 N. Keller Road Maitland, FL	KBS SOR Maitland Promenade II, LLC	Owner’s Policy No. NCS-17791298 January 2, 2014	First American Title Insurance Company	Title Commitment Number NCS- 762885-14-SA1 dated September 15, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-14-SA1, received September 29, 2017
Plaza Bellevue 10800 and 10900 NE 8th Street Bellevue, WA	KBS SOR Plaza Bellevue, LLC	Owner’s Policy No. 1345545 January 15, 2014	First American Title Insurance Company	Title Commitment Number NCS- 762885-08-SA1 dated September 22, 2017	ALTA Owner’s Policy Pro Forma File No. NCS- 762885-08-SA1, received October 2, 2017.

EXHIBIT B

EXHIBIT D

Wire Instructions for Return of Closing Funds Upon a Termination

Buyer:

TBD – Buyer to provide prior to execution.

Bridge Lenders:

TBD – Bridge lenders to provide prior to execution.

EXHIBIT B

EXHIBIT C

List of Contracts

KBS SOR Northridge, LLC

Vendor Name	Description of Service	Contract Date

Armor Lock	Camera/Building Access	7/20/2015
Vertical Systems	Elevator	5/1/2015
Comcast	Elevator Phones/ Emergency	2/18/2015
Color Burst	Exterior Color Landscaping	4/22/2015
Gibson	Exterior Landscaping	2/16/2015
Alliance Fire Protection	Fire/Life Safety	5/1/2015
Prime Power	Generator - 365	3/22/2016
Prime Power	Generator - 375	3/22/2016
Prestige Mechanical Contractors	HVAC	2/18/2016
Building Cleaning Solutions	Janitorial	5/1/2011
Allgood Pest Solutions	Pest Control	4/1/2017
Walden Security	Security	8/30/2016
Waste Pro	Trash Removal/ Recycling	2/18/2016
ChemTreat	Water Treatment	5/1/2011
Everclear	Window Washing	7/28/2016
Superior Photocopy of Atlanta	Copier	9/4/2013
Impak	Work Order System	8/23/2016

EXHIBIT C

KBS SOR Iron Point, LLC

Vendor Name	Description of Service	Contract Date

Otis Elevator	Quarterly service for elevator located at 1110 Iron Point Road	1/14/2017
Otis Elevator	Quarterly service for elevator located at 1130 Iron Point Road	1/14/2017
Otis Elevator	Quarterly service for elevator located at 1180 Iron Point Road	1/14/2017
Universal Protection Service	Security patrol services	2/1/2017
Edwin V Gomes	T&M contract for as needed lighting services	2/1/2017
Sunbelt Controls	HVAC ALC system maintenance	11/1/2016
Solace Enterprises	T&M contract for HVAC repairs
Solace Enterprises	HVAC preventative maintenance agreement	3/14/2016
Arborwell	Tree trimming service (one-time)
English Garden Care	Exterior landscape maintenance	2/14/2017
Interior Plant Company	Interior plant maintenance	12/8/2012
Pavone Enterprises (Champ Pest Control)	Monthly pest control services	2/17/2017
Crown Building Maintenance (Able Services)	T&M building maintenance engineering services	2/16/2017
Preferred Services Building Maintenance	Janitorial services	2/17/2017
Century Lighting and Electric	Exterior lighting services	2/15/2017
Restoration Management Company	Distaster restoration services (as needed)
Madsen Roofing and	T&M roof repair services	3/1/2017
Waterproofing
City Wide Property Services	Parking lot sweeping services
Harbro of Northern California	Distaster restoration services (as needed)
Excel Fitness Solutions	Quarterly fitness center equipment preventative maintenance
Smoke Guard California	Semi-annual smoke guard testing	4/27/2016

EXHIBIT C

KBS SOR 156th Avenue Northeast, LLC

Vendor Name	Description of Service	Contract Date
Fire Chief	Fire Life Safety Testing	10/1/2014
ABLE Services	Engineering Services	1/1/2016
Janitorial Services	All Pro Building Maintenance	6/1/2016
Republic Parking	Parking Management	6/22/2015
CPI Security	Security Services	11/1/2013
Davidson Macri	Lot Sweeping	11/1/2013
Hermanson	Boiler Preventative Maintenance	6/13/2016
Trane	HVAC Controls Prevenative Maintenance	12/18/2014
Trane	HVAC Preventative Maintenance	12/1/2016
Signature Landscape Services	Exterior Landscape	3/1/2017
ThyrseenKrupp	Elevator Preventative Maintenance	5/1/2013

EXHIBIT C

KBS SOR Powers Ferry Landing East, LLC

Vendor Name	Description of Service	Contract Date

Vertical Systems	Elevator	3/21/2013
Gibson Landscape	Exterior Landscaping	4/1/2015
Alliance	Extinguisher/ Sprinkler Inspection	5/3/2017
Dunn Services	Fire/Life Safety	4/1/2013
Prime Power (6190)	Generator	1/13/2016
Prestige Mechanical	HVAC	1/1/2017
Fresh Structures	Interior Landscaping	6/13/2013
AM-KO	Janitorial	6/13/2013
Trutech	Pest Control	10/28/2014
Walden Security	Security	10/3/2014
Alliance	Sprinkler	5/3/2017
Waste Pro	Trash Removal/ Recycling	2/23/2015
Garratt Callahan	Water Treatment	8/6/2013
Ever Clear	Window Washing	7/28/2016
Custom Refinishing	Wood Maintenance	1/7/2015
Superior Docs	Copier Lease	5/29/2014
Comcast	Cable	7/21/2014

EXHIBIT C

KBS SOR 1800 West Loop South, LLC

Vendor Name	Description of Service	Contract Date

Allied Universal	Security services	1/1/2017
Always in Season	Interior landscaping	1/1/2016
Always in Season	Interior holiday décor	8/4/2016
Angus	Work order system	1/10/2007
Aquatrol	Water treatment	1/3/2017
Champions Energy Services	Electricity	3/11/2016
Classic Protection	Fire alarm monitoring	1/5/2017
Dahill/CIT	Copier Lease	5/8/2012
Environmental Coalition	Monthly pest control	1/3/2017
Fikes of Houston	Restroom air freshener	1/1/2016
Hunton Services	Quarterly EMS preventative maintenance	1/5/2017
Hunton Services	Quarterly elevator room HVAC preventative maintenance	1/5/2017
ISS Facility Services	Janitorial	8/5/2016
JOBS	Window washing - all floors	3/21/2017
Kings III	Elevator emergency phones	2/2/2017
Lee Quigley	Quarterly elevator metal maintenance	2/2/2017
Mueller Water	Water conditioning and pipe corrosion	1/5/2017
Conditioning	inhibitor
OP Waste	Trash removal	1/1/2017
Power Pro-Tech	Quarterly and annual generator inspections	1/25/2017
Texas Tropical	Exterior landscaping; interior fresh cut flowers	11/7/2016
ThyssenKrupp	Elevator service	7/15/2013
Water Logix	Water management service	11/28/2016

EXHIBIT C

KBS SOR 6565-6575 West Loop South, LLC

Vendor Name	Description of Service	Contract Date

Taylor Water Proofing	Garage Ramp Support	1/12/2017
Hunton Services	BAS Maintenance	2/3/2017
AMST/JOBS	Regular Exterior Window Cleaning	2/15/2017
Comm Air, Inc	Annual AHU Insp & Eddy Current Test	2/22/2017
Classic Protection	Blanket	2/28/2017
Comm Air, Inc	Blanket	2/27/2017
AMST/JOBS	Blanket	5/1/2017
Romano Contractors	6565 - Suite 115	3/17/2017
Meridian Constructors, LLC	6565 - Suite 850	3/17/2017
C.F. McDonald Electric	Fire Pump Controller Repairs	3/17/2017
Capital Fire Protection	Fire Pump Controller Repairs	3/17/2017
Yeti Sunshine	Tenant Event	4/3/2017
TouchSource	6565 - Touchscreen Directory	4/12/2017
Bosshammer Glass	Blanket	5/1/2017
Sitek Omni	Ste 560 Asbestos	5/2/2017
United Protective Services	2017 Security Contract	5/23/2017
Gulf Coast Flooring	Blanket	6/1/2017
Silversand Services	Weathermatic Smartline Controllers	6/29/2017
Unified V & D	6565 Camera Installation	6/29/2017
Unified V & D	6575 Camera Installation	6/29/2017
Modern Pest Control	Monthly Pest Control	7/30/2017
Taylor Waterproofing	Ramp Repair	7/30/2017
AMST/JOBS	Glass Replacement in Elevator Cab #2 6565	7/10/2017
Taylor Waterproofing	Barrier Cable Repair	7/28/2017
Method Architecture	Rand Group Suite 420 Designs	8/3/2017
NorCole	Suite 100 HVAC, common area bracing, & fire hose	8/3/2017
Romano Contractors	6575 WLS Suite 260	8/11/2017
Texas Tropical	Holiday Decorations	10/4/2017
Signworx	Blanket	8/17/2017
NorCole	Blanket	9/20/2017
Peak Roofing	Blanket	9/26/2017
Event Catering	Fall Party	9/26/2017
Hunton Services	Blanket	9/28/2017
Lee Quigley	Blanket	10/3/2017
Graco	Fire Barrier Wrap in Mechanical Rooms	10/9/2017
Graco	Blanket	10/9/2017

EXHIBIT C

	Suite 708 Lloyd Engineering Expansion	10/10/2017
Herring Construction	2017

EXHIBIT C

KBS SOR Austin Suburban Portfolio, LLC (Great Hills Plaza)

Vendor Name	Description of Service	Contract Date

PJS	Air Neturalizing	1/1/2017
Corporate Care	Carpet Restoration	1/1/2017
National Elevator Maintenance Agreement services by ThyssenKrupp Elevator Corporation	Elevator	3/28/2013
Great Texas Landscape	Exterior Landscape	1/1/2017
Koetter	Fire Protection	1/1/2017
Clifford Power Systems	Generator	1/1/2016
Cool Services	HVAC Maintenance	1/1/2017
Kleen Air	HVAC Filters	1/1/2017
Texas Tropical	Interior Landscape	1/1/2017
PJS	Janitorial	1/1/2017
ABC Pest Control	Pest Control	1/1/2017
Return2Natural	Pond Maintenance	1/1/2017
Priebe	Security	1/1/2017
AirCo	Sump Pump Maintenance	1/1/2017
Progressive (WC of Texas)	Trash and Recycling	1/1/2017
High Altitude	Window Washing	1/1/2017

EXHIBIT C

KBS SOR Austin Suburban Portfolio, LLC (Westech 360)

Vendor Name	Description of Service	Contract Date
PJS	Air Neturalizing	1/1/2017
Corporate Care	Carpet Restoration	1/1/2017
National Elevator Maintenance Agreement services by- ThyssenKrupp Elevator Corporation	Elevator	3/28/2013
Great Texas Landscape	Exterior Landscape	1/1/2017
Koetter	Fire Protection	1/1/2017
Cool Services	HVAC Maintenance	1/1/2017
Kleen Air	HVAC Filters	1/1/2017
Texas Tropical	Interior Landscape	1/1/2017
PJS	Janitorial	1/1/2017
Mirror Lawn Turf	Lot Sweep	1/1/2017
ABC Pest Control	Pest Control	1/1/2017
Return2Natural	Pond Maintenance	1/1/2017
Austin Pressure Wash	Pressure Wash	1/1/2017
Priebe	Security	1/1/2017
Progressive (WC of Texas)	Trash and Recycling	1/1/2017
Worth Hydrochem of Austin	Water Treatment	1/1/2017
High Altitude	Window Washing	1/1/2017

EXHIBIT C

KBS SOR Westmoor Center, LLC

Vendor Name	Description of Service	Contract Date
Advantage Security Inc	Security/Shuttle Services	1/1/2016
Bob Popp Building	Window Washing	1/1/2016
Services Inc
Bristol Botanics Inc	Interior Landscaping	1/1/2016
Groundmasters/SMS	Exterior Landscaping	1/1/2017
Groundmasters/SMS	Snow Removal	1/1/2017
Hartco Inc	Parking Lot Sweeping	1/1/2016
Master Klean Janitorial Inc	Janitorial	1/1/2017
Reidy Metal Services Inc	Metal maintenance	1/1/2016
Rocky Mountain Low Voltage Inc	Fire Alarm Monitoring	1/1/2016
ThyssenKrupp	Elevators	6/12/2013
Waste Management Of Colorado Inc	Trash/Recyling	1/1/2016
Wright Pest Control Inc	Pest Control	8/1/2015
American Backflow	Backflow Inspections/Repairs	2/1/2017
Consu & Svcs Inc
Hot Shot Infrared Inspections Inc	Infrared Testing/Repairs	1/1/2016
Fire Alarm Services Inc	Fire Alarm/Sprinklers	7/26/2016
Long Building Technologies Inc	HVAC	7/26/2016

EXHIBIT C

KBS SOR Maitland Promenade II, LLC
Vendor Name	Description of Service	Contract Date
Waterhouse Corporation	Cooling tower treatment	2/22/2017
Cummins Power South	Emergency generator inspection and load test	8/16/2016
Valleycrest Landscape	Exterior landscape maintenance	5/1/2015
Randall Mechanical	Fire sprinkler inspections	10/16/2017
Trane U.S. Inc.	Hvac maintenance	1/1/2017
Perfect Plants	Interior landscape maintenance	7/1/2016
Interiorscape
HPI	Janitorial service	2/16/2017
Blown Away, LLC	Powersweeping	1/1/2015
Orlando Waste Paper	Recycling	1/1/2015
AlliedBarton Security	Security service	1/1/2015
A-1 Orange Cleaning Service	Window cleaning	7/1/2016
TefftNet, Inc.	Work Order System	8/31/2016

EXHIBIT C

KBS SOR Plaza Bellevue, LLC
Vendor Name	Description of Service	Contract Date

Able Engineering Svs	Engineers	1/01/2016
Ace Parking Mgmt	Parking Garage Operator	1/03/2014
Advance Fire & Safety	Fire Extinguisher Inspection	12/30/2014
Advanced Painting	Painting	6/01/2015
Allegiant Partners (Fitness
Center Equip)	Workout Equipment Rental	1/10/2015
Allied Universal Security	Security	1/31/2015
Ambius	Building Scent	11/23/2015
Aramark	Uniforms, towels, mats	5/06/2014
ATS Automation	HVAC Controls Plaza Center	1/01/2014
Botanical Design	Interior Landscaping	12/23/2015

Building Engines	Work Order Plate form	1/22/2014

Captivate	Elevator TV communications	11/24/2015
Cascade Bldg Maintenance	Window Washing	8/23/2016
Chem Aqua	Water Treatment	12/31/2014
Columbia Fire	Confidence Testing	1/31/2015
Comcast Cable	Internet-TV	1/01/2015
Generator Services NW	Generator Services	3/26/2014
Guardian Security	Fire Alarm Testing & Inspection	3/26/2014
JC Ehrlich Co DBA Eden
Advanced Pest Tech,
Rentokil	Pest Control	3/01/2015
Level 3	Voice and Internet	1/12/2015
Long Building Tech	HVAC Services	8/23/2016

MetTel	Cell Phones Engineers and Day Porters	11/04/2014
Mgmt Services NW	Snow and Ice Removal	12/04/2014
Morup Signs	Building Signage	12/31/2014
Muzak	Lobby Music	3/18/2015
Nelson Petroleum	Generator Fuel	12/09/2015
Otis	Elevator Maintenance	3/17/2015
Pacific Office Automation	Copy Machine	1/12/2016
Post Bronze	Steel Refinishing	5/03/2017
Pride Electric	Electrical Maintenance	12/31/2014
PSF Mechanical	Chiller Maintenance USB	3/26/2014
Richardson Bottling
Company DBA Mountain
Mist	Office Water Service	1/31/2015
RFI	Security System	10/31/2016
Seattle Building Maintenance	Janitorial	3/25/2017

EXHIBIT C

Signature Landscape	Exterior Landscaping	1/03/2015
Sno-Valley	Chiller Maintenance Plaza Center	1/03/2015
Washington Alarm	Alarm Monitoring	12/31/2014

EXHIBIT C

EXHIBIT C-1

List of Leases

KBS SOR Northridge, LLC

Tenant	Document	Date
Allstar Financial	Lease	6/30/2013
Allstar Financial	1st Amendment	5/8/2016

CMO Compliance	Lease	1/26/2015
CMO Compliance	Vacancy	8/31/2017

Kuck Immigration	Lease	4/30/2014
Kuck Immigration	1st Amendment	9/5/2017

McKim & Creed, Inc.	Lease	9/17/2014

Nolan Transportation Group	Lease	12/15/2014
Nolan Transportation Group	1st Amendment	6/3/2015
Nolan Transportation Group	2nd Amendment	8/6/2015
Nolan Transportation Group	3rd Amendment	10/14/2015

Aslan Training and	Lease	12/8/2015
Development

Calero Software	Lease	9/29/2012

Omnipoint US, LLC	Lease	7/8/2013
(Companion)
Omnipoint US, LLC	1st Amendment	12/8/2014
(Companion)
Omnipoint US, LLC	Vacancy	3/31/2017
(Companion)

DHI	Lease	1/15/2016
DHI	1st Amendment	7/5/2017

DSKL	Lease	8/18/2015

Franchise Opportunities	Lease	2/20/2013
Franchise Opportunities	1st Amendment	7/28/2016

General Dynamics	Lease	1/19/2016

EXHIBIT C-1

Georgia Concrete & Products	Lease	10/7/2013
Assoc.

Hire Velocity	Lease	5/3/2012

Mercury Insurance	Lease	4/27/2007
Mercury Insurance	1st Amendment	4/19/2012

OneSource Relocation	Lease	6/6/2013
OneSource Relocation	1st Amendment	2/22/2016

Phoenix Atlanta	Lease	7/6/2012
	Vacancy	7/31/2017
	KBS write-off auth.	8/25/2017

Roberts Capital	Lease	2/19/2014
Roberts Capital	1st Amendment	8/12/2016
Roberts Capital	2nd Amendment	8/24/2017

Scoring Solutions	Lease	3/11/2013

Skybridge Global Inc.	Lease	5/8/2016

T-Mobile	Lease	1/17/2003
T-Mobile	1st Amendment	12/17/2007
T-Mobile	2nd Amendment	12/19/2012
T-Mobile	3rd Amendment	12/19/2014

Williamson Advisory	Lease	3/26/2012
Williamson Advisory	1st Amendment	6/1/2016
Williamson Advisory	2nd Amendment	8/21/2017

Woolpert	Lease	2/25/2008
Woolpert	1st Amendment	5/31/2013

Xpedited Delivery & Logistics	Lease	9/9/2015

Your Profile Insights	Lease	2/23/2016

Strunk	Lease	11/6/2015

EXHIBIT C-1

KBS SOR Iron Point, LLC

Tenant	Document	Date	Suite
FPI Management	Lease	8/15/2014	120
FPI Management	1st Amendment	9/14/2014	120
FPI Management	2nd Amendment	8/31/2015	140
FPI Management	3rd Amendment	1/20/2016	100

Iron Point Financial Advisors	Lease	1/26/2006	160
Iron Point Financial Advisors	1st Amendment	7/20/2006	160
Iron Point Financial Advisors	2nd Amendment	10/18/2011	160
Iron Point Financial Advisors	3rd Amendment	4/21/2017	160

Sierra Pacific Mortgage	2nd Amendment	5/3/2016	180

WLC Architects	Lease	9/3/1999	200
WLC Architects	1st Amendment	1/5/2001	200
WLC Architects	2nd Amendment	12/23/2004	200
WLC Architects	3rd Amendment	8/26/2009	200
WLC Architects	4th Amendment	10/3/2014	200

BBSI	Lease	3/26/2013	220
BBSI	Consent to Sublease	9/29/2017	220

Wells Fargo	Lease	2/25/2000	250
Wells Fargo	1st Amendment	11/22/2002	250
Wells Fargo	2nd Amendment	3/11/2008	250
Wells Fargo	3rd Amendment	1/24/2013	250
Wells Fargo	4th Amendment	4/25/2015	250

Redfin	Lease	12/29/2014	290

Ronald Melchin Law	Lease	3/23/2000	100
Ronald Melchin Law	1st Amendment	11/9/2004	100
Ronald Melchin Law	2nd Amendment	4/12/2007	100
Ronald Melchin Law	3rd Amendment	3/9/2009	100
Ronald Melchin Law	4th Amendment	4/16/2012	100

Pro Unlimited	6th Amendment	4/21/2017	110
Pro Unlimited	2nd Amendment	12/20/2013	130
Pro Unlimited	2nd Amendment	12/20/2013	135
Pro Unlimited	2nd Amendment	12/20/2013	140
Pro Unlimited	4th Amendment	1/21/2016	150
Pro Unlimited	5th Amendment	5/3/2016	150

EXHIBIT C-1

Pro Unlimited	6th Amendment	4/21/2017	170
Pro Unlimited	6th Amendment	4/21/2017	190

Pacific Investments	Lease	3/24/2010	100
Pacific Investments	1st Amendment	11/24/2014	100
Pacific Investments	2nd Amendment	10/11/2016	100

Aring Wealth Management	Lease	5/4/2015	135

Fortuna	Lease	11/9/2015	140

Ameriprise	Lease	3/24/2014	150

Comcast	Lease	11/19/2012	160

Smith, Robertson, Johnson	Lease	1/26/2012	170
Smith, Robertson, Johnson	1st Amendment	11/14/2016	170

Wells Fargo Home Mortgage	Lease	7/31/2007	238
Wells Fargo Home Mortgage	1st Amendment	3/3/2008	238
Wells Fargo Home Mortgage	2nd Amendment	1/18/2010	238
Wells Fargo Home Mortgage	3rd Amendment	11/21/2011	238
Wells Fargo Home Mortgage	4th Amendment	7/6/2012	238
Wells Fargo Home Mortgage	5th Amendment	9/20/2016	238

Ingram Entertainment	Lease	9/22/2014	288

Pro Unlimited	Lease	8/23/2012	100
Pro Unlimited	1st Amendment	7/9/2013	100
Pro Unlimited	2nd Amendment	12/20/2013	100
Pro Unlimited	4th Amendment	1/21/2016	100
Pro Unlimited	5th Amendment	5/3/2016	100
Pro Unlimited	6th Amendment	4/21/2017	100
Pro Unlimited	7th Amendment	4/28/2017	100

Sue’s Deli	Lease	1/1/2014	150

Pro Unlimited	1st Amendment	7/9/2013	185

1st American Mortgage	Lease	2/27/2015	100

Starch Concrete	Lease	3/30/2016	120

EXHIBIT C-1

Stewart Title	Lease	1/18/2012	125
Stewart Title	1st Amendment	3/27/2015	125

Coldwell Banker	Lease	9/16/2011	130
Coldwell Banker	1st Amendment	3/27/2015	130

Placer Title	Lease	8/7/2012	140
Placer Title	1st Amendment	9/19/2017	140

Sierra Pacific Mortgage	3rd Amendment	6/7/2017	145

Whiting Turner	4th Amendment	5/19/2017	150

Staszak & Company	Lease	8/29/2011	160
Staszak & Company	1st Amendment	5/9/2017	160

Staszak & Company	1st Amendment	5/9/2017	170

Moseley Collins	Lease	1/24/2017	180

Old Republic Title	Lease	3/4/2016	190

Sierra Pacific Mortgage	Lease	4/13/2012	200
Sierra Pacific Mortgage	1st Amendment	7/17/2013	200
Sierra Pacific Mortgage	2nd Amendment	5/3/2016	200
Sierra Pacific Mortgage	3rd Amendment	6/7/2017	200

Sierra Pacific Mortgage	1st Amendment	7/17/2013	240
Sierra Pacific Mortgage	3rd Amendment	6/7/2017	240

Sierra Pacific Mortgage	1st Amendment	7/17/2013	250
Sierra Pacific Mortgage	3rd Amendment	6/7/2017	250

Peterson Brustad	Lease	6/15/2006	260
Peterson Brustad	1st Amendment	7/20/2009	260
Peterson Brustad	2nd Amendment	1/31/2012	260
Peterson Brustad	3rd Amendment	3/27/2015	260

CorVel	Lease	1/31/2013	300

Aerojet	Lease	6/28/2013	350
Aerojet	Consent to Sublease	6/9/2017	350

EXHIBIT C-1

KBS SOR 156th Avenue Northeast, LLC

Tenant Name	Document Name	Date
Advanced Micro Devices, Inc., a Delaware corporation	Office Building Lease	5/26/2004
Advanced Micro Devices, Inc., a Delaware corporation	First Amendment to Uniguard Park Office Building Lease	6/13/2005
Advanced Micro Devices, Inc., a Delaware corporation	Parking Allocation Letter	5/7/2012
Advanced Micro Devices, Inc., a Delaware corporation	Third Amendment to Office Building Lease	5/13/2013

Comcast Cable Communications Management, LLC, a Delaware limited liability company	License Agreement	7/17/2014

Grant Thornton LLP, an Illinios limited liabilty partnership	Office Lease	1/9/2013
Grant Thornton LLP, an Illinios limited liabilty partnership	Tenant’s Commencement Letter	3/13/2013
Grant Thornton LLP, an Illinios limited liabilty partnership	Consent By Landlord to Assignment and Assumption of Lease	3/13/2017

Groinger & Co., Inc., a Washington corporation	Office Lease	5/25/2013
Groinger & Co., Inc., a Washington corporation	Tenant’s Commencement Letter	8/8/2013

Harman Connected Services Technologies Private Limited	Aditi Technologies Unigard Park Phase III Office Building Lease	5/11/2000
Harman Connected Services Technologies Private Limited	First Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	9/22/2000
Harman Connected Services Technologies Private Limited	Second Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	10/25/2000
Harman Connected Services Technologies Private Limited	Fifth Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	1/1/2001
Harman Connected Services Technologies Private Limited	Third Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	8/10/2007

EXHIBIT C-1

Harman Connected Services Technologies Private Limited	Fourth Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	11/15/2007
Harman Connected Services Technologies Private Limited	Seventh Amenment to Office Building Lease	6/27/2016
Harman Connected Services Technologies Private Limited	Sixth Amendment to Aditi Technologies Unigard Park Phase III Office Building Lease	11/22/2020

Hitachi Consulting Corporation, a Delaware corporation	Office Building Lease	4/8/2015
Hitachi Data Systems Corporation, a Delaware corporation	Office Building Lease	5/26/2010
Hitachi Data Systems Corporation, a Delaware corporation	First Amendment to Uniguard Park Office Building Lease	4/10/2012
Hitachi Data Systems Corporation, a Delaware corporation	Second Amendment to Office Building Lease	3/21/2013
Hitachi Data Systems Corporation, a Delaware corporation	Third Amendment to Office Building Lease	6/30/2014

Inspur USA, Inc., a Washington corporation	Office Lease	6/30/2015
Inspur USA, Inc., a Washington corporation	Tenant’s Commencement Letter	10/20/2015
Inspur USA, Inc., a Washington corporation	First Amendment to Office Lease	6/26/2016
Inspur USA, Inc., a Washington corporation	Tenant’s Commencement Letter	9/29/2016

Intergen North America Limited, a Washington corporation	Office Lease	12/22/2014
Intergen North America Limited, a Washington corporation	Tenant’s Commencement Letter	6/29/2015
Intergen North America Limited, a Washington corporation	First Amendment to Office Lease	9/17/2017

MOD Super Fast Pizza, LLC, a Delaware limited liability corporation	Office Lease	12/22/2014

EXHIBIT C-1

MOD Super Fast Pizza, LLC, a Delaware limited liability corporation	First Amendment to Office Lease	6/18/2015
MOD Super Fast Pizza, LLC, a Delaware limited liability corporation	Tenant’s Commencement Letter	12/2/2015
MOD Super Fast Pizza, LLC, a Delaware limited liability corporation	Second Amendment to Office Lease	9/19/2017

Provoke Solutions, Inc., a Washington corporation	Office Lease	10/11/2017

RGN-Bellevue V, LLC, a Delaware limited liability company	Office Building Lease	5/24/2007
RGN-Bellevue V, LLC, a Delaware limited liability company	First Amendment to Lease	11/30/2011
RGN-Bellevue V, LLC, a Delaware limited liability company	Second Amendment to Office Building Lease	7/22/2014

SUHRCO Management, Inc., a Washington corportion	Office Building Lease First Amendment to SUHRCO	3/15/2002
SUHRCO Management, Inc., a Washington corportion	Management, Inc. Unigard Park Phase III Office Building Lease Second Amendment to SUHRCO	6/15/2002
SUHRCO Management, Inc., a Washington corportion	Management, Inc. Unigard Park Phase III Office Building Lease Third Amendment to SUHRCO	4/20/2005
SUHRCO Management, Inc., a Washington corportion	Management, Inc. Unigard Park Phase III Office Building Lease	8/10/2010
SUHRCO Management, Inc., a Washington corportion	Fourth Amendment to Office Building Lease	7/8/2013
SUHRCO Management, Inc., a Washington corportion	Fifth Amendment to Office Building Lease	2/22/2016

Trane U.S., Inc., a Delaware corporation	Office Lease	3/4/2013
Trane U.S., Inc., a Delaware corporation	Tenant’s Commencement Letter	9/16/2013

tw Telecom of Washington LLC., a Delaware limited liabilty company	License Agreement	9/17/2014

EXHIBIT C-1

Uniguard Insurance Company, a Wisconsin corporation	Office Lease	7/31/2012

EXHIBIT C-1

KBS SOR Powers Ferry Landing East, LLC

Tenant	Document	Date
Stern & Edlin	Lease	12/3/2013
Stern & Edlin	1st Amendment	7/27/2015

Georgia Banking Company	Lease	6/28/2002
Georgia Banking Company	1st Amendment	7/12/2005
Georgia Banking Company	2nd Amendment	11/5/2007
Georgia Banking Company	3rd Amendment	3/28/2012
Georgia Banking Company	4th Amendment	9/19/2012
Georgia Banking Company	5th Amendment	11/18/2013

Business Wise	Lease	9/7/1990
Business Wise	1st Amendment	10/2/1995
Business Wise	2nd Amendment	10/31/2000
Business Wise	3rd Amendment	9/20/2002
Business Wise	4th Amendment	9/1/2007
Business Wise	5th Amendment	5/25/2012
Business Wise	6th Amendment	5/8/2017

Min Café	Lease	4/4/2006
Min Café	1st Amendment	10/24/2010
Min Café	2nd Amendment	4/1/2016
Min Café	3rd Amendment	5/8/2016

Management Search, Inc.	Lease	10/31/2013

McGahee, Lacy & Associates, Inc.	Lease	10/24/2013
McGahee, Lacy & Associates, Inc.	1st Amendment	5/19/2017

Cornerstone Mortgage Group	Lease	10/25/2013
Cornerstone Mortgage Group	1st Amendment	7/3/2017

Southern Polymer	Lease	7/15/1998
Southern Polymer	1st Amendment	6/26/2001
Southern Polymer	2nd Amendment	11/15/2007
Southern Polymer	3rd Amendment	11/16/2012

Mortgage Guaranty Insurance Co.	Lease	10/25/2013

EXHIBIT C-1

Premedex	Lease	10/25/2013

Penton Media (informa)	Lease	10/25/2013

ELCO	Lease	1/7/2015

N3, LLC	Lease	1/7/2015

White Horse Advisors	Lease	12/31/2013

Fortress Brokerage	Lease	12/31/2013

N3 (Georgia Banking sublease)	Sublease Agreement	7/22/2016

Profitmaster	Lease	10/25/2013

Benetech	Lease	10/25/2013
Benetech	Termination Letter	8/9/2016

Columbia Hospitality MGMT, LLC	Lease	10/25/2013

LL Global Inc.	Lease	11/6/2013
LL Global Inc.	1st Amendment	8/21/2014

EXHIBIT C-1

KBS SOR 1800 West Loop South, LLC

Tenant Name	Document Name	Date
Abovenet	Telecom License (original)	1/1/2003
Abovenet	First Amendment	4/7/2008
Abovenet	Telecom License (current)	2/1/2009

American Petroleum Institute	Lease Agreement	4/24/2012
American Petroleum Institute	First Amendment	12/16/2013

Amigos De Las Americas	Lease Agreement (Bless Oilfield)	10/20/2014
Amigos De Las Americas	Assignment of Office Lease - (Bless Oilfield to Amigos De Las Americas)	4/27/2016

Arnel Investments	Lease Agreement	3/4/2005

Balyasny Asset Management	Lease Agreement (Sound Energy Capital Management)	5/3/2006
Balyasny Asset Management	First Amendment	8/7/2008
Balyasny Asset Management	Second Amendment	8/17/2011
Balyasny Asset Management	Consent to Assignment of Lease (Sound Energy to HTX Capital Management)	2/29/2012
Balyasny Asset Management	Assignment and Assumption of Lease (HTX to Balyasny)	2/10/2014
Balyasny Asset Management	Third Amendment	8/16/2016

Drilling Info – Assigned to Barry Conge Harris	Lease Agreement	7/30/2012

Bellelli USA (currently locked out)	Lease Agreement	12/4/2012
Bellelli USA (currently locked out)	First Amendment	7/15/2013
Bellelli USA (currently locked out)	Second Amendment	3/3/2016

Caldwell Boudreaux Lefler	Lease Agreement	8/21/2013
Caldwell Boudreaux Lefler	First Amendment	11/18/2015

Cogent Communications	Telecom License	4/16/2001
(currently at Mayer Brown)
Cogent Communications	First Amendment	3/13/2002
(currently at Mayer Brown)

EXHIBIT C-1

Cogent Communications	Second Amendment	4/30/2008
(currently at Mayer Brown)
Cogent Communications	Third Amendment	3/29/2011
(currently at Mayer Brown)

Comcast	Telecom License	11/30/2010

Cornerstone Government Affairs	Lease Agreement	12/17/2015
Cornerstone Government Affairs	First Amendment	3/24/2017

Cosmo Oil	Lease Agreement	6/16/2014

Dennard Lascar Associates	Lease Agreement	2/8/2006
Dennard Lascar Associates	First Amendment	12/6/2006
Dennard Lascar Associates	Second Amendment	7/6/2007
Dennard Lascar Associates	Third Amendment	12/16/2011
Dennard Lascar Associates	Fourth Amendment	9/20/2017

Edward Jones	Lease Agreement	2/27/2015
Edward Jones	First Amendment	6/22/2015

Endeavor Energy	Lease Agreement	6/8/2015

EXP Energy	Lease Agreement	10/10/2011
EXP Energy	First Amendment	6/12/2014

Fogarty & Klein	Lease Agreement	6/19/2019
Fogarty & Klein	First Amendment	2/29/2016
Fogarty & Klein	Consent to Sublease (ChaiOne)	1/4/2016
Fogarty & Klein	Consent to Sub-Sublease (ChaiOne – Qualitas Health)	5/26/2016

General Services Administration	Lease Agreement	1/29/2008

Health Care Service Corp	Lease Agreement	9/23/2011
Health Care Service Corp	First Amendment	3/14/2012

Holthouse Interests	Lease Agreement	5/11/1999
Holthouse Interests	First Amendment	2/6/2002
Holthouse Interests	Second Amendment	2/25/2005
Holthouse Interests	Third Amendment	7/15/2005
Holthouse Interests	Fourth Amendment	10/12/2009
Holthouse Interests	Fifth Amendment	4/10/2015

EXHIBIT C-1

Holthouse Interests	Sixth Amendment	6/21/2016

Investment Marketing Resources	Lease Agreement (current)	4/21/2016
Investment Marketing Resources	Lease Agreement (original)	7/24/1992
Investment Marketing Resources	First Amendment	6/5/1995
Investment Marketing Resources	Second Amendment	7/9/1997
Investment Marketing Resources	Third Amendment	10/12/2001
Investment Marketing Resources	Fourth Amendment	2/26/2008
Investment Marketing Resources	Fifth Amendment	12/16/2010
Investment Marketing Resources	Sixth Amendment	12/16/2011
Investment Marketing Resources	Seventh Amendment	4/16/2012

International Consultancy Americas	Lease Agreement	9/18/2014
International Consultancy Americas	First Amendment	5/10/2017

IINO Lines	Lease Agreement	8/14/2014
IINO Lines	First Amendment	4/18/2016

Institute of International Education	Lease Agreement	7/22/2008
Institute of International Education	First Amendment	2/23/2015

Italy-America Chamber of Commerce	Lease Agreement	11/25/2003
Italy-America Chamber of Commerce	First Amendment	1/7/2008
Italy-America Chamber of Commerce	Second Amendment	7/23/2012
Italy-America Chamber of Commerce	Third Amendment	1/21/2015

IJL Will Do	Lease Agreement	8/23/2006
IJL Will Do	First Amendment	6/27/2011
IJL Will Do	Second Amendment	10/25/2016

Kentz – Subleased to Fitzpatrick Group	Lease Agreement	10/5/2011
Kentz – Subleased to Fitzpatrick Group	Consent to Sublease	6/6/2016

Knowledge Reservoir	Lease Agreement	8/26/2002

EXHIBIT C-1

Knowledge Reservoir	First Amendment	6/22/2006
Knowledge Reservoir	Second Amendment	12/21/2007
Knowledge Reservoir	Third Amendment	12/4/2012

TW Telecom	Telecom Agreement	7/1/1999
TW Telecom	Utility Access Agreement	11/12/2004

Logix	Telecommunications Lease	12/14/2015
Agreement (current)
Logix	Telecom License (original)	6/20/2002
Logix	First Amendment	7/1/2003
Logix	Second Amendment	7/1/2005
Logix	Third Amendment	7/1/2009
Logix	Fourth Amendment	6/25/2010
Logix	Fifth Amendment	8/17/2010

North American Interpipe	Lease Agreement	8/13/2012
North American Interpipe	First Amendment	8/14/2017

Neel Hooper Banes	Lease Agreement	5/13/2011
Neel Hooper Banes	First Amendment	7/27/2011

Neste	Lease Agreement	3/15/2001
Neste	First Amendment	8/15/2005
Neste	Second Amendment	1/26/2007
Neste	Third Amendment	5/3/2010
Neste	Fourth Amendment	12/17/2015
Neste	Fifth Amendment	1/11/2017

Project Consulting Services	Lease Agreement	5/18/2006
Project Consulting Services	First Amendment	2/25/2008
Project Consulting Services	Second Amendment	12/16/2013
Project Consulting Services	Third Amendment	2/27/2015

Petroleum Pipe Americas	Lease Agreement	4/23/2002
Petroleum Pipe Americas	First Amendment	4/1/2005
Petroleum Pipe Americas	Second Amendment	5/28/2008
Petroleum Pipe Americas	Third Amendment	5/12/2010
Petroleum Pipe Americas	Fourth Amendment	4/13/2012
Petroleum Pipe Americas	Fifth Amendment	5/13/2014
Petroleum Pipe Americas	Sixth Amendment	6/1/2017

Pierpont Communications	Lease Agreement	1996

EXHIBIT C-1

Pierpont Communications	First Amendment	11/13/1998
Pierpont Communications	Second Amendment	4/5/2001
Pierpont Communications	Third Amendment	10/1/2004
Pierpont Communications	Fourth Amendment	1/28/2011
Pierpont Communications	Fifth Amendment	7/10/2014

Professional Alternatives	Lease Agreement	1998
Professional Alternatives	First Amendment	7/14/2003
Professional Alternatives	Second Amendment	7/18/2008
Professional Alternatives	Third Amendment	7/29/2011
Professional Alternatives	Fourth Amendment	4/6/2017

Quanex Building Products	Lease Agreement	8/13/2012

Qwest (acquired by CenturyLink)	Telecom License	9/1/2001
Qwest (acquired by CenturyLink)	Renewal	4/6/2006
Qwest (acquired by CenturyLink)	Second Amendment	9/1/2011

Roscoe Properties	Lease Agreement	5/2/2017
Roscoe Properties	First Amendment	7/6/2017

SDI Realty	Lease Agreement	9/5/2017

Set Solutions	Lease Agreement	11/19/2014

Skyline Deli	Lease Agreement	10/24/2011
Skyline Deli	First Amendment	10/31/2008

Wealth Enhancement Group (assignment from Sound Financial)	Lease Agreement	9/6/2012
Wealth Enhancement Group (assignment from Sound Financial)	Sublease (Arcadian Real Estate Service)	5/23/2014
Wealth Enhancement Group (assignment from Sound Financial)	Consent to Assignment and Assumption of Sublease	4/24/2015
Wealth Enhancement Group (assignment from Sound Financial)	Lease Assignment Estoppel and Consent (Sound Financial to Wealth Enhancement Group)	Aug-16

EXHIBIT C-1

Sparrowhawk	Lease Agreement	10/12/2011
Sparrowhawk	First Amendment	1/15/2013
Sparrowhawk	Second Amendment	11/18/2015

Steve Shaper	Temporary Occupancy Agreement	1/14/2011
Steve Shaper	Lease Agreement	12/4/2012
Steve Shaper	First Amendment	7/27/2016

Sueba	Lease Agreement	2/1/1984
Sueba	First Amendment	7/18/1988
Sueba	Second Amendment	7/18/1988
Sueba	Third Amendment	7/1/1994
Sueba	Fourth Amendment	11/1/1995
Sueba	Fifth Amendment	1/18/2000
Sueba	Sixth Amendment	6/30/2005
Sueba	Seventh Amendment	8/6/2010
Sueba	Eighth Amendment	4/24/2015

Third Coast Bank	Lease Agreement	11/3/2010
Third Coast Bank	First Amendment	7/16/2015
Third Coast Bank	Second Amendment	5/26/2016

Toshiba	Lease Agreement	6/8/2015
Toshiba	First Amendment	8/18/2015
Toshiba	Second Amendment	3/24/2017

Verizon	Telecom Lease (current)	Feb-16
Verizon	Telecom License (original)	2/19/2004
Verizon	First Amendment	2/9/2009
Verizon	Second Amendment	6/1/2010

WECO USA (formerly Nordana)	Lease Agreement	11/14/2014
WECO USA (formerly Nordana)	First Amendment	3/26/2015

Westney Consulting Group	Lease Agreement	10/20/2014

XO Communications	Telecom Lease Agreement	10/2/2017

XO Communications – Nextlink	Telecom Lease Agreement (current)	3/19/2014
(currently at Mayer Brown)
XO Communications – Nextlink	Telecom License (original)	9/1/2000
(currently at Mayer Brown)

EXHIBIT C-1

XO Communications – Nextlink	First Amendment	8/11/2008
(currently at Mayer Brown)

EXHIBIT C-1

KBS SOR 6565-6575 West Loop South, LLC

Tenant Name	Document Name	Date

Ajit Thakur	Original	10/19/1999
Ajit Thakur	1st Amendment	5/9/2000
Ajit Thakur	2nd Amendment	1/13/2005
Ajit Thakur	3rd Amendment	11/23/2010
Ajit Thakur	4th Amendment	12/10/2016
Andrew Williams & Assoc	Original	3/25/2017
BBC USA Chartering	Original	8/29/2007
BBC USA Chartering	1st Amendment	12/5/2007
BBC USA Chartering	2nd Amendment	10/1/2013
Bellaire Dermatology	Original	4/19/2005
Bellaire Dermatology	1st Amendment	11/21/2005
Bellaire Dermatology	2nd Amendment	Jul-06
Bellaire Dermatology	3rd Amendment	9/28/2015
Brown, Nelson, Frank & Giles	Original	4/22/2002
Brown, Nelson, Frank & Giles	1st Amendment	7/31/2007
Brown, Nelson, Frank & Giles	2nd Amendment	9/9/2008
Brown, Nelson, Frank & Giles	3rd Amendment	9/25/2013
Clinton Foster	Original	10/19/2015
Clinton Foster	1st Amendment	9/1/2016
Contemporary Medicine	Original	6/24/2003
Contemporary Medicine	1st Amendment	7/12/2003
Contemporary Medicine	2nd Amendment	Oct-04
Contemporary Medicine	3rd Amendment	10/31/2006
Contemporary Medicine	4th Amendment	1/4/2009
Contemporary Medicine	5th Amendment	5/24/2012
Contemporary Medicine	6th Amendment	11/25/2013
Contemporary Medicine	7th Amendment	2/13/2017
Denena & Points	Original	10/29/2015
Dr. Jeffrey Schultz	Original	5/23/1996
Dr. Jeffrey Schultz	1st Amendment	5/11/2006
Dr. Jeffrey Schultz	2nd Amendment	Aug-09
Dr. Jeffrey Schultz	3rd Amendment	Apr-12
Dr. Jeffrey Schultz	4th Amendment	8/25/2015
Exclusive Ventures	Original	8/6/2015
Eye Centers of Texas	Original	9/28/2005
Eye Centers of Texas	1st Amendment	7/28/2008
Eye Centers of Texas	2nd Amendment	12/18/2015
Guardian Healthcare Holdings	Original	8/16/2012
Guardian Healthcare Holdings	1st Amendment	7/1/2016
Guardian Healthcare Holdings	2nd Amendment	10/25/2016

EXHIBIT C-1

Heidi Seifert	Original	Jul-06
Heidi Seifert	1st Amendment	4/30/2014
Heidi Seifert	2nd Amendment	10/14/2014
Lloyd Engineering	Original	6/2/2015
Lloyd Engineering	1st Amendment	8/24/2017
Lora Mason	Original	8/18/2004
Lora Mason	1st Amendment	5/19/2014
Management Office	Original
Marilu Berry & Judy Nunn	Original	1/20/2016
Prostasia	Original	11/1/2004
Prostasia	1st Amendment	6/30/2009
Prostasia	2nd Amendment	12/22/2014
Prostasia	3rd Amendment	9/30/2016
Richard Rees	Original	10/28/2009
Richard Rees	1st Amendment	9/25/2014
Sandhya Prashad	Original	8/4/2016
Sightline Health	Original	10/6/2011
Sightline Health	Original	10/6/2011
Sprintcom	Original	8/31/2001
Sprintcom	1st Amendment	9/1/2001
Synergy Healthcare	Original	3/12/2007
Synergy Healthcare	1st Amendment	5/3/2007
Synergy Healthcare	2nd Amendment	3/4/2008
Synergy Healthcare	3rd Amendment	11/22/2013
Synergy Healthcare	4th Amendment	2/7/2014
The Jupiter Group	Original	11/14/2008
The Jupiter Group	1st Amendment	3/7/2012
The Jupiter Group	2nd Amendment	6/25/2014
The Menninger Clinic	Original	9/24/2015
Tim Woodson, Agent	Original	2/3/1999
Tim Woodson, Agent	1st Amendment	1/9/2002
Tim Woodson, Agent	2nd Amendment	Dec-04
Tim Woodson, Agent	3rd Amendment	Jan-08
Tim Woodson, Agent	4th Amendment	9/14/2010
Tim Woodson, Agent	5th Amendment	1/28/2016
Tommy’s Deli	Original	9/30/2008
Tommy’s Deli	1st Amendment	1/1/2017
TW Telecom of Texas	Original	8/31/2001
TW Telecom of Texas	License Agreement	9/11/2008
TW Telecom of Texas	License Agreement	8/31/2001
Techknowledge Consulting	Original Lease	3/17/2009
Techknowledge Consulting	1st Amendment	2/23/2011

EXHIBIT C-1

Techknowledge Consulting	2nd Amendment	4/3/2014
Techknowledge Consulting	3rd Amendment	4/27/2016
Techknowledge Consulting	4th Amendment	7/14/2017
IQ Spectra	Original Lease	4/6/2016
IQ Spectra	Original Lease	4/6/2016
Jay Ginsburg	Original Lease	10/2/2015
Search Services	Original Lease	9/1/2002
Search Services	1st Amendment	4/29/2005
Search Services	2nd Amendment	7/28/2006
Search Services	3rd Amendment	5/21/2013
Mitchell Insurance Agency	Original Lease	1/4/2016
OrthoAccel Technologies	Original Lease	5/31/2012
OrthoAccel Technologies	1st Amendment	8/4/2014
OrthoAccel Technologies	2nd Amendment	1/9/2014
OrthoAccel Technologies	3rd Amendment	10/29/2015
OrthoAccel Technologies	4th Amendment	4/6/2016
MedEx / Stop Loss Insurance Services	Original Lease	4/10/2001
MedEx / Stop Loss Insurance Services	1st Amendment	6/7/2005
MedEx / Stop Loss Insurance Services	2nd Amendment	Jun-08
MedEx / Stop Loss Insurance Services	3rd Amendment	2/22/2011
MedEx / Stop Loss Insurance Services	4th Amendment	6/27/2016
MedEx / Stop Loss Insurance Services	5th Amendment	6/1/2017
Mace & Mack	Original Lease	8/16/2016
Mitratech Holdings	Original Lease	7/11/2000
Mitratech Holdings	1st Amendment	12/1/2007
Mitratech Holdings	2nd Amendment	3/9/2010
Durio & Company	Original Lease	10/30/1987
Durio & Company	1st Amendment	6/18/1992
Durio & Company	2nd Amendment	4/29/1994
Durio & Company	3rd Amendment	7/1/1999
Durio & Company	4th Amendment	5/25/2001
Durio & Company	5th Amendment	Mar-06
Durio & Company	6th Amendment	3/9/2011
Durio & Company	7th Amendment	10/26/2016
Levey Development & Construction	Original Lease	11/2/2015

EXHIBIT C-1

Waddell Investments	Original Lease	6/24/2005
Waddell Investments	1st Amendment	9/1/2010
Waddell Investments	2nd Amendment	12/23/2015
Robert Hoffman	Original Lease	11/25/2008
Robert Hoffman	1st Amendment	4/12/2010
Robert Hoffman	2nd Amendment	1/7/2013
Robert Hoffman	3rd Amendment	2/24/2017
Robert Hoffman	4th Amendment	10/9/2017
Barry Gomel	Original Lease	12/22/2014
Regus Executive Suites	Original Lease	2/3/2015
HJ Gruy & Associates	Original Lease	8/20/2015
Gill Revak & Associates	Original Lease	8/9/2004
Gill Revak & Associates	1st Amendment	7/1/2010
Gill Revak & Associates	2nd Amendment	9/18/2012
SMS Capital Management	Original Lease	Apr-08
SMS Capital Management	1st Amendment	5/15/2012
SMS Capital Management	2nd Amendment	7/22/2013
SMS Capital Management	3rd Amendment	6/25/2014
SMS Capital Management	4th Amendment	7/17/2017
Chandler McNulty	Original Lease	1/15/2016
Command Texas	Original Lease	1/10/2006
Command Texas	1st Amendment	Mar-09
Command Texas	2nd Amendment	5/12/2015
Command Texas	3rd Amendment	12/18/2012
US Army / Airforce	Lease for Real Property	7/15/2012
Creekside Industries	Original Lease	11/4/2013
Evergreen Shipping Agency	Original Lease	7/29/2005
Evergreen Shipping Agency	1st Amendment	10/13/2008
Evergreen Shipping Agency	2nd Amendment	Aug-10
Evergreen Shipping Agency	3rd Amendment	5/11/2011
Evergreen Shipping Agency	4th Amendment	9/10/2014
Billie Martin	Original Lease	5/25/1993
Billie Martin	1st Amendment	5/17/1995
Billie Martin	2nd Amendment	5/24/1996
Billie Martin	3rd Amendment	5/31/1999
Billie Martin	4th Amendment	6/1/2000
Billie Martin	5th Amendment	4/13/2001
Billie Martin	6th Amendment	12/17/2003
Billie Martin	7th Amendment	Jan-17
Billie Martin	8th Amendment	Apr-17
Billie Martin	9th Amendment	10/19/2015

EXHIBIT C-1

Mirador Group	Original Lease	1/23/2006
Mirador Group	1st Amendment	Mar-13
Mirador Group	2nd Amendment	5/16/2014
Mirador Group	2nd Amendment	5/16/2014
The Rand Group	Original Lease	9/2/2004
The Rand Group	1st Amendment	Jan-07
The Rand Group	2nd Amendment	Aug-08
The Rand Group	3rd Amendment	7/12/2010
The Rand Group	4th Amendment	9/2/2011
The Rand Group	4th Amendment	9/2/2011
The Rand Group	4th Amendment	9/2/2011
The Rand Group	4th Amendment	9/2/2011
The Rand Group	5th Amendment	2/3/2012
The Rand Group	6th Amendment	3/13/2012
The Rand Group	7th Amendment	7/27/2017
TW Telecom of Texas	Original Lease	5/25/2011

EXHIBIT C-1

KBS SOR Austin Suburban Portfolio, LLC (Great Hills Plaza)

Tenant	Document	Date
Certified Management of Austin	Lease Agreement	3/31/2010
Certified Management of Austin	Lien Subordination Agreement	5/10/2010
Certified Management of Austin	Memorandum of Lease Commencement	6/14/2010
Certified Management of Austin	Landlords Lien Waiver	10/11/2012
Certified Management of Austin	1st Amendment	3/6/2015

Cintra	Lease Agreement	7/10/2012
Cintra	Memorandum of Lease Commencement	1/25/2013
Cintra	1st Amendment	8/20/2014
Cintra	Initial Certificate	3/18/2015

E2Open	Lease Agreement	9/9/2005
E2Open	Commencement Letter	9/28/2005
E2Open	1st Amendment	9/12/2008
E2Open	2nd Amendment	2/11/2011
E2Open	Letter of Credit	3/12/2013
E2Open	3rd Amendment	9/10/2014
E2Open	Expansion Commencement Letter	12/16/2014
E2Open	4th Amendment	6/14/2016
E2Open	5th Amendment	11/21/2016

Ferrovial Argoman US Corp	Lease Agreement	7/10/2012
Ferrovial Argoman US Corp	Amended and Restated Lease Agreement	10/15/2012
Ferrovial Argoman US Corp	Memorandum of Lease Commencement	12/11/2012

GSI Environmental, Inc	Lease Agreement	5/6/2011
GSI Environmental, Inc	Memorandum of Lease Commencement	10/3/2011
GSI Environmental, Inc	1st Amendment	9/17/2012
GSI Environmental, Inc	Memorandum of 1st Lease Amendments	2/15/2013

Guaranty dba Insurica	1st Amendment	8/10/2016
Guaranty dba Insurica	Commencement Letter	9/30/2016

Intera Incorporated	Lease Agreement	12/17/2016

Lee Hecht Harrison	8th Amendment	1/30/2014

OneAffiniti	Lease

Patten Law	1st Amendment	5/19/2009
Patten Law	2nd Amendment	1/25/2012

EXHIBIT C-1

Patten Law	3rd Amendment	2/6/2017

RGN	2nd Amendment	12/13/2017

RTI Surgical	Lease Amendment	10/6/2015

Texas Trusted	Lease Agreement	5/1/2015
Texas Trusted	Letter of Commencement	5/1/2015

EXHIBIT C-1

KBS SOR Austin Suburban Portfolio, LLC (Westech 360)

Tenant	Document	Date
Abel Law	Lease Agreement	10/1/2012
Abel Law	Commencement Letter	2/15/2013
Abel Law	1st Amendment	9/23/2013
Abel Law	Lease Sublease	12/3/2014

Advisa Mortgage	Guaranty	12/11/2015
Advisa Mortgage	Lease Agreement	1/1/2016

Apex Systems	Lease Agreement	6/20/2006
Apex Systems	Commencement Letter	10/9/2006
Apex Systems	1st Amendment	11/14/2011
Apex Systems	2nd Amendment	9/18/2014
Apex Systems	3rd Amendment	9/15/2016

Burns and McDonnell	Lease Agreement	7/1/2014
Burns and McDonnell	Commencement Letter- 2014	11/1/2014
Burns and McDonnell	1st Amendment	8/14/2015
Burns and McDonnell	Commencement Letter- 2016	1/25/2016

Caliber Home Loans	Lease Agreement	11/2/2012
Caliber Home Loans	Commencement Letter	2/15/2013
Caliber Home Loans	1st Amendment	9/1/2015

Carollo Engineers	Lease Agreement	4/23/2004
Carollo Engineers	Commencement Letter- 2004	7/19/2004
Carollo Engineers	Estoppel Certificate- 2004	11/9/2004
Carollo Engineers	1st Amendment	4/18/2007
Carollo Engineers	Commencement Letter- 2007	10/4/2007
Carollo Engineers	2nd Amendment	4/30/2009
Carollo Engineers	SNDA Agreement	10/5/2009
Carollo Engineers	3rd Amendment	6/10/2010
Carollo Engineers	4th Amendment	9/8/2010
Carollo Engineers	Estoppel Certificate- 2013	2/25/2013
Carollo Engineers	5th Amendment	10/11/2013

Chicago Title of Texas	Guaranty	10/7/2015
Chicago Title of Texas	Lease Agreement	10/21/2015
Chicago Title of Texas	Commencement Letter	4/15/2016

Constangy Brooks and Smith	Lease Agreement	10/26/2011
Constangy Brooks and Smith	Commencement Letter	4/6/2012

EXHIBIT C-1

Constangy Brooks and Smith	Estoppel Certificate	3/1/2013
Constangy Brooks and Smith	1st Amendment	8/9/2016

D&S Residential	Lease Agreement	9/13/2013
D&S Residential	Commencement Letter	12/30/2013

FC Lending	Guaranty	12/11/2015
FC Lending	Lease Agreement	1/1/2016

First Continental	Lease Agreement 2004	10/12/2004
First Continental	1st Amendment	7/15/2010
First Continental	Commencement Letter	12/14/2010
First Continental	Estoppel Certificate	2/25/2013
First Continental	Lease Agreement 2016	1/1/2016

Flahive, Ogden & Latson	Lease Agreement	3/8/2011
Flahive, Ogden & Latson	Commencement Letter	5/31/2011
Flahive, Ogden & Latson	Estoppel Certificate	2/25/2013
Flahive, Ogden & Latson	1st Amendment	2/10/2014
Flahive, Ogden & Latson	Commencement Letter	2/28/2014
Flahive, Ogden & Latson	2nd Amendment	7/28/2017

Gamesalad	Lease Agreement	9/18/2013

Guardian Life Insurance	Lease Agreement	11/6/2015
Guardian Life Insurance	Commencement Letter	3/11/2016

Insurance Services Office	Lease Agreement	8/22/2014
Insurance Services Office	Commencement Letter	11/1/2014

Kevin Lange (Austin Financial Partners)	Lease Agreement	5/5/2005
Kevin Lange (Austin Financial Partners)	Commencement Letter	6/24/2005
Kevin Lange (Austin Financial Partners)	1st Amendment	4/3/2006
Kevin Lange (Austin Financial Partners)	2nd Amendment	7/21/2006
Kevin Lange (Austin Financial Partners)	Commencement Letter	7/26/2006
Kevin Lange (Austin Financial Partners)	Lease Subleases	9/29/2006
Kevin Lange (Austin Financial Partners)	3rd Amendment	4/30/2010

EXHIBIT C-1

Kevin Lange (Austin Financial Partners)	4th Amendment	12/28/2012
Kevin Lange (Austin Financial Partners)	Estoppel Certificate	2/25/2013
Kevin Lange (Austin Financial Partners)	5th Amendment	7/10/2014
Kevin Lange (Austin Financial Partners)	6th Amendment	9/1/2015
Kevin Lange (Austin Financial Partners)	Commencement Letter	2/26/2016

Kuper Sotheby	Temporary Occupancy Agreement	7/22/2015
Kuper Sotheby	Lease Agreement	10/6/2015
Kuper Sotheby	Commencement Letter	2/10/2016

Lockwood, Andrews, and Newman	Lease Agreement	10/27/2014
Lockwood, Andrews, and Newman	1st Amendment	3/10/2015
Lockwood, Andrews, and Newman	Commencement Letter	3/30/2015
Lockwood, Andrews, and Newman	Commencement Letter	5/11/2015

Maxpoint Interactive Inc	Estoppel Certificate	5/15/2012
Maxpoint Interactive Inc	Lease Agreement	5/17/2012
Maxpoint Interactive Inc	Commencement Letter	8/31/2012
Maxpoint Interactive Inc	Letter of Credit	7/8/2013
Maxpoint Interactive Inc	Letter of Credit	8/8/2014
Maxpoint Interactive Inc	1st Amendment	11/13/2014
Maxpoint Interactive Inc	1st Amendment Commencement Letter	3/17/2015
Maxpoint Interactive Inc	2nd Amendment	6/2/2015
Maxpoint Interactive Inc	2nd Amendment Commencement Letter	12/23/2015

Priority Home Mortgage	Guaranty	12/10/2015
Priority Home Mortgage	Lease Agreement	1/1/2016

Prudential Insurance Company	Lease Agreement	10/10/2005
Prudential Insurance Company	Commencement Letter	3/7/2006
Prudential Insurance Company	1st Amendment	5/6/2010
Prudential Insurance Company	2nd Amendment	4/23/2012
Prudential Insurance Company	Estoppel Certificate	2/25/2013
Prudential Insurance Company	3rd Amendment	5/14/2015

EXHIBIT C-1

ROKU	Occupancy Agreement	12/16/2013
ROKU	1st Amendment to Occupancy	3/27/2014
ROKU	Lease Agreement	3/27/2014
ROKU	Commencement Letter	7/1/2014
ROKU	1st Amendment to Lease	1/26/2016
ROKU	Commencement Letter	2/29/2016

Schwegman Lundberg and Woessner	Lease Agreement	1/3/2006
Schwegman Lundberg and Woessner	Commencement Letter	3/16/2006
Schwegman Lundberg and Woessner	1st Amendment	1/30/2009
Schwegman Lundberg and Woessner	2nd Amendment	3/8/2012
Schwegman Lundberg and Woessner	Estoppel Certificate	2/25/2013
Schwegman Lundberg and Woessner	3rd Amendment	2/4/2015

Smart Choice Mortgage	Guaranty	12/10/2015
Smart Choice Mortgage	Lease Agreement	1/1/2016

Southern Lending Services	Commencement Letter	9/1/2014
Southern Lending Services	Guaranty	12/10/2015
Southern Lending Services	Lease Agreement	1/1/2016

Tetra Tech	Lease Agreement	11/30/2011
Tetra Tech	Commencement Letter	3/2/2012
Tetra Tech	Estoppel Certificate	2/25/2013
Tetra Tech	1st Amendment	5/19/2016

Texas Teachers of Tomorrow	Lease Agreement	4/23/2008
Texas Teachers of Tomorrow	1st Amendment	1/29/2013
Texas Teachers of Tomorrow	Estoppel Certificate	2/25/2013
Texas Teachers of Tomorrow	2nd Amendment	5/24/2016

Time Warner	License Agreement	1/1/2013
Time Warner	Estoppel Certificate	3/7/2013

Towers Watson	Lease Agreement	1/30/2014
Towers Watson	Commencement Letter	4/28/2014

TW Telecom	License Agreement	7/6/2005

EXHIBIT C-1

TW Telecom	License Amendment	5/1/2012
TW Telecom	Estoppel Certificate	2/25/2013

William Powers	Lease Agreement	9/19/2013
William Powers	1st Amendment	9/20/2013
William Powers	Commencement Letter	11/1/2013

Yorktown Technologies	Commencement Letter	11/1/2013
Yorktown Technologies	Commission Agreement	12/9/2014
Yorktown Technologies	Lease Abstract	12/12/2014
Yorktown Technologies	Lease Agreement	12/12/2014
Yorktown Technologies	Termination Agreement	7/27/2017

EXHIBIT C-1

KBS SOR Westmoor Center, LLC

Tenant	Document	Date
Amazing Care Home Health Services, Inc.	Lease	4/27/2007
Amazing Care Home Health Services, Inc.	1st Amendment	9/30/2010
Amazing Care Home Health Services, Inc.	2nd Amendment	11/13/2015

Asset Protect One, Inc.	Lease	6/15/2017

AT&T (New Cingular Wireless)	Lease	2/8/2007

Ball Aerospace Technologies Corp.	Lease	9/14/1998
Ball Aerospace Technologies Corp.	1st Amendment	1/29/1999
Ball Aerospace Technologies Corp.	2nd Amendment	3/16/2003
Ball Aerospace Technologies Corp.	3rd Amendment	9/25/2003
Ball Aerospace Technologies Corp.	4th Amendment	11/1/2004
Ball Aerospace Technologies Corp.	5th Amendment	4/1/2006
Ball Aerospace Technologies Corp.	6th Amendment	7/15/2006
Ball Aerospace Technologies Corp.	7th Amendment	2/25/2011
Ball Aerospace Technologies Corp.	8th Amendment	10/1/2015
Ball Aerospace Technologies Corp.	9th Amendment	9/29/2015

Ball Packaging Corp (Assignment Ball Aerospace Technologies Corp.)	7th Amendment	7/29/2016

Cabelas, Inc.	Lease	10/15/2012

Finali Corp.	Lease	1/7/2017
Finali Corp.	1st Amendment	7/26/2000
Finali Corp.	2nd Amendment	11/1/2001
Finali Corp.	3rd Amendment	6/15/2006
Finali Corp.	4th Amendment	2/15/2010
Convergys Customer Management Group Inc.	5th Amendment	5/31/2013
Convergys Customer Management Group Inc.	6th Amendment	8/30/2015

The United States of American (GSA_IRS)	Lease	4/19/2004
The United States of American (GSA_IRS)	Lease	1/26/2015

Health Inventures LLC	Lease	9/28/2011
Health Inventures (subtenant 3xLogic)	Consent to Sublease	6/24/2014
Health Inventures (subtenant 3xLogic)	1st Amendment	2/23/2016

EXHIBIT C-1

HID Global Corporation	Lease	3/31/2007
HID Global Corporation	Consent to Sublease	9/29/2009
HID Global Corporation (sub tenant Idol Minds)	Consent to Sublease	8/30/2017

Nextaction Corporation	Lease	1/1/2005
Nextaction Corporation	1st Amendment	3/8/2006
Nextaction Corporation	2nd Amendment	9/15/2007
Datalogix Inc. (fka Nextaction)	3rd Amendment	2/15/2011
Datalogix Inc. (fka Nextaction)	4th Amendment	10/1/2012
Datalogix Inc. (fka Nextaction)	5th Amendment	2/15/2013
Oracle (fka Datalogix, Next Action)	Lease

Tandberg Data Corporation	Lease	6/1/2010
Overland Storage Inc. (successor Tandberg Data Corp.)	1st Amendment	9/2/2015

The Reed Group Ltd.	Lease	2/1/2004
The Reed Group Ltd.	1st Amendment	7/24/2004
The Reed Group Ltd.	2nd Amendment	12/7/2004
The Reed Group Ltd.	3rd Amendment	6/15/2006
The Reed Group Ltd.	4th Amendment	1/31/2010
The Reed Group Ltd.	5th Amendment	3/15/2013
The Reed Group Ltd.	6th Amendment	8/1/2013
The Reed Group Ltd.	7th Amendment	5/15/2014
The Reed Group Ltd.	8th Amendment	9/3/2014
The Reed Group Ltd.	9th Amendment	4/29/2016

Trangen Inc., dba Sandwich Board	Lease	2/8/2007
Trangen Inc., dba Sandwich Board	1st Amendment	11/30/2007
Trangen Inc., dba Sandwich Board	2nd Amendment	6/15/2012

Fidelity National Title Insurance Company	Lease	4/1/2003
Fidelity National Title Insurance Company	1st Amendment	6/15/2007
FIS Asset Management Solutions Inc. (Assignor Fidelity National)	2nd Amendment	11/1/2007
FIS Asset Management Solutions Inc.	3rd Amendment	2/15/2008
FIS Asset Management Solutions Inc.	4th Amendment	3/31/2008
LPS Asset Management Solutions Inc. (former FIS Asset)	5th Amendment	8/25/2008
LPS Field Services, Inc. (successor LPS Asset)	6th Amendment	1/4/2013

Servicelink Field Services, LLC (successor LPS Field Services)	7th Amendment	10/12/2017

EXHIBIT C-1

Qwest Wireless LLC (Sprint)	Lease	8/6/2001
Qwest Wireless LLC (Sprint)	1st Amendment	8/6/2001

Atlas Pipeline Mid Continent Westok LLC (Targa Resources)	Lease	9/1/2007
Atlas Pipeline Mid Continent Westok LLC (Targa Resources)	Sublease
Atlas Pipeline Mid Continent Westok LLC (Targa Resources)	1st Amendment	2/15/2010
Atlas Pipeline Mid Continent Holding LLC (assignor Atlas Continent Westok)	2nd Amendment	11/18/2013
Atlas Pipeline Mid Continent Holding LLC (sublease Southwest Holdings Corp.)	Consent to Sublease	9/11/2017

Tegile Systems, Inc.	Lease	1/9/2015
Tegile Systems, Inc. (sublease HGST, Inc.)	Consent to Sublease	9/12/2017

WEBPT, Inc.	Lease	1/13/2016

Zimmer Biomet Spine, Inc.	Lease	2/22/2016

EXHIBIT C-1

KBS SOR Maitland Promenade II, LLC

Tenant	Document	Date
Akerman LLC	Lease Agreement	12/27/2011
Akerman LLC	1st Amendment to Lease	4/4/2012
Akerman LLC	Commencement Agreement	2/4/2013
Akerman LLC	2nd Amendment to Lease	2/22/2013
Akerman LLC	3rd Amendment to Lease Agreement	3/11/2016
Akerman LLC	Commencement Agreement	12/8/2016

AmTrust North America	Lease Agreement	8/11/2011
AmTrust North America	1st Amendment to Lease	1/3/2012
AmTrust North America	Commencement Agreement	4/16/2012
AmTrust North America	Consent by Landlord to Assignment of Lease	12/22/2014
AmTrust North America	Assignment and Assumption of Lease	12/22/2014
AmTrust North America	2nd Amendment to Lease Agreement	6/3/2016
AmTrust North America	Commencement Agreement	12/8/2016

Angela Hanif Corp	Office Lease	9/8/2014
Angela Hanif Corp	1st Amendment to Office Lease	5/1/2017

Centene Management	Lease Agreement	7/31/2013
Centene Management	1st Amendment to Lease Agreement	3/3/2014
Centene Management	2nd Amendment to Lease Agreement	12/22/2016

Embrace Home Loans	Lease Agreement	10/5/2012
Embrace Home Loans	Commencement Agreement	11/26/2012
Embrace Home Loans	Sublease	2/23/2015
Embrace Home Loans	Consent by Landlord to Sublease	3/6/2015

New York Life Insurance	Lease Agreement	1/5/2011
New York Life Insurance	1st Amendment to Lease	2/19/2014
New York Life Insurance	2nd Amendment to Lease Agreement	11/30/2016

Principal Life Insurance	Office Lease	3/25/2016
Principal Life Insurance	Tenant’s Initial Certificate	7/15/2016

Sonepar Management US	Office Lease	9/11/2015
Sonepar Management US	Tenant’s Initial Certificate	3/21/2016
Sonepar Management US	Tenant’s Initial Certificate	5/10/2016

Taylor Morrison Home Funding	Office Lease - Lease A	3/6/2014

EXHIBIT C-1

Taylor Morrison Home Funding	Office Lease - Lease B	3/6/2014

United Healthcare Services, Inc.	4th Amendment to Lease	2009
United Healthcare Services, Inc.	1st Amendment to Lease Agreement	5/23/2002
United Healthcare Services, Inc.	Multitenant Office Lease Agreement	5/28/2002
United Healthcare Services, Inc.	1st Amendment to Lease Agreement	4/8/2003
United Healthcare Services, Inc.	2nd Amendment to Lease Agreement	11/6/2003
United Healthcare Services, Inc.	2nd Amendment to Lease Agreement	3/30/2004
United Healthcare Services, Inc.	3rd Amendment to Office Lease Agreement	4/30/2006
United Healthcare Services, Inc.	3rd Amendment Commencement Notification	7/10/2006
United Healthcare Services, Inc.	5th Amendment to Lease	8/1/2013
United Healthcare Services, Inc.	Sublease Agreement	5/1/2015
United Healthcare Services, Inc.	6th Amendment to Lease Agreement	8/24/2015
United Healthcare Services, Inc.	Consent by Landlord to Sublease Agreement	8/24/2015
United Healthcare Services, Inc.	Commencement Date Memorandum
United Healthcare Services, Inc.	Commencement Date Memorandum

Zurich American Insurance	Lease Agreement	7/11/2012
Zurich American Insurance	Commencement Agreement	12/10/2012
Zurich American Insurance	1st Amendment to Lease Agreement	7/17/2014
Zurich American Insurance	Commencement Agreement	2/17/2015

EXHIBIT C-1

KBS SOR Plaza Bellevue, LLC

Tenant Name	Document Name	Date
Union Bank Suite 1250	Lease	11/14/2007
Union Bank Suite 1250	1st Amendment	7/27/2011

Union Bank Suite 100	Lease	8/18/2004
Union Bank Suite 100	1st Amendment	12/7/2005
Union Bank Suite 100	2nd Amendment	11/14/2007
Union Bank Suite 100	3rd Amendment	2/5/2009
Union Bank Suite 100	4th Amendment	10/31/2013

Y&M Investments, LLC	Lease	3/26/2007
Y&M Investments, LLC	1st Amendment	1/31/2011
Y&M Investments, LLC	2nd Amendment	8/23/2013
Y&M Investments, LLC	3rd Amendment	10/17/2016

Cytec Engineered Materials	Lease	8/26/2011
Cytec Engineered Materials	1st Amendment	12/22/2016

InfoAdvantage	Lease	2/2/2009
InfoAdvantage	1st Amendment	8/8/2013
Humanpoint	Lease	9/27/2016

Insight Global	Lease	9/22/2014
Insight Global	1st Amendment	12/19/2014
Insight Global	2nd Amendment	3/13/2017

Explore Consulting	Lease	2/23/2006
Explore Consulting	1st Amendment	9/26/2007
Explore Consulting	2nd Amendment	3/17/2011
Explore Consulting	3rd Amendment	10/16/2017

JeffreyM	Lease	7/23/2013
JeffreyM	1st Amendment	8/13/2013
JeffreyM	2nd Amendment	4/30/2014
JeffreyM	3rd Amendment	6/30/2014
JeffreyM	4th Amendment	5/4/2015
JeffreyM	5th Amendment	6/30/2016
JeffreyM	6th Amendment	2/16/2017
JeffreyM	7th Amendment	6/8/2017

MobileIron	Lease	8/18/2015

EXHIBIT C-1

Futurewei	Lease	2/22/2016
Futurewei	1st Amendment	7/21/2017

SGN	Lease	3/8/2016
Perfect Bland	Lease	3/23/2017

TenCent America	Lease	7/21/2017
TenCent America	1st Amendment	10/16/2017

BluLink	Lease	9/19/2017

Evergreen Shipping	Lease	7/29/2011
Evergreen Shipping	1st Amendment	1/5/2017

Auth0	Lease	4/22/2016

Standard Insurance Company	Lease	8/23/2012

Baidu	Lease	8/29/2017

Caliber Home Loans	Lease	8/6/2015

Blucora	Lease	7/13/2012
Blucora	Consent to Sublease	4/19/2017

Xevo	Lease	8/21/2017

Premier Office Centers	Lease	3/15/2011

EventPoint	Lease	11/9/2014
EventPoint	Consent to Sublease	1/25/2016

Jackson Family Enterprises	Lease	4/21/2017

WFG	Lease	12/10/2014
WFG	1st Amendment	7/27/2015

Dahlin Group	Lease	3/30/2016
Dahlin Group	1st Amendment	PENDING

Highland Private Wealth	Lease	6/16/2017

EXHIBIT C-1

Highland Private Wealth	1st Amendment	8/21/2017

JP Morgan Chase	Lease	2/15/2008
JP Morgan Chase	1st Amendment	8/27/2008
JP Morgan Chase	2nd Amendment	6/1/2012
JP Morgan Chase	3rd Amendment	PENDING

IDP Insurance Brokers	Lease	8/20/2013
IDP Insurance Brokers	Consent to Sublease	12/17/2015
IDP Insurance Brokers	Consent to Sub-Sublease	8/3/2017

HNN	Lease	11/27/2013
HNN	1st Amendment	12/5/2014
HNN	2nd Amendment	11/30/2016

Construx Software	Lease	3/24/2006
Construx Software	1st Amendment	5/18/2011
Construx Software	2nd Amendment	10/21/2011

G Russell Knobel & Associates	Lease	4/1/2011

Stephens & Klinge	Lease	6/25/2012

Wells Fargo	Lease	10/3/2005
Wells Fargo	1st Amendment	11/18/2008
Wells Fargo	2nd Amendment	7/28/2011
Wells Fargo	3rd Amendment	12/19/2014

Applause App Quality	Lease	4/25/2014
Applause App Quality	Consent to Sublease	3/25/2016

Vanir Construction Management	Lease	3/11/2004
Vanir Construction Management	1st Amendment	2/1/2005
Vanir Construction Management	2nd Amendment	2/28/2010
Vanir Construction Management	3rd Amendment	11/6/2014

Ikkoryu	Lease	11/9/2015

Concord Ventures	Lease	1/28/2009

EXHIBIT C-1

Concord Ventures	1st Amendment	11/22/2010
Concord Ventures	2nd Amendment	12/16/2015
Concord Ventures	3rd Amendment	2/9/2017

The Triad Group	Lease	5/9/2002
The Triad Group	1st Amendment	7/29/2003
The Triad Group	2nd Amendment	12/31/2007
The Triad Group	3rd Amendment	6/23/2008
The Triad Group	4th Amendment	1/10/2013

City of London	Lease	9/11/2015

Penn Mutual Life Insurance	Lease	12/23/2003
Penn Mutual Life Insurance	1st Amendment	2/17/2004
Penn Mutual Life Insurance	2nd Amendment	3/10/2006
Penn Mutual Life Insurance	3rd Amendment	6/3/2008
Penn Mutual Life Insurance	4th Amendment	10/27/2010

Financial Resources Group	Lease	10/1/2004
Financial Resources Group	1st Amendment	1/31/2007
Financial Resources Group	2nd Amendment	4/26/2010
Financial Resources Group	3rd Amendment	3/21/2013
Financial Resources Group	Consent to Assign	11/3/2015
Financial Resources Group	4th Amendment	3/30/2016

Washington 2 Advocates	Lease	6/24/2005
Washington 2 Advocates	1st Amendment	7/21/2010

Ranstad Professionals	Lease	2/15/2017
Ranstad Professionals	1st Amendment	3/14/2012
Ranstad Professionals	2nd Amendment	7/9/2013

GA Creative	Lease	8/26/2005
GA Creative	1st Amendment	7/20/2012
GA Creative	Consent to Sublease	10/26/2015

Gene Piculell	Lease	11/12/2004
Gene Piculell	1st Amendment	4/28/2010
Gene Piculell	2nd Amendment	1/16/2015

Huawei Technologies	Lease	6/1/2017

Level 3 Communications	Lease	4/1/2016

EXHIBIT C-1

Seattle SMSA Limited Partner	Lease	3/16/2014
Seattle SMSA Limited Partner	1st Amendment	6/1/2015

Comcast Cable	Lease	8/31/2012
Communications

Redmond Cleaners	Lease	6/20/2002

United Parcel Services	Lease	2/17/2014

Cogent Communications	Lease	6/13/2011
Cogent Communications	1st Amendment	5/14/2012

Integra Telecom Holdings	License Agreement	7/2/2014

Visa USA - Storage	Storage Lease	1/1/2017

US Bank National Association	Lease	11/19/2003
US Bank National Association	1st Amendment	6/24/2004
US Bank National Association	2nd Amendment	10/19/2005
US Bank National Association	3rd Amendment	6/18/2013

Transwestern Commercial Services	Lease	10/10/2014

Lani Cao	Lease	10/31/2013

Birkeland & Cespedes	Lease	12/21/2010
Birkeland & Cespedes	1st Amendment	1/12/2011

Nintex USA	Lease	4/3/2012
Nintex USA	1st Amendment	7/23/2013
Nintex USA	2nd Amendment	10/3/2013
Nintex USA	3rd Amendment	10/28/2013
Nintex USA	4th Amendment	3/2/2015
Nintex USA	5th Amendment	5/13/2015

Visa	Lease	10/8/2012

Pointmarc	Lease	2/19/2014
Pointmarc	1st Amendment	10/1/2014
Pointmarc	2nd Amendment	1/27/2016

EXHIBIT C-1

Aslakson Financial Group	Lease	8/28/2012

T-Mobile West	Lease	10/31/2012

Comcast Cable	Lease	8/22/2012
Communications

Integra	Lease	10/3/2014

New Cingular Wireless	Lease	6/1/2015

Level 3 Communications	Lease	7/1/2015

EXHIBIT C-1

EXHIBIT D

Intentionally Deleted

EXHIBIT D

EXHIBIT E

State-Specific Deliverables

CALIFORNIA

KBS SOR Iron Point, LLC and Keppel-KBS Iron Point, Inc.

1.	A California Natural Hazard Disclosure Statement in the form attached to this Agreement as Schedule 3, executed by KBS SOR Iron Point, LLC and Keppel-KBS Iron Point, Inc.

COLORADO

KBS SOR Westmoor Center, LLC and Keppel-KBS Westmoor Center, Inc.

2.	A Colorado Department of Revenue Form 1083 – Information with Respect to Conveyance of a Colorado Real Property Interest, executed by KBS SOR Westmoor Center, LLC.

3.	A Real Property Transfer Declaration (TD-1000), executed by Keppel-KBS Westmoor Center, Inc.

GEORGIA

KBS SOR Powers Ferry Landing East, LLC and KBS SOR Northridge, LLC

4.	Executed affidavits that no broker’s services have been engaged with regard to the management, sale, purchase, lease, option, or other conveyance of an interest in any Property located in Georgia and that no notice(s) of lien for any such services has been received. In the event that the affidavit contains any qualification with respect to any such services, proof of payment in full for all such services, together with a lien waiver or estoppel letter from such identified broker(s) must be delivered.

5.	Executed Affidavits of Seller’s Gain or similar documents establishing that such Seller Party has no gain to be recognized from the sale of any Property located in Georgia against which the withholding imposed by O.C.G.A. Section 48-7-128 is to be applied or is exempt from such withholding.

Keppel-KBS Powers Ferry Landing, Inc. and Keppel-KBS Northridge Center, Inc.

6.	Executed affidavits that no broker’s services have been engaged with regard to the management, sale, purchase, lease, option, or other conveyance of an interest in any Property located in Georgia and that no notice(s) of lien for any such services has been received. In the event that the affidavit contains any qualification with respect to any

EXHIBIT E

such services, proof of payment in full for all such services, together with a lien waiver or estoppel letter from such identified broker(s) must be delivered.

FLORIDA – NONE

TEXAS - NONE

WASHINGTON - NONE

EXHIBIT E

EXHIBIT F

Form of Assignment of Leases and

Contracts and

Bill of Sale

(Attached)

EXHIBIT F

ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE

This Assignment of Leases and Contracts and Bill of Sale (this “Assignment”) is executed and delivered as of the          day of                 , 20     (the “Closing Date”) pursuant to that certain Purchase and Sale Agreement and Escrow Instructions (“Agreement”) dated                 , 20    , by and between                             , a                             (“Seller”), and                             , a                              (“Buyer”), covering the real property described in Exhibit A attached hereto (“Property”).

7.        Sale of Personalty. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Buyer the following (the “Personal Property”):

(a)        Tangible Personalty. All of Seller’s right, title and interest, if any, in and to all the furniture, fixtures, equipment, and other tangible personal property listed on Exhibit B attached hereto or otherwise located in or on the Property to the extent owned by Seller; and

(b)        Intangible Personalty. All the right, title and interest of Seller, if any, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and all other intangible property used exclusively in connection with the Property.

8.        Assignment of Leases and Contracts. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts the following:

(a)        Leases. All of the Seller’s right, title and interest in and to all tenant leases relating to the Property, including, without limitation, the tenant leases listed in Exhibit C-1 and Exhibit C-2 attached hereto (“Leases”);

(b)        Contracts and Agreements. Seller’s right, title and interest in and to the contracts and agreements described in Exhibit D-1 and Exhibit D-2 attached hereto (the “Contracts”).

9.        Assumption. Buyer hereby assumes the obligations of Seller under (a) the Leases listed on Exhibit C-1 attached hereto arising from and after the Closing Date, (b) the Leases listed on Exhibit C-2 attached hereto whether arising before or after the Closing Date, (c) the Contracts listed on Exhibit D-1 attached hereto arising from and after the Closing Date, (d) the Contracts listed on Exhibit D-2 attached hereto arising before or after the Closing Date, and (e) that certain leasing agreement dated                     , entered into by and between Seller and                     , but only to the extent of any leasing commissions hereafter payable thereunder arising out of the lease of space in the Property by Buyer after the date of this Assignment, and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts.

EXHIBIT F

10.        Agreement Applies. Except as may otherwise be provided in the Agreement, the Contracts and Leases are being assigned and transferred, and the Personal Property is being transferred, to Buyer on an “as is,” and “where is” basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in Section 11.1 of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.

11.        Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

12.        Attorneys’ Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys’ fees (including on appeal).

13.        Merger. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

14.        Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of [_________]. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

EXHIBIT F

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

[Signature Pages to Follow]

EXHIBIT F

SELLER:

a

BUYER:

a

EXHIBIT F

EXHIBIT A

DESCRIPTION OF PROPERTY

[ATTACHED]

EXHIBIT F

EXHIBIT B

DESCRIPTION OF TANGIBLE PROPERTY

[ATTACHED]

EXHIBIT F

EXHIBIT C-1

LIST OF LEASES UNDER WHICH BUYER ASSUMES

OBLIGATIONS AFTER THE CLOSING DATE

[ATTACHED]

EXHIBIT F

EXHIBIT C-2

LIST OF LEASES UNDER WHICH BUYER ASSUMES

OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE

[ATTACHED]

EXHIBIT F

EXHIBIT D-1

LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES

OBLIGATIONS AFTER THE CLOSING DATE

[ATTACHED]

EXHIBIT F

EXHIBIT D-2

LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES

OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE

[ATTACHED]

EXHIBIT F

EXHIBIT G

Form of FIRPTA Affidavit

(Attached)

EXHIBIT G

FIRPTA CERTIFICATE

                                  (“Member”) is the sole owner of                                  (“Seller”). Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto (the “Property”).

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale Agreement and Escrow Instructions dated as of                             , 20    , by and between                         , a                          (“Buyer”) and Seller, the undersigned certifies the following on behalf of Member:

1.           Member is not a foreign corporation, foreign Company, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

2.           Member is not a disregarded entity as defined in Treasury Regulations §1.1445- 2(b)(2)(iii),

3.	Member’s U.S. employer identification number is , and

4.	Member’s address is: 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.

It is understood that this certificate may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.

Date:                                     , 20

EXHIBIT G

Exhibit A

Legal Description

(Attached)

EXHIBIT G

EXHIBIT H

Form of Tenant Notice

(Attached)

EXHIBIT H

NOTICE TO TENANTS

[Date]

[Project Name]

[Address]

[City/State/ZIP]

Dear Tenant:

Notice is hereby given to the tenants of                              (the “Property”) that                                         , a                                          (“Seller”), the current owner of the Property, has sold the Property to                                         , a                                          (“Buyer”) effective [date of takeover]. Buyer has assumed all of the obligations of landlord under your lease, including any obligations with respect to your security deposit, if any, which has been transferred to Buyer.

Sincerely,

“SELLER”

a

“BUYER”

a

EXHIBIT H

EXHIBIT I

Form of Owners Affidavit

TITLE ORDER:

ESCROW ORDER:

PROPERTY:

COUNTY:

STATE:

                                                 , a                                                   (“Seller”), as seller, and                                                      , a                                                               (“Buyer”), as buyer, are parties to that certain Purchase and Sale Agreement and Escrow Instructions (the “Purchase Agreement”) dated                                     , 20    , as the same has been amended and modified, relating to the improved real property (the “Real Property”) referred to in Exhibit “A” attached hereto and made a part hereof.

In connection with the consummation of the transactions contemplated by the Purchase Agreement, Seller hereby represents and warrants to First American Title Insurance Company the following:

1.	Seller is a limited liability company organized and validly existing under the laws of the State of .

2.	To Seller’s actual knowledge, (i) Seller’s operating agreement is in full force and effect, and (ii) no proceedings are pending for the dissolution of the Seller.

3.	To Seller’s actual knowledge, the leases described on Exhibit “B” attached hereto constitute all of the written leases affecting the Real Property with the current tenants of the Real Property.

4.	To Seller’s actual knowledge, except as disclosed in Exhibit ”C” attached hereto and made a part hereof, (a) there is no capital improvement work currently being constructed (or that was constructed during the last 3 months) on the Real Property that is the subject of a written contract with Seller which could give rise to a mechanic’s or materialman’s lien on the Real Property, and (b) Seller has not entered into any contracts for the furnishing of labor, materials, or services for construction purposes with respect to the Real Property to be furnished subsequent to the date of this affidavit.

5.	Seller shall not hereafter cause any encumbrances or other instruments to be recorded against the Property (other than the recording of a deed (the “Deed”) transferring fee title to the Real Property to ) through the date the Deed is recorded in County, .

For purposes hereof, the “actual knowledge” of Seller shall be limited to the actual knowledge (and not implied, imputed, or constructive) of                                          (whom the Seller represents is the asset manager for the Real Property), with no duty of inquiry. Notwithstanding anything contained herein to the contrary, the representations and warranties set forth in this

EXHIBIT I

Owner’s Affidavit shall only survive the closing of the transactions contemplated by the Purchase Agreement for one (1) year, after which date this Owner’s Affidavit shall be of no further force or effect and First American Title Insurance Company shall have no further rights hereunder (notwithstanding that one or more of the representations and/or warranties set forth herein may prove to be incorrect). This Owner’s Affidavit is being executed for the sole and exclusive benefit of First American Title Insurance Company and no other party or person shall have any rights hereunder.

Executed as of                     , 20

[SIGNATURES ON NEXT PAGE]

EXHIBIT I

SELLER:

a

EXHIBIT I

EXHIBIT J

Florida Department of Community Affairs Energy Efficiency Rating Disclosure

(Attached)

EXHIBIT J

EXHIBIT J

EXHIBIT J

EXHIBIT K

Washington Disclosure Statement

(Attached)

EXHIBIT K

THE PLAZA BUILDINGS

NOTICE TO THE BUYER

THE FOLLOWING DISCLOSURES ARE MADE BY SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT 2002-2018 156TH AVENUE NE, AND 15801-15805 NE 24TH STREET, CITY OF BELLEVUE, COUNTY OF KING (“THE PROPERTY”) OR AS LEGALLY DESCRIBED ON THE ATTACHED EXHIBIT A. SELLER MAKES THE FOLLOWING ENVIRONMENTAL DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A PURCHASE AND SALE AGREEMENT.

    THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PART OF ANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

    FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

EXHIBIT K

ENVIRONMENTAL
[X ] Yes	[ ] No	[ ] Don’t	*A. Have there been any flooding, standing water, or drainage problems
		know	on the property that affect the property or access to the property?

On 6/25/17, a water line to the coffee maker in Suite 300 came loose and caused a water leak. The water was immediately mitigated and repairs to the damaged areas is underway at this time.

[ ] Yes	[X ] No	[ ] Don’t	*B. Is there any material damage to the property from fire, wind, floods,
		know	beach movements, earthquake, expansive soils, or landslides?

There was a small roof fire at USB on 7/13/17 but the damage is not material.

[ ] Yes	[ X] No	[ ] Don’t	*C. Are there any shorelines, wetlands, floodplains, or critical areas on
		know	the property?

[X] Yes	[ ] No	[ ] Don’t	*D. Are there any substances, materials, or products in or on the
		know	property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

Know areas of asbestos is the adhesive on the back of the restroom mirrors that were installed by a prior owner. There was also asbestos found in the floor mastic on the 8th floor of US Bank Building.

[ ] Yes	[X] No	[ ] Don’t	*E. Is there any soil or groundwater contamination?
know

[ ] Yes	[ X] No	[ ] Don’t	*F. Has the property been used as a legal or illegal dumping site?
know

[ ] Yes	[X ] No	[ ] Don’t	*G. Has the property been used as an illegal drug manufacturing site?
know

The foregoing answers and attached explanations (if any) are complete and correct to the best of Seller’s knowledge and Buyer has received a copy hereof.

Date:    10/19/2017

EXHIBIT K

BELLEVUE TECHNOLOGY CENTER

NOTICE TO THE BUYER

THE FOLLOWING DISCLOSURES ARE MADE BY SELLER ABOUT THE CONDITION OF THE PROPERTY LOCATED AT 2002-2018 156TH AVENUE NE, AND 15801-15805 NE 24TH STREET, CITY OF BELLEVUE, COUNTY OF KING (“THE PROPERTY”) OR AS LEGALLY DESCRIBED ON THE ATTACHED EXHIBIT A. SELLER MAKES THE FOLLOWING ENVIRONMENTAL DISCLOSURES OF EXISTING MATERIAL FACTS OR MATERIAL DEFECTS TO BUYER BASED ON SELLER’S ACTUAL KNOWLEDGE OF THE PROPERTY AT THE TIME SELLER COMPLETES THIS DISCLOSURE STATEMENT. UNLESS YOU AND SELLER OTHERWISE AGREE IN WRITING, YOU HAVE THREE (3) BUSINESS DAYS FROM THE DAY SELLER OR SELLER’S AGENT DELIVERS THIS DISCLOSURE STATEMENT TO YOU TO RESCIND THE AGREEMENT BY DELIVERING A SEPARATELY SIGNED WRITTEN STATEMENT OF RESCISSION TO SELLER OR SELLER’S AGENT. IF THE SELLER DOES NOT GIVE YOU A COMPLETED DISCLOSURE STATEMENT, THEN YOU MAY WAIVE THE RIGHT TO RESCIND PRIOR TO OR AFTER THE TIME YOU ENTER INTO A PURCHASE AND SALE AGREEMENT.

    THE FOLLOWING ARE DISCLOSURES MADE BY SELLER AND ARE NOT THE REPRESENTATIONS OF ANY REAL ESTATE LICENSEE OR OTHER PARTY. THIS INFORMATION IS FOR DISCLOSURE ONLY AND IS NOT INTENDED TO BE A PART OF ANY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER.

    FOR A MORE COMPREHENSIVE EXAMINATION OF THE SPECIFIC CONDITION OF THIS PROPERTY YOU ARE ADVISED TO OBTAIN AND PAY FOR THE SERVICES OF QUALIFIED EXPERTS TO INSPECT THE PROPERTY, WHICH MAY INCLUDE, WITHOUT LIMITATION, ARCHITECTS, ENGINEERS, LAND SURVEYORS, PLUMBERS, ELECTRICIANS, ROOFERS, BUILDING INSPECTORS, ON-SITE WASTEWATER TREATMENT INSPECTORS, OR STRUCTURAL PEST INSPECTORS. THE PROSPECTIVE BUYER AND SELLER MAY WISH TO OBTAIN PROFESSIONAL ADVICE OR INSPECTIONS OF THE PROPERTY OR TO PROVIDE APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN THEM WITH RESPECT TO ANY ADVICE, INSPECTION, DEFECTS OR WARRANTIES.

EXHIBIT K

ENVIRONMENTAL
[ ] Yes	[ X] No	[ ] Don’t	*A. Have there been any flooding, standing water, or drainage problems
		know	on the property that affect the property or access to the property?

[ ] Yes	[X ] No	[ ] Don’t	*B. Is there any material damage to the property from fire, wind, floods,
		know	beach movements, earthquake, expansive soils, or landslides?

[ ] Yes	[ X] No	[ ] Don’t	*C. Are there any shorelines, wetlands, floodplains, or critical areas on
		know	the property?

[ ] Yes	[X ] No	[ ] Don’t	*D. Are there any substances, materials, or products in or on the
		know	property that may be environmental concerns, such as asbestos, formaldehyde, radon gas, lead-based paint, fuel or chemical storage tanks, or contaminated soil or water?

[ ] Yes	[ X] No	[ ] Don’t	*E. Is there any soil or groundwater contamination?
know

[ ] Yes	[X ] No	[ ] Don’t	*F. Has the property been used as a legal or illegal dumping site?
know

[ ] Yes	[ X] No	[ ] Don’t	*G. Has the property been used as an illegal drug manufacturing site?
know

The foregoing answers and attached explanations (if any) are complete and correct to the best of Seller’s knowledge and Buyer has received a copy hereof.

Date:    10/19/2017

EXHIBIT K

SCHEDULE 1

Title Reports

PROPERTY NAME	TITLE COMPANY	TITLE COMMITMENT AND EFFECTIVE DATE
Northridge Center	First American Title Insurance Company	Title Commitment Number NCS- 762885-11-SA1 dated September 20, 2017
Iron Point	First American Title Insurance Company	Title Commitment Number NCS- 762885-01-SA1 dated October 10, 2017
Bellevue Technology Center	First American Title Insurance Company	Title Commitment Number NCS- 762885-12-SA1 dated September 22, 2017
Powers Ferry Landing	First American Title Insurance Company	Title Commitment Number NCS- 762885-04-SA1 dated September 20, 2017
1800 West Loop South	First American Title Insurance Company	Title Commitment Number NCS- 762885-10-SA1 dated October 10, 2017
West Loop I & II	First American Title Insurance Company	Title Commitment Number NCS- 762885-09-SA1 dated September 25, 2017
Great Hills Plaza Westech 360	First American Title Insurance Company	Title Commitment Number NCS- 762885-05-SA1 dated September 25, 2017
Westmoor Center	First American Title Insurance Company	Title Commitment Number NCS- 762885-13-SA1 dated September 27, 2017

Schedule 1

PROPERTY NAME	TITLE COMPANY	TITLE COMMITMENT AND EFFECTIVE DATE
Maitland Promenade II	First American Title Insurance Company	Title Commitment Number NCS- 762885-14-SA1 dated September 15, 2017
The Plaza Buildings	First American Title Insurance Company	Title Commitment Number NCS- 762885-08-SA1 dated September 22, 2017

Schedule 1

SCHEDULE 2

Disclosures

KBS SOR Northridge, LLC

None.

KBS SOR Iron Point, LLC

Tenant breaches of material terms of existing leases:

Tenant	Breach	Date	Delinquent Balance	Comments
Fortuna	Default	9/8/2017	$8,881	Termination agreement has been
				executed. See below for additional
				comments.

The lease termination date is 11/1/17. Per the termination agreement, Fortuna will become current on past due rent by December 1st. In addition, management will retain their security deposit in the amount of $4,076.10.

KBS SOR 156th Avenue Northeast, LLC

City of Bellevue Fire Department violation September 27, 2017:

•	Fire protection equipment is not identified in an approved manner
•	Rooms containing controls for air-conditioning systems, sprinkler risers and valves, or other fire detection, suppression or control elements are not properly identified for the use of the fire department
•	Fire alarm rooms are not properly identified
•	Fire alarm panel and building addresses do not match

Property management is working with a vendor to cure the deficiencies.

KBS SOR Powers Ferry Landing East, LLC

None.

KBS SOR 1800 West Loop South, LLC

Tenant breaches of material terms of existing leases:

Tenant	Breach	Date	Delinquent Balance	Comments
Bellelli USA, LLC	Default	9/8/2017	$9,053	Lock has been changed
Skyline Deli & Grill, Inc	Default	7/6/2017	$3,104

Schedule 2

Pending Litigation:

There is an ongoing action in connection with protesting the 2016 property taxes assessed to the property.

KBS SOR 6565-6575 West Loop South, LLC

Pending Litigation:

University General Hospital, a previous tenant, filed Chapter 11 bankruptcy in 2015. The latest update from Mayer Brown, the leasing counsel for the property, is that the courts granted the debtors another extension until April 30, 2018.

KBS SOR Austin Suburban Portfolio, LLC (Great Hills Plaza)

None.

KBS SOR Austin Suburban Portfolio, LLC (Westech 360)

None.

KBS SOR Westmoor Center, LLC

None.

KBS SOR Maitland Promenade II, LLC

None.

KBS SOR Plaza Bellevue, LLC

Tenant breaches of material terms of existing leases:

The tenant Basho is in Bankruptcy. Expected not to receive any disbursement.

Written notices received alleging tenant defaults of material obligations in existing leases:

Tenant	Breach	Date	Delinquent Balance	Comments
Concord Ventures, Inc.	Default	10/3/2017	$16,926	5 day notice sent

Schedule 2

SCHEDULE 3

Form of California Natural Hazard Disclosure Statement

NATURAL HAZARD DISCLOSURE STATEMENT

The Seller discloses the following information with the knowledge that even though this is not a warranty, prospective buyers may rely on this information in deciding whether and on what terms to purchase the subject property. Seller hereby authorizes any agent(s) representing any principal(s) in this action to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the property.

THE FOLLOWING ARE DISCLOSURES MADE BY THE SELLER AND HIS OR HER AGENT(S) BASED ON THEIR ACTUAL KNOWLEDGE AND MAPS DRAWN BY THE STATE. THIS INFORMATION IS A DISCLOSURE AND IS NOT INTENDED TO BE PART OF ANY CONTRACT BETWEEN THE PURCHASER AND THE SELLER.

The disclosures made in this Natural Hazard Disclosure Statement are based upon information provided by an independent third party as a substitute disclosure pursuant to California Civil Code 1102.4. Seller has not independently verified the information contained herein, but is not personally aware of any errors or inaccuracies in the information contained herein.

WITH RESPECT TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A ATTACHED HERETO, THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51178 or 51179 of the Government Code. The owner of this property is subject to the maintenance requirements of Section 51182 of the Government Code.

Yes______________    No_______________

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state’s responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to Section 4142 of the Public Resources Code.

Yes______________    No________________

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code.

Yes _____________    No________________

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.

Yes (Landslide Zone)__ Yes (Liquefaction Zone)__    No___ Map not yet released by State ___

Schedule 3

A SPECIAL FLOOD HAZARD AREA (Zone ‘A’) designated by the Federal Emergency Management Agency.

Yes______________	No______________	Do not know/information not available from local jurisdiction ______________

AN AREA OF POTENTIAL FLOODING shown on an inundation map pursuant to Section 8589.5 of the Government Code.

Yes______________	No______________	Do not know/information not available from local jurisdiction ______________

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER.

THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. PURCHASER(S) AND SELLER(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS.

PURCHASER ACKNOWLEDGES AND AGREES THAT THIS NATURAL HAZARD DISCLOSURE STATEMENT IS BEING DELIVERED TO COMPLY WITH APPLICABLE LAW AND DOES NOT, AND IS NOT INTENDED TO, CONSTITUTE REPRESENTATIONS AND WARRANTIES FROM SELLER.

[SIGNATURES ON NEXT PAGE]

Schedule 3

Subject to the terms set forth above, Seller certifies that the information herein is true and correct to the best of the Seller’s actual knowledge as of the date signed by the Seller.

SELLER:

By:

By:
Name:
Title:

Date

Schedule 3

Purchaser certifies that it has read and understands this document.

PURCHASER:

a
]

Schedule 3

SCHEDULE 4

Intentionally Deleted

Schedule 4

SCHEDULE 5

Notice Address

If to Buyer, addressed to Buyer as follows:

c/o Keppel-KBS US REIT Management Pte. Ltd.

(as manager of Keppel-KBS US REIT)

230 Victoria Street

#05-08, Burgis Junction Towers

Singapore, 188024

Attention: Andy Gwee

Telephone No: (65) 6803-1662

If to Seller, addressed to Seller as follows:

c/o KBS Capital Advisors LLC

800 Newport Center Drive, Suite 700

Newport Beach, CA 92660

Attention: Brian Ragsdale

Telephone No: (949) 797-0305

Fax No.: (949) 417-6501

If to Escrow Holder, addressed to Escrow Holder as follows:

First American Title Insurance Company

18500 Von Karman Avenue, Suite 600

Irvine, California 92612

Attention: Patty Beverly

Telephone No.: (949) 885-2465

Fax No.: (877) 372-0260

Copies of all notices to also be sent to:

Sheppard Mullin Richter & Hampton, LLP

650 Town Center Drive, 4th Floor

Costa Mesa, CA 92626

Attention: Scott Morehouse

Telephone No: (714) 424-2865

Fax No.: (714) 428-5995

Schedule 5